Annual Financial Information

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS OF RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK AND

POLICY OWNERS OF RIVERSOURCE OF NEW YORK ACCOUNT 8

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the divisions of RiverSource of New York Account 8, as indicated in Note 1, offered through RiverSource® Variable Universal Life 5 and RiverSource® Variable Universal Life 5 – Estate Series sponsored by RiverSource Life Insurance Co. of New York, as of December 31, 2021, and the related statements of operations and of changes in net assets for each of the periods indicated in Note 1, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the divisions of RiverSource of New York Account 8 as of December 31, 2021, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated in Note 1, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the RiverSource Life Insurance Co. of New York management. Our responsibility is to express an opinion on the financial statements of each of the divisions of the RiverSource of New York Account 8 based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the divisions of the RiverSource of New York Account 8 in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2021 by correspondence with the transfer agent and investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

April 22, 2022

We have served as the auditor of one or more of the divisions of RiverSource of New York Account 8 since 2010.

RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT	1

Statement of Assets and Liabilities

December 31, 2021	AB VPS Dyn Asset Alloc, Cl B	AB VPS Lg Cap Gro, Cl B	Allspg VT Opp, Cl 2	Allspg VT Sm Cap Gro, Cl 2	ALPS Alerian Engy Infr, Class III
Assets
Investments, at fair value(1),(2)	$525	$2,208,334	$1,578,669	$1,936,899	$389,588
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	56	—	—
Receivable for share redemptions	—	652	539	568	192
Total assets	525	2,208,986	1,579,264	1,937,467	389,780

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	652	539	568	192
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	56	—	—
Total liabilities	—	652	595	568	192
Net assets applicable to Variable Life contracts in accumulation period	—	2,208,334	1,578,669	1,936,899	389,466
Net assets applicable to seed money	525	—	—	—	122
Total net assets	$525	$2,208,334	$1,578,669	$1,936,899	$389,588
(1) Investment shares	35	25,777	44,925	137,956	44,171
(2) Investments, at cost	$432	$1,548,181	$1,159,886	$1,507,981	$346,906

December 31, 2021 (continued)	AC VP Val, Cl II	BlackRock Global Alloc, Cl III	Col VP Bal, Cl 3	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 2
Assets
Investments, at fair value(1),(2)	$2,521,124	$536,304	$19,187,380	$30,751	$158,014
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	74	795	899	—	—
Receivable for share redemptions	1,145	234	12,743	—	—
Total assets	2,522,343	537,333	19,201,022	30,751	158,014

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	844	234	12,743	—	—
Contract terminations	301	—	—	—	—
Payable for investments purchased	74	795	899	—	—
Total liabilities	1,219	1,029	13,642	—	—
Net assets applicable to Variable Life contracts in accumulation period	2,521,124	536,186	19,187,380	30,751	158,014
Net assets applicable to seed money	—	118	—	—	—
Total net assets	$2,521,124	$536,304	$19,187,380	$30,751	$158,014
(1) Investment shares	184,158	37,295	458,918	5,443	3,977
(2) Investments, at cost	$1,854,363	$553,448	$8,975,092	$27,532	$93,852

See accompanying notes to financial statements.

2	RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT

Statement of Assets and Liabilities

December 31, 2021 (continued)	Col VP Disciplined Core, Cl 2	Col VP Divd Opp, Cl 2	Col VP Emerg Mkts Bond, Cl 2	Col VP Emer Mkts, Cl 2	Col VP Global Strategic Inc, Cl 2
Assets
Investments, at fair value(1),(2)	$449,068	$113,387	$21,547	$455,326	$92,637
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	14	—	—	14	—
Receivable for share redemptions	—	—	—	—	—
Total assets	449,082	113,387	21,547	455,340	92,637

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	—	—	—	—
Contract terminations	—	—	—	—	—
Payable for investments purchased	14	—	—	14	—
Total liabilities	14	—	—	14	—
Net assets applicable to Variable Life contracts in accumulation period	449,068	113,387	21,547	455,326	92,637
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$449,068	$113,387	$21,547	$455,326	$92,637
(1) Investment shares	5,214	3,093	2,302	23,740	10,759
(2) Investments, at cost	$232,219	$76,356	$22,190	$417,666	$94,105

December 31, 2021 (continued)	Col VP Govt Money Mkt, Cl 2	Col VP Hi Yield Bond, Cl 2	Col VP Inc Opp, Cl 2	Col VP Inter Bond, Cl 2	Col VP Lg Cap Gro, Cl 2
Assets
Investments, at fair value(1),(2)	$492,289	$309,502	$31,311	$66,153	$392,070
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	7	14	—	—	—
Receivable for share redemptions	—	—	—	—	—
Total assets	492,296	309,516	31,311	66,153	392,070

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	—	—	—	—
Contract terminations	—	—	—	—	—
Payable for investments purchased	7	14	—	—	—
Total liabilities	7	14	—	—	—
Net assets applicable to Variable Life contracts in accumulation period	492,289	309,502	31,311	66,153	392,070
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$492,289	$309,502	$31,311	$66,153	$392,070
(1) Investment shares	492,289	45,717	4,307	6,454	10,640
(2) Investments, at cost	$492,288	$304,921	$32,028	$69,345	$235,860

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT	3

Statement of Assets and Liabilities

December 31, 2021 (continued)	Col VP Lg Cap Index, Cl 3	Col VP Limited Duration Cr, Cl 2	Col VP Long Govt/Cr Bond, Cl 2	Col VP Mid Cap Gro, Cl 2	Col VP Overseas Core, Cl 2
Assets
Investments, at fair value(1),(2)	$14,197,243	$681,131	$9,709	$109,046	$169,965
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	3,241
Receivable for share redemptions	9,811	360	—	—	—
Total assets	14,207,054	681,491	9,709	109,046	173,206

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	5,951	360	—	—	—
Contract terminations	3,860	—	—	—	—
Payable for investments purchased	—	—	—	—	3,241
Total liabilities	9,811	360	—	—	3,241
Net assets applicable to Variable Life contracts in accumulation period	14,197,243	681,045	9,709	109,046	169,965
Net assets applicable to seed money	—	86	—	—	—
Total net assets	$14,197,243	$681,131	$9,709	$109,046	$169,965
(1) Investment shares	366,286	69,574	871	2,140	11,346
(2) Investments, at cost	$6,531,002	$673,238	$10,253	$60,171	$153,335

December 31, 2021 (continued)	Col VP Select Lg Cap Val, Cl 2	Col VP Select Mid Cap Val, Cl 2	Col VP Select Sm Cap Val, Cl 2	Col VP Strategic Inc, Cl 2	Col VP US Govt Mtge, Cl 2
Assets
Investments, at fair value(1),(2)	$106,840	$122,588	$119,333	$155,375	$6,657
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	850	—	—
Receivable for share redemptions	761	3,329	—	—	—
Total assets	107,601	125,917	120,183	155,375	6,657

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	—	—	—	—
Contract terminations	761	3,329	—	—	—
Payable for investments purchased	—	—	850	—	—
Total liabilities	761	3,329	850	—	—
Net assets applicable to Variable Life contracts in accumulation period	106,840	122,588	119,333	155,375	6,657
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$106,840	$122,588	$119,333	$155,375	$6,657
(1) Investment shares	2,938	3,414	3,432	36,994	646
(2) Investments, at cost	$69,100	$77,625	$82,794	$156,481	$6,776

See accompanying notes to financial statements.

4	RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT

Statement of Assets and Liabilities

December 31, 2021 (continued)	CTIVP Allspg Short Dur Govt, Cl 2	CTIVP AC Div Bond, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 2	CTIVP CenterSquare Real Est, Cl 2	CTIVP Loomis Sayles Gro, Cl 2
Assets
Investments, at fair value(1),(2)	$10,718	$18,148	$20,899	$251,092	$78,637
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	7	—
Receivable for share redemptions	—	—	—	—	—
Total assets	10,718	18,148	20,899	251,099	78,637

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	—	—	—	—
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	—	7	—
Total liabilities	—	—	—	7	—
Net assets applicable to Variable Life contracts in accumulation period	10,718	18,148	20,899	251,092	78,637
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$10,718	$18,148	$20,899	$251,092	$78,637
(1) Investment shares	1,096	1,619	3,489	25,109	1,378
(2) Investments, at cost	$11,122	$18,722	$19,798	$215,662	$40,670

December 31, 2021 (continued)	CTIVP MFS Val, Cl 2	CTIVP MS Adv, Cl 2	CTIVP T Rowe Price LgCap Val, Cl 2	CTIVP TCW Core Plus Bond, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 2
Assets
Investments, at fair value(1),(2)	$196,375	$90,463	$97,873	$25,994	$445,851
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	—	—	—	—	—
Total assets	196,375	90,463	97,873	25,994	445,851

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	—	—	—	—
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	—	—	—	—	—
Net assets applicable to Variable Life contracts in accumulation period	196,375	90,463	97,873	25,994	445,851
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$196,375	$90,463	$97,873	$25,994	$445,851
(1) Investment shares	5,333	1,552	2,991	2,432	10,618
(2) Investments, at cost	$131,074	$75,586	$71,781	$26,744	$280,001

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT	5

Statement of Assets and Liabilities

December 31, 2021 (continued)	CTIVP Westfield Mid Cap Gro, Cl 2	Del Ivy VIP Asset Strategy, Cl II	DWS Alt Asset Alloc VIP, Cl B	Fid VIP Contrafund, Serv Cl 2	Fid VIP Mid Cap, Serv Cl 2
Assets
Investments, at fair value(1),(2)	$81,469	$74,262	$265,417	$6,735,557	$6,270,658
Dividends receivable	—	—	—	503,059	817,894
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	14	55	—
Receivable for share redemptions	—	27	31	7,958	4,940
Total assets	81,469	74,289	265,462	7,246,629	7,093,492

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	27	31	3,040	2,041
Contract terminations	—	—	—	4,918	2,899
Payable for investments purchased	—	—	14	503,114	817,894
Total liabilities	—	27	45	511,072	822,834
Net assets applicable to Variable Life contracts in accumulation period	81,469	74,048	265,325	6,735,557	6,270,658
Net assets applicable to seed money	—	214	92	—	—
Total net assets	$81,469	$74,262	$265,417	$6,735,557	$6,270,658
(1) Investment shares	1,754	7,289	17,566	128,272	159,194
(2) Investments, at cost	$58,242	$69,693	$230,085	$4,543,628	$5,465,123

December 31, 2021 (continued)	Fid VIP Strategic Inc, Serv Cl 2	Frank Inc, Cl 2	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2	GS VIT Multi-Strategy Alt, Advisor
Assets
Investments, at fair value(1),(2)	$38,216	$361,457	$1,850,041	$3,092,100	$44,108
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	1,498	138	—
Receivable for share redemptions	—	173	712	1,306	17
Total assets	38,216	361,630	1,852,251	3,093,544	44,125

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	173	712	1,306	17
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	1,498	138	—
Total liabilities	—	173	2,210	1,444	17
Net assets applicable to Variable Life contracts in accumulation period	38,216	361,350	1,850,041	3,092,100	43,865
Net assets applicable to seed money	—	107	—	—	243
Total net assets	$38,216	$361,457	$1,850,041	$3,092,100	$44,108
(1) Investment shares	3,292	21,567	96,356	176,289	4,533
(2) Investments, at cost	$37,434	$324,267	$1,845,254	$2,899,798	$42,524

See accompanying notes to financial statements.

6	RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT

Statement of Assets and Liabilities

December 31, 2021 (continued)	Invesco VI Bal Risk Alloc, Ser II	Invesco VI Global, Ser II	Invesco VI Gbl Strat Inc, Ser II	Invesco VI Mn St Sm Cap, Ser II	Janus Henderson VIT Bal, Serv
Assets
Investments, at fair value(1),(2)	$322,455	$2,194,545	$1,771,659	$1,905,775	$61,349
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	1,142	5,307	619	—
Receivable for share redemptions	135	826	745	610	—
Total assets	322,590	2,196,513	1,777,711	1,907,004	61,349

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	135	826	745	610	—
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	1,142	5,307	619	—
Total liabilities	135	1,968	6,052	1,229	—
Net assets applicable to Variable Life contracts in accumulation period	322,344	2,194,545	1,771,659	1,905,775	61,349
Net assets applicable to seed money	111	—	—	—	—
Total net assets	$322,455	$2,194,545	$1,771,659	$1,905,775	$61,349
(1) Investment shares	30,564	39,063	384,308	61,816	1,154
(2) Investments, at cost	$322,871	$1,691,510	$1,968,329	$1,505,773	$47,155

December 31, 2021 (continued)	Janus Henderson VIT Flex Bd, Serv	Janus Henderson VIT Res, Serv	Lazard Ret Global Dyn MA, Serv	MFS Utilities, Serv Cl	MS VIF Dis, Cl II
Assets
Investments, at fair value(1),(2)	$8,121	$697,247	$29,631	$1,162,702	$1,519,139
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	7	—	7	—
Receivable for share redemptions	—	417	16	690	700
Total assets	8,121	697,671	29,647	1,163,399	1,519,839

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	347	16	483	700
Contract terminations	—	70	—	207	—
Payable for investments purchased	—	7	—	7	—
Total liabilities	—	424	16	697	700
Net assets applicable to Variable Life contracts in accumulation period	8,121	697,247	29,281	1,162,702	1,519,139
Net assets applicable to seed money	—	—	350	—	—
Total net assets	$8,121	$697,247	$29,631	$1,162,702	$1,519,139
(1) Investment shares	612	12,831	2,013	30,939	94,709
(2) Investments, at cost	$8,311	$456,282	$26,211	$942,438	$1,739,285

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT	7

Statement of Assets and Liabilities

December 31, 2021 (continued)	NB AMT Sus Eq, Cl S	NB AMT US Eq Index PW Strat, Cl S	PIMCO VIT All Asset, Advisor Cl	PIMCO VIT Glb Man As Alloc, Adv Cl	PIMCO VIT Tot Return, Advisor Cl
Assets
Investments, at fair value(1),(2)	$23,902	$31,323	$819,579	$6,735	$426,192
Dividends receivable	—	—	—	—	739
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	22	—	—
Receivable for share redemptions	—	7	496	—	239
Total assets	23,902	31,330	820,097	6,735	427,170

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	7	438	—	203
Contract terminations	—	—	58	—	36
Payable for investments purchased	—	—	22	—	739
Total liabilities	—	7	518	—	978
Net assets applicable to Variable Life contracts in accumulation period	23,902	31,017	819,579	6,735	423,718
Net assets applicable to seed money	—	306	—	—	2,474
Total net assets	$23,902	$31,323	$819,579	$6,735	$426,192
(1) Investment shares	644	2,750	70,290	518	39,609
(2) Investments, at cost	$19,532	$28,299	$759,217	$6,217	$437,150

December 31, 2021 (continued)	Temp Global Bond, Cl 2	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 2	VP Conserv, Cl 2	VP Man Vol Conserv, Cl 2
Assets
Investments, at fair value(1),(2)	$186,822	$144,570	$25,282,740	$633,215	$142,734
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	4	—	1,628	—	—
Receivable for share redemptions	72	51	5,813	340	73
Total assets	186,898	144,621	25,290,181	633,555	142,807

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	72	51	5,813	323	73
Contract terminations	—	—	—	17	—
Payable for investments purchased	4	—	1,628	—	—
Total liabilities	76	51	7,441	340	73
Net assets applicable to Variable Life contracts in accumulation period	186,753	144,395	25,282,740	633,194	142,653
Net assets applicable to seed money	69	175	—	21	81
Total net assets	$186,822	$144,570	$25,282,740	$633,215	$142,734
(1) Investment shares	14,229	16,503	862,598	37,714	10,145
(2) Investments, at cost	$214,567	$142,121	$17,157,316	$564,671	$130,890

See accompanying notes to financial statements.

8	RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT

Statement of Assets and Liabilities

December 31, 2021 (continued)	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 2	VP Mod Aggr, Cl 2
Assets
Investments, at fair value(1),(2)	$175,185	$2,346,144	$2,147,105	$30,374,487	$44,692,831
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	193	—	1,520	10,583
Receivable for share redemptions	82	609	616	13,553	15,435
Total assets	175,267	2,346,946	2,147,721	30,389,560	44,718,849

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	82	609	616	13,472	15,435
Contract terminations	—	—	—	81	—
Payable for investments purchased	—	193	—	1,520	10,583
Total liabilities	82	802	616	15,073	26,018
Net assets applicable to Variable Life contracts in accumulation period	175,129	2,346,113	2,147,046	30,374,487	44,692,831
Net assets applicable to seed money	56	31	59	—	—
Total net assets	$175,185	$2,346,144	$2,147,105	$30,374,487	$44,692,831
(1) Investment shares	11,324	125,934	115,312	1,334,556	1,724,260
(2) Investments, at cost	$151,410	$1,716,993	$1,676,417	$21,676,187	$31,431,609

December 31, 2021 (continued)	VP Mod Conserv, Cl 2	VP Ptnrs Core Bond, Cl 2	VP Ptnrs Core Eq, Cl 2	VP Ptnrs Intl Core Eq, Cl 2	VP Ptnrs Intl Gro, Cl 2
Assets
Investments, at fair value(1),(2)	$2,569,622	$3,917	$1,077	$40,011	$268,034
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	170	—	—	—	7
Receivable for share redemptions	1,177	—	—	—	—
Total assets	2,570,969	3,917	1,077	40,011	268,041

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	1,177	—	—	—	—
Contract terminations	—	—	—	—	—
Payable for investments purchased	170	—	—	—	7
Total liabilities	1,347	—	—	—	7
Net assets applicable to Variable Life contracts in accumulation period	2,569,622	3,823	1,043	40,011	268,034
Net assets applicable to seed money	—	94	34	—	—
Total net assets	$2,569,622	$3,917	$1,077	$40,011	$268,034
(1) Investment shares	131,640	354	31	2,977	18,472
(2) Investments, at cost	$2,120,530	$3,924	$682	$33,861	$220,566

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT	9

Statement of Assets and Liabilities

December 31, 2021 (continued)	VP Ptnrs Intl Val, Cl 2	VP Ptnrs Sm Cap Gro, Cl 2	VP Ptnrs Sm Cap Val, Cl 2	WA Var Global Hi Yd Bond, Cl II
Assets
Investments, at fair value(1),(2)	$89,961	$33,766	$6,314	$10,300
Dividends receivable	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—
Receivable for share redemptions	—	—	—	—
Total assets	89,961	33,766	6,314	10,300

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	—	—	—
Contract terminations	—	—	—	—
Payable for investments purchased	—	—	—	—
Total liabilities	—	—	—	—
Net assets applicable to Variable Life contracts in accumulation period	89,961	33,766	6,314	10,300
Net assets applicable to seed money	—	—	—	—
Total net assets	$89,961	$33,766	$6,314	$10,300
(1) Investment shares	8,934	912	173	1,384
(2) Investments, at cost	$86,219	$23,172	$4,667	$10,498

See accompanying notes to financial statements.

10	RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT

Statement of Operations

Year ended December 31, 2021	AB VPS Dyn Asset Alloc, Cl B	AB VPS Lg Cap Gro, Cl B	Allspg VT Opp, Cl 2	Allspg VT Sm Cap Gro, Cl 2	ALPS Alerian Engy Infr, Class III
Investment income
Dividend income	$8	$—	$599	$—	$7,703
Variable account expenses	1	7,955	5,953	6,986	2,638
Investment income (loss) — net	7	(7,955)	(5,354)	(6,986)	5,065

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	2	620,867	111,780	275,074	224,829
Cost of investments sold	2	444,339	83,814	190,937	221,428
Net realized gain (loss) on sales of investments	—	176,528	27,966	84,137	3,401
Distributions from capital gains	—	147,296	72,172	217,212	—
Net change in unrealized appreciation or depreciation of investments	36	204,131	214,602	(151,642)	133,373
Net gain (loss) on investments	36	527,955	314,740	149,707	136,774
Net increase (decrease) in net assets resulting from operations	$43	$520,000	$309,386	$142,721	$141,839

Year ended December 31, 2021 (continued)	AC VP Val, Cl II	BlackRock Global Alloc, Cl III	Col VP Bal, Cl 3	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 2
Investment income
Dividend income	$38,092	$4,367	$—	$—	$—
Variable account expenses	9,414	2,677	147,020	—	—
Investment income (loss) — net	28,678	1,690	(147,020)	—	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	219,540	60,740	1,953,316	536	12,098
Cost of investments sold	170,724	53,914	961,423	517	7,582
Net realized gain (loss) on sales of investments	48,816	6,826	991,893	19	4,516
Distributions from capital gains	—	88,902	—	—	—
Net change in unrealized appreciation or depreciation of investments	412,283	(68,466)	1,562,877	6,806	25,437
Net gain (loss) on investments	461,099	27,262	2,554,770	6,825	29,953
Net increase (decrease) in net assets resulting from operations	$489,777	$28,952	$2,407,750	$6,825	$29,953

Year ended December 31, 2021 (continued)	Col VP Disciplined Core, Cl 2	Col VP Divd Opp, Cl 2	Col VP Emerg Mkts Bond, Cl 2	Col VP Emer Mkts, Cl 2	Col VP Global Strategic Inc, Cl 2
Investment income
Dividend income	$—	$—	$647	$4,151	$3,570
Variable account expenses	—	—	—	—	—
Investment income (loss) — net	—	—	647	4,151	3,570

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	18,391	2,860	185	8,345	6,195
Cost of investments sold	10,502	2,096	186	6,662	6,326
Net realized gain (loss) on sales of investments	7,889	764	(1)	1,683	(131)
Distributions from capital gains	—	—	—	17,947	—
Net change in unrealized appreciation or depreciation of investments	100,683	22,050	(942)	(61,006)	(2,492)
Net gain (loss) on investments	108,572	22,814	(943)	(41,376)	(2,623)
Net increase (decrease) in net assets resulting from operations	$108,572	$22,814	$(296)	$(37,225)	$947

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT	11

Statement of Operations

Year ended December 31, 2021 (continued)	Col VP Govt Money Mkt, Cl 2	Col VP Hi Yield Bond, Cl 2	Col VP Inc Opp, Cl 2	Col VP Inter Bond, Cl 2	Col VP Lg Cap Gro, Cl 2
Investment income
Dividend income	$47	$14,452	$2,573	$2,066	$—
Variable account expenses	—	—	—	—	—
Investment income (loss) — net	47	14,452	2,573	2,066	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	79,040	16,021	12,357	13,061	12,433
Cost of investments sold	79,040	15,562	11,720	12,390	8,120
Net realized gain (loss) on sales of investments	—	459	637	671	4,313
Distributions from capital gains	51	—	—	4,831	—
Net change in unrealized appreciation or depreciation of investments	—	(1,025)	(1,696)	(7,916)	75,093
Net gain (loss) on investments	51	(566)	(1,059)	(2,414)	79,406
Net increase (decrease) in net assets resulting from operations	$98	$13,886	$1,514	$(348)	$79,406

Year ended December 31, 2021 (continued)	Col VP Lg Cap Index, Cl 3	Col VP Limited Duration Cr, Cl 2	Col VP Long Govt/Cr Bond, Cl 2	Col VP Mid Cap Gro, Cl 2	Col VP Overseas Core, Cl 2
Investment income
Dividend income	$—	$9,124	$172	$—	$1,721
Variable account expenses	66,430	4,076	—	—	—
Investment income (loss) — net	(66,430)	5,048	172	—	1,721

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,414,109	129,798	1,904	3,637	3,798
Cost of investments sold	661,989	125,246	1,981	2,101	3,364
Net realized gain (loss) on sales of investments	752,120	4,552	(77)	1,536	434
Distributions from capital gains	—	—	455	—	3,244
Net change in unrealized appreciation or depreciation of investments	2,455,936	(19,295)	(846)	13,467	7,740
Net gain (loss) on investments	3,208,056	(14,743)	(468)	15,003	11,418
Net increase (decrease) in net assets resulting from operations	$3,141,626	$(9,695)	$(296)	$15,003	$13,139

Year ended December 31, 2021 (continued)	Col VP Select Lg Cap Val, Cl 2	Col VP Select Mid Cap Val, Cl 2	Col VP Select Sm Cap Val, Cl 2	Col VP Strategic Inc, Cl 2	Col VP US Govt Mtge, Cl 2
Investment income
Dividend income	$—	$—	$—	$8,165	$118
Variable account expenses	—	—	—	—	—
Investment income (loss) — net	—	—	—	8,165	118

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	7,833	6,126	13,575	66,649	80
Cost of investments sold	5,236	4,021	9,445	64,971	78
Net realized gain (loss) on sales of investments	2,597	2,105	4,130	1,678	2
Distributions from capital gains	—	—	—	—	104
Net change in unrealized appreciation or depreciation of investments	18,651	26,468	21,643	(7,331)	(312)
Net gain (loss) on investments	21,248	28,573	25,773	(5,653)	(206)
Net increase (decrease) in net assets resulting from operations	$21,248	$28,573	$25,773	$2,512	$(88)

See accompanying notes to financial statements.

12	RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT

Statement of Operations

Year ended December 31, 2021 (continued)	CTIVP Allspg Short Dur Govt, Cl 2	CTIVP AC Div Bond, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 2	CTIVP CenterSquare Real Est, Cl 2	CTIVP Loomis Sayles Gro, Cl 2
Investment income
Dividend income	$142	$353	$113	$2,364	$—
Variable account expenses	—	—	—	—	—
Investment income (loss) — net	142	353	113	2,364	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	81	228	7,829	9,790	2,352
Cost of investments sold	82	230	7,595	9,252	1,259
Net realized gain (loss) on sales of investments	(1)	(2)	234	538	1,093
Distributions from capital gains	193	360	414	20,325	—
Net change in unrealized appreciation or depreciation of investments	(517)	(611)	84	48,312	10,868
Net gain (loss) on investments	(325)	(253)	732	69,175	11,961
Net increase (decrease) in net assets resulting from operations	$(183)	$100	$845	$71,539	$11,961

Year ended December 31, 2021 (continued)	CTIVP MFS Val, Cl 2	CTIVP MS Adv, Cl 2	CTIVP T Rowe Price LgCap Val, Cl 2	CTIVP TCW Core Plus Bond, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 2
Investment income
Dividend income	$—	$—	$—	$287	$—
Variable account expenses	—	—	—	—	—
Investment income (loss) — net	—	—	—	287	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	25,576	2,120	391	723	48,243
Cost of investments sold	18,238	1,606	300	713	31,363
Net realized gain (loss) on sales of investments	7,338	514	91	10	16,880
Distributions from capital gains	—	—	—	1,106	—
Net change in unrealized appreciation or depreciation of investments	31,865	(5,431)	17,314	(1,690)	92,472
Net gain (loss) on investments	39,203	(4,917)	17,405	(574)	109,352
Net increase (decrease) in net assets resulting from operations	$39,203	$(4,917)	$17,405	$(287)	$109,352

Year ended December 31, 2021 (continued)	CTIVP Westfield Mid Cap Gro, Cl 2	Del Ivy VIP Asset Strategy, Cl II	DWS Alt Asset Alloc VIP, Cl B	Fid VIP Contrafund, Serv Cl 2	Fid VIP Mid Cap, Serv Cl 2
Investment income
Dividend income	$—	$1,153	$4,121	$1,724	$21,439
Variable account expenses	—	398	357	33,599	22,500
Investment income (loss) — net	—	755	3,764	(31,875)	(1,061)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	15,981	63,518	14,630	899,205	356,954
Cost of investments sold	11,830	55,719	13,130	604,052	278,066
Net realized gain (loss) on sales of investments	4,151	7,799	1,500	295,153	78,888
Distributions from capital gains	—	7,409	—	792,424	975,769
Net change in unrealized appreciation or depreciation of investments	7,569	(7,643)	23,098	423,015	202,336
Net gain (loss) on investments	11,720	7,565	24,598	1,510,592	1,256,993
Net increase (decrease) in net assets resulting from operations	$11,720	$8,320	$28,362	$1,478,717	$1,255,932

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT	13

Statement of Operations

Year ended December 31, 2021 (continued)	Fid VIP Strategic Inc, Serv Cl 2	Frank Inc, Cl 2	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2	GS VIT Multi-Strategy Alt, Advisor
Investment income
Dividend income	$922	$15,857	$52,325	$29,587	$576
Variable account expenses	—	1,944	8,305	14,723	174
Investment income (loss) — net	922	13,913	44,020	14,864	402

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,836	35,495	184,405	341,614	9,880
Cost of investments sold	1,758	34,063	184,696	332,392	9,536
Net realized gain (loss) on sales of investments	78	1,432	(291)	9,222	344
Distributions from capital gains	591	—	—	78,343	—
Net change in unrealized appreciation or depreciation of investments	(358)	34,393	254,517	503,155	634
Net gain (loss) on investments	311	35,825	254,226	590,720	978
Net increase (decrease) in net assets resulting from operations	$1,233	$49,738	$298,246	$605,584	$1,380

Year ended December 31, 2021 (continued)	Invesco VI Bal Risk Alloc, Ser II	Invesco VI Global, Ser II	Invesco VI Gbl Strat Inc, Ser II	Invesco VI Mn St Sm Cap, Ser II	Janus Henderson VIT Bal, Serv
Investment income
Dividend income	$9,070	$—	$76,875	$3,350	$376
Variable account expenses	1,578	12,465	9,024	6,943	—
Investment income (loss) — net	7,492	(12,465)	67,851	(3,593)	376

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	34,339	812,246	168,772	238,345	660
Cost of investments sold	33,685	588,982	179,633	181,388	533
Net realized gain (loss) on sales of investments	654	223,264	(10,861)	56,957	127
Distributions from capital gains	9,759	130,255	—	117,138	407
Net change in unrealized appreciation or depreciation of investments	6,352	(1,633)	(131,796)	170,089	7,601
Net gain (loss) on investments	16,765	351,886	(142,657)	344,184	8,135
Net increase (decrease) in net assets resulting from operations	$24,257	$339,421	$(74,806)	$340,591	$8,511

Year ended December 31, 2021 (continued)	Janus Henderson VIT Flex Bd, Serv	Janus Henderson VIT Res, Serv	Lazard Ret Global Dyn MA, Serv	MFS Utilities, Serv Cl	MS VIF Dis, Cl II
Investment income
Dividend income	$132	$108	$876	$16,915	$—
Variable account expenses	—	4,007	203	5,456	13,742
Investment income (loss) — net	132	(3,899)	673	11,459	(13,742)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	235	109,378	17,933	132,454	1,043,343
Cost of investments sold	236	70,019	16,603	110,132	769,853
Net realized gain (loss) on sales of investments	(1)	39,359	1,330	22,322	273,490
Distributions from capital gains	193	34,380	—	38,126	821,998
Net change in unrealized appreciation or depreciation of investments	(370)	46,898	1,300	67,133	(1,269,722)
Net gain (loss) on investments	(178)	120,637	2,630	127,581	(174,234)
Net increase (decrease) in net assets resulting from operations	$(46)	$116,738	$3,303	$139,040	$(187,976)

See accompanying notes to financial statements.

14	RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT

Statement of Operations

Year ended December 31, 2021 (continued)	NB AMT Sus Eq, Cl S	NB AMT US Eq Index PW Strat, Cl S	PIMCO VIT All Asset, Advisor Cl	PIMCO VIT Glb Man As Alloc, Adv Cl	PIMCO VIT Tot Return, Advisor Cl
Investment income
Dividend income	$39	$89	$120,912	$143	$6,891
Variable account expenses	—	58	7,375	—	2,272
Investment income (loss) — net	39	31	113,537	143	4,619

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	577	1,000	551,828	151	26,327
Cost of investments sold	503	894	506,592	131	25,816
Net realized gain (loss) on sales of investments	74	106	45,236	20	511
Distributions from capital gains	428	1,837	—	672	17,896
Net change in unrealized appreciation or depreciation of investments	3,526	1,839	(2,107)	(105)	(27,955)
Net gain (loss) on investments	4,028	3,782	43,129	587	(9,548)
Net increase (decrease) in net assets resulting from operations	$4,067	$3,813	$156,666	$730	$(4,929)

Year ended December 31, 2021 (continued)	Temp Global Bond, Cl 2	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 2	VP Conserv, Cl 2	VP Man Vol Conserv, Cl 2
Investment income
Dividend income	$—	$14,753	$—	$—	$—
Variable account expenses	875	518	76,900	4,526	769
Investment income (loss) — net	(875)	14,235	(76,900)	(4,526)	(769)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	21,095	11,624	4,718,347	526,601	12,587
Cost of investments sold	24,614	10,546	2,751,937	458,299	11,682
Net realized gain (loss) on sales of investments	(3,519)	1,078	1,966,410	68,302	905
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(6,290)	(33,552)	1,454,951	(49,557)	2,569
Net gain (loss) on investments	(9,809)	(32,474)	3,421,361	18,745	3,474
Net increase (decrease) in net assets resulting from operations	$(10,684)	$(18,239)	$3,344,461	$14,219	$2,705

Year ended December 31, 2021 (continued)	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 2	VP Mod Aggr, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	978	6,673	6,931	165,300	196,274
Investment income (loss) — net	(978)	(6,673)	(6,931)	(165,300)	(196,274)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	15,559	43,210	135,091	6,833,950	10,100,778
Cost of investments sold	14,068	32,015	110,683	4,333,978	6,278,924
Net realized gain (loss) on sales of investments	1,491	11,195	24,408	2,499,972	3,821,854
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	8,170	231,949	146,209	37,936	1,189,108
Net gain (loss) on investments	9,661	243,144	170,617	2,537,908	5,010,962
Net increase (decrease) in net assets resulting from operations	$8,683	$236,471	$163,686	$2,372,608	$4,814,688

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT	15

Statement of Operations

Year ended December 31, 2021 (continued)	VP Mod Conserv, Cl 2	VP Ptnrs Core Bond, Cl 2	VP Ptnrs Core Eq, Cl 2	VP Ptnrs Intl Core Eq, Cl 2	VP Ptnrs Intl Gro, Cl 2
Investment income
Dividend income	$—	$44	$—	$754	$—
Variable account expenses	14,666	—	—	—	—
Investment income (loss) — net	(14,666)	44	—	754	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	966,858	333	4	14,516	10,148
Cost of investments sold	710,027	326	3	12,372	8,306
Net realized gain (loss) on sales of investments	256,831	7	1	2,144	1,842
Distributions from capital gains	—	95	—	—	11,352
Net change in unrealized appreciation or depreciation of investments	(121,157)	(194)	225	2,286	11,185
Net gain (loss) on investments	135,674	(92)	226	4,430	24,379
Net increase (decrease) in net assets resulting from operations	$121,008	$(48)	$226	$5,184	$24,379

Year ended December 31, 2021 (continued)		VP Ptnrs Intl Val, Cl 2	VP Ptnrs Sm Cap Gro, Cl 2	VP Ptnrs Sm Cap Val, Cl 2	WA Var Global Hi Yd Bond, Cl II
Investment income
Dividend income		$1,738	$—	$—	$423
Variable account expenses		—	—	—	—
Investment income (loss) — net		1,738	—	—	423

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales		794	39,573	346	334
Cost of investments sold		788	25,529	256	325
Net realized gain (loss) on sales of investments		6	14,044	90	9
Distributions from capital gains		—	—	—	—
Net change in unrealized appreciation or depreciation of investments		7,152	(8,712)	1,138	(375)
Net gain (loss) on investments		7,158	5,332	1,228	(366)
Net increase (decrease) in net assets resulting from operations		$8,896	$5,332	$1,228	$57

See accompanying notes to financial statements.

16	RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021	AB VPS Dyn Asset Alloc, Cl B	AB VPS Lg Cap Gro, Cl B	Allspg VT Opp, Cl 2	Allspg VT Sm Cap Gro, Cl 2	ALPS Alerian Engy Infr, Class III
Operations
Investment income (loss) — net	$7	$(7,955)	$(5,354)	$(6,986)	$5,065
Net realized gain (loss) on sales of investments	—	176,528	27,966	84,137	3,401
Distributions from capital gains	—	147,296	72,172	217,212	—
Net change in unrealized appreciation or depreciation of investments	36	204,131	214,602	(151,642)	133,373
Net increase (decrease) in net assets resulting from operations	43	520,000	309,386	142,721	141,839

Contract transactions
Contract purchase payments	—	128,718	47,859	97,058	21,672
Net transfers(1)	(1)	(260,415)	(888)	(59,634)	(145,778)
Transfers for policy loans	—	(91,049)	(4,160)	(13,741)	2,989
Policy charges	—	(35,810)	(28,661)	(30,268)	(3,357)
Contract terminations:
Surrender benefits	—	(75,074)	(35,660)	(36,219)	(59,960)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(1)	(333,630)	(21,510)	(42,804)	(184,434)
Net assets at beginning of year	483	2,021,964	1,290,793	1,836,982	432,183
Net assets at end of year	$525	$2,208,334	$1,578,669	$1,936,899	$389,588

Accumulation unit activity
Units outstanding at beginning of year	—	409,788	299,955	380,384	708,785
Units purchased	—	38,578	18,870	27,266	29,739
Units redeemed	—	(98,557)	(21,316)	(36,764)	(274,999)
Units outstanding at end of year	—	349,809	297,509	370,886	463,525

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT	17

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	AC VP Val, Cl II	BlackRock Global Alloc, Cl III	Col VP Bal, Cl 3	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 2
Operations
Investment income (loss) — net	$28,678	$1,690	$(147,020)	$—	$—
Net realized gain (loss) on sales of investments	48,816	6,826	991,893	19	4,516
Distributions from capital gains	—	88,902	—	—	—
Net change in unrealized appreciation or depreciation of investments	412,283	(68,466)	1,562,877	6,806	25,437
Net increase (decrease) in net assets resulting from operations	489,777	28,952	2,407,750	6,825	29,953

Contract transactions
Contract purchase payments	93,637	24,656	709,600	2,415	19,000
Net transfers(1)	(49,995)	24,773	134,867	2,486	(1,065)
Transfers for policy loans	2,791	(3,813)	(239,239)	882	(6,787)
Policy charges	(47,330)	(8,569)	(842,477)	(743)	(3,073)
Contract terminations:
Surrender benefits	(66,606)	(31,663)	(693,363)	—	—
Death benefits	—	—	(10,693)	—	—
Increase (decrease) from contract transactions	(67,503)	5,384	(941,305)	5,040	8,075
Net assets at beginning of year	2,098,850	501,968	17,720,935	18,886	119,986
Net assets at end of year	$2,521,124	$536,304	$19,187,380	$30,751	$158,014

Accumulation unit activity
Units outstanding at beginning of year	1,206,270	333,952	6,626,966	30,599	48,746
Units purchased	67,129	39,200	302,101	8,127	6,961
Units redeemed	(91,727)	(37,091)	(660,941)	(985)	(3,921)
Units outstanding at end of year	1,181,672	336,061	6,268,126	37,741	51,786

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

18	RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Col VP Disciplined Core, Cl 2	Col VP Divd Opp, Cl 2	Col VP Emerg Mkts Bond, Cl 2	Col VP Emer Mkts, Cl 2	Col VP Global Strategic Inc, Cl 2
Operations
Investment income (loss) — net	$—	$—	$647	$4,151	$3,570
Net realized gain (loss) on sales of investments	7,889	764	(1)	1,683	(131)
Distributions from capital gains	—	—	—	17,947	—
Net change in unrealized appreciation or depreciation of investments	100,683	22,050	(942)	(61,006)	(2,492)
Net increase (decrease) in net assets resulting from operations	108,572	22,814	(296)	(37,225)	947

Contract transactions
Contract purchase payments	24,192	5,827	1,169	42,463	5,671
Net transfers(1)	(2,965)	(856)	9,478	6,887	(4,635)
Transfers for policy loans	(1,283)	—	—	(464)	(22)
Policy charges	(12,360)	(2,228)	(279)	(17,653)	(2,468)
Contract terminations:
Surrender benefits	—	—	—	1	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	7,584	2,743	10,368	31,234	(1,454)
Net assets at beginning of year	332,912	87,830	11,475	461,317	93,144
Net assets at end of year	$449,068	$113,387	$21,547	$455,326	$92,637

Accumulation unit activity
Units outstanding at beginning of year	121,275	43,101	8,269	234,735	93,264
Units purchased	7,456	2,429	7,854	24,715	5,648
Units redeemed	(5,204)	(1,331)	(205)	(9,048)	(7,104)
Units outstanding at end of year	123,527	44,199	15,918	250,402	91,808

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT	19

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Col VP Govt Money Mkt, Cl 2	Col VP Hi Yield Bond, Cl 2	Col VP Inc Opp, Cl 2	Col VP Inter Bond, Cl 2	Col VP Lg Cap Gro, Cl 2
Operations
Investment income (loss) — net	$47	$14,452	$2,573	$2,066	$—
Net realized gain (loss) on sales of investments	—	459	637	671	4,313
Distributions from capital gains	51	—	—	4,831	—
Net change in unrealized appreciation or depreciation of investments	—	(1,025)	(1,696)	(7,916)	75,093
Net increase (decrease) in net assets resulting from operations	98	13,886	1,514	(348)	79,406

Contract transactions
Contract purchase payments	111,630	27,249	3,988	16,307	68,534
Net transfers(1)	16,841	(12,002)	(9,539)	(12,433)	(9,420)
Transfers for policy loans	718	(385)	—	—	40
Policy charges	(24,025)	(8,886)	(737)	(2,246)	(7,617)
Contract terminations:
Surrender benefits	(395)	—	—	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	104,769	5,976	(6,288)	1,628	51,537
Net assets at beginning of year	387,422	289,640	36,085	64,873	261,127
Net assets at end of year	$492,289	$309,502	$31,311	$66,153	$392,070

Accumulation unit activity
Units outstanding at beginning of year	374,776	185,211	23,621	47,510	72,950
Units purchased	124,975	17,008	2,568	12,001	16,664
Units redeemed	(23,622)	(13,349)	(6,508)	(10,779)	(4,278)
Units outstanding at end of year	476,129	188,870	19,681	48,732	85,336

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

20	RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Col VP Lg Cap Index, Cl 3	Col VP Limited Duration Cr, Cl 2	Col VP Long Govt/Cr Bond, Cl 2	Col VP Mid Cap Gro, Cl 2	Col VP Overseas Core, Cl 2
Operations
Investment income (loss) — net	$(66,430)	$5,048	$172	$—	$1,721
Net realized gain (loss) on sales of investments	752,120	4,552	(77)	1,536	434
Distributions from capital gains	—	—	455	—	3,244
Net change in unrealized appreciation or depreciation of investments	2,455,936	(19,295)	(846)	13,467	7,740
Net increase (decrease) in net assets resulting from operations	3,141,626	(9,695)	(296)	15,003	13,139

Contract transactions
Contract purchase payments	374,064	9,928	2,448	8,327	20,236
Net transfers(1)	(12,387)	92,022	(1,639)	—	10,132
Transfers for policy loans	(412,166)	(17,824)	—	(1,359)	—
Policy charges	(240,052)	(10,079)	(317)	(2,725)	(5,162)
Contract terminations:
Surrender benefits	(184,210)	—	—	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(474,751)	74,047	492	4,243	25,206
Net assets at beginning of year	11,530,368	616,779	9,513	89,800	131,620
Net assets at end of year	$14,197,243	$681,131	$9,709	$109,046	$169,965

Accumulation unit activity
Units outstanding at beginning of year	3,143,989	568,690	6,022	28,301	80,231
Units purchased	122,260	93,086	1,685	2,441	17,074
Units redeemed	(254,310)	(25,910)	(1,340)	(1,185)	(2,898)
Units outstanding at end of year	3,011,939	635,866	6,367	29,557	94,407

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT	21

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Col VP Select Lg Cap Val, Cl 2	Col VP Select Mid Cap Val, Cl 2	Col VP Select Sm Cap Val, Cl 2	Col VP Strategic Inc, Cl 2	Col VP US Govt Mtge, Cl 2
Operations
Investment income (loss) — net	$—	$—	$—	$8,165	$118
Net realized gain (loss) on sales of investments	2,597	2,105	4,130	1,678	2
Distributions from capital gains	—	—	—	—	104
Net change in unrealized appreciation or depreciation of investments	18,651	26,468	21,643	(7,331)	(312)
Net increase (decrease) in net assets resulting from operations	21,248	28,573	25,773	2,512	(88)

Contract transactions
Contract purchase payments	12,697	17,544	19,310	45,047	560
Net transfers(1)	(4,469)	(3,353)	(2,736)	34,843	675
Transfers for policy loans	23	—	250	(212)	—
Policy charges	(3,443)	(4,098)	(4,878)	(80,595)	(129)
Contract terminations:
Surrender benefits	—	—	—	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	4,808	10,093	11,946	(917)	1,106
Net assets at beginning of year	80,784	83,922	81,614	153,780	5,639
Net assets at end of year	$106,840	$122,588	$119,333	$155,375	$6,657

Accumulation unit activity
Units outstanding at beginning of year	32,012	35,499	36,703	110,756	4,491
Units purchased	4,285	6,344	7,233	56,658	977
Units redeemed	(2,691)	(2,552)	(2,850)	(57,302)	(102)
Units outstanding at end of year	33,606	39,291	41,086	110,112	5,366

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

22	RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	CTIVP Allspg Short Dur Govt, Cl 2	CTIVP AC Div Bond, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 2	CTIVP CenterSquare Real Est, Cl 2	CTIVP Loomis Sayles Gro, Cl 2
Operations
Investment income (loss) — net	$142	$353	$113	$2,364	$—
Net realized gain (loss) on sales of investments	(1)	(2)	234	538	1,093
Distributions from capital gains	193	360	414	20,325	—
Net change in unrealized appreciation or depreciation of investments	(517)	(611)	84	48,312	10,868
Net increase (decrease) in net assets resulting from operations	(183)	100	845	71,539	11,961

Contract transactions
Contract purchase payments	315	2,280	4,386	16,550	5,618
Net transfers(1)	905	15,320	(4,115)	23,387	(89)
Transfers for policy loans	—	—	(210)	(218)	—
Policy charges	(138)	(131)	(1,056)	(5,855)	(3,450)
Contract terminations:
Surrender benefits	—	(97)	—	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	1,082	17,372	(995)	33,864	2,079
Net assets at beginning of year	9,819	676	21,049	145,689	64,597
Net assets at end of year	$10,718	$18,148	$20,899	$251,092	$78,637

Accumulation unit activity
Units outstanding at beginning of year	8,988	445	15,878	95,379	17,468
Units purchased	1,120	13,567	3,301	24,341	1,374
Units redeemed	(127)	(101)	(4,084)	(3,299)	(864)
Units outstanding at end of year	9,981	13,911	15,095	116,421	17,978

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT	23

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	CTIVP MFS Val, Cl 2	CTIVP MS Adv, Cl 2	CTIVP T Rowe Price LgCap Val, Cl 2	CTIVP TCW Core Plus Bond, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 2
Operations
Investment income (loss) — net	$—	$—	$—	$287	$—
Net realized gain (loss) on sales of investments	7,338	514	91	10	16,880
Distributions from capital gains	—	—	—	1,106	—
Net change in unrealized appreciation or depreciation of investments	31,865	(5,431)	17,314	(1,690)	92,472
Net increase (decrease) in net assets resulting from operations	39,203	(4,917)	17,405	(287)	109,352

Contract transactions
Contract purchase payments	13,652	13,993	6,769	2,523	43,260
Net transfers(1)	(3,898)	24,687	17,716	1,412	(40,295)
Transfers for policy loans	(3,234)	—	—	—	(1,783)
Policy charges	(2,534)	(2,552)	(622)	(798)	(7,282)
Contract terminations:
Surrender benefits	—	—	—	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	3,986	36,128	23,863	3,137	(6,100)
Net assets at beginning of year	153,186	59,252	56,605	23,144	342,599
Net assets at end of year	$196,375	$90,463	$97,873	$25,994	$445,851

Accumulation unit activity
Units outstanding at beginning of year	65,272	12,972	29,102	18,232	129,549
Units purchased	5,232	8,280	11,435	3,174	13,617
Units redeemed	(3,623)	(546)	(276)	(636)	(15,005)
Units outstanding at end of year	66,881	20,706	40,261	20,770	128,161

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

24	RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	CTIVP Westfield Mid Cap Gro, Cl 2	Del Ivy VIP Asset Strategy, Cl II	DWS Alt Asset Alloc VIP, Cl B	Fid VIP Contrafund, Serv Cl 2	Fid VIP Mid Cap, Serv Cl 2
Operations
Investment income (loss) — net	$—	$755	$3,764	$(31,875)	$(1,061)
Net realized gain (loss) on sales of investments	4,151	7,799	1,500	295,153	78,888
Distributions from capital gains	—	7,409	—	792,424	975,769
Net change in unrealized appreciation or depreciation of investments	7,569	(7,643)	23,098	423,015	202,336
Net increase (decrease) in net assets resulting from operations	11,720	8,320	28,362	1,478,717	1,255,932

Contract transactions
Contract purchase payments	20,237	5,662	20,792	183,591	223,272
Net transfers(1)	(10,725)	(15,828)	(8,215)	(167,293)	(83,898)
Transfers for policy loans	—	—	(369)	(16,004)	(1,639)
Policy charges	(333)	(766)	(8,472)	(100,379)	(109,411)
Contract terminations:
Surrender benefits	—	(46,645)	—	(379,030)	(96,983)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	9,179	(57,577)	3,736	(479,115)	(68,659)
Net assets at beginning of year	60,570	123,519	233,319	5,735,955	5,083,385
Net assets at end of year	$81,469	$74,262	$265,417	$6,735,557	$6,270,658

Accumulation unit activity
Units outstanding at beginning of year	20,306	94,146	199,180	1,641,881	2,664,288
Units purchased	6,774	3,976	16,138	78,636	103,143
Units redeemed	(3,618)	(47,619)	(13,568)	(206,926)	(131,315)
Units outstanding at end of year	23,462	50,503	201,750	1,513,591	2,636,116

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT	25

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Fid VIP Strategic Inc, Serv Cl 2	Frank Inc, Cl 2	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2	GS VIT Multi-Strategy Alt, Advisor
Operations
Investment income (loss) — net	$922	$13,913	$44,020	$14,864	$402
Net realized gain (loss) on sales of investments	78	1,432	(291)	9,222	344
Distributions from capital gains	591	—	—	78,343	—
Net change in unrealized appreciation or depreciation of investments	(358)	34,393	254,517	503,155	634
Net increase (decrease) in net assets resulting from operations	1,233	49,738	298,246	605,584	1,380

Contract transactions
Contract purchase payments	6,527	12,272	78,586	88,831	1,955
Net transfers(1)	(722)	2,393	(38,080)	155,873	6,191
Transfers for policy loans	882	(3,567)	(3,670)	(92,863)	(8)
Policy charges	(1,626)	(8,016)	(31,021)	(68,098)	(310)
Contract terminations:
Surrender benefits	—	(77)	(61,155)	(53,568)	(5,599)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	5,061	3,005	(55,340)	30,175	2,229
Net assets at beginning of year	31,922	308,714	1,607,135	2,456,341	40,499
Net assets at end of year	$38,216	$361,457	$1,850,041	$3,092,100	$44,108

Accumulation unit activity
Units outstanding at beginning of year	23,233	252,257	704,588	682,647	39,626
Units purchased	5,318	25,457	32,009	60,632	7,637
Units redeemed	(1,687)	(24,143)	(46,327)	(51,127)	(5,831)
Units outstanding at end of year	26,864	253,571	690,270	692,152	41,432

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

26	RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Invesco VI Bal Risk Alloc, Ser II	Invesco VI Global, Ser II	Invesco VI Gbl Strat Inc, Ser II	Invesco VI Mn St Sm Cap, Ser II	Janus Henderson VIT Bal, Serv
Operations
Investment income (loss) — net	$7,492	$(12,465)	$67,851	$(3,593)	$376
Net realized gain (loss) on sales of investments	654	223,264	(10,861)	56,957	127
Distributions from capital gains	9,759	130,255	—	117,138	407
Net change in unrealized appreciation or depreciation of investments	6,352	(1,633)	(131,796)	170,089	7,601
Net increase (decrease) in net assets resulting from operations	24,257	339,421	(74,806)	340,591	8,511

Contract transactions
Contract purchase payments	8,204	115,658	59,209	80,593	7,418
Net transfers(1)	6,223	(168,020)	55,059	(1,095)	271
Transfers for policy loans	9,029	(352,587)	14,840	4,698	(497)
Policy charges	(1,934)	(28,940)	(44,296)	(27,672)	(359)
Contract terminations:
Surrender benefits	(3,683)	(49,401)	(73,539)	(57,786)	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	17,839	(483,290)	11,273	(1,262)	6,833
Net assets at beginning of year	280,359	2,338,414	1,835,192	1,566,446	46,005
Net assets at end of year	$322,455	$2,194,545	$1,771,659	$1,905,775	$61,349

Accumulation unit activity
Units outstanding at beginning of year	207,239	734,205	1,149,791	521,008	33,093
Units purchased	28,702	65,161	90,027	43,061	5,217
Units redeemed	(17,402)	(249,629)	(84,383)	(55,699)	(562)
Units outstanding at end of year	218,539	549,737	1,155,435	508,370	37,748

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT	27

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Janus Henderson VIT Flex Bd, Serv	Janus Henderson VIT Res, Serv	Lazard Ret Global Dyn MA, Serv	MFS Utilities, Serv Cl	MS VIF Dis, Cl II
Operations
Investment income (loss) — net	$132	$(3,899)	$673	$11,459	$(13,742)
Net realized gain (loss) on sales of investments	(1)	39,359	1,330	22,322	273,490
Distributions from capital gains	193	34,380	—	38,126	821,998
Net change in unrealized appreciation or depreciation of investments	(370)	46,898	1,300	67,133	(1,269,722)
Net increase (decrease) in net assets resulting from operations	(46)	116,738	3,303	139,040	(187,976)

Contract transactions
Contract purchase payments	2,608	31,000	589	54,479	57,345
Net transfers(1)	—	(11,258)	(10,233)	(31,197)	(316,541)
Transfers for policy loans	—	(1,502)	(3,406)	(4,492)	(282,569)
Policy charges	(305)	(12,397)	(779)	(45,072)	(35,166)
Contract terminations:
Surrender benefits	—	(37,238)	—	(33,552)	(9,007)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	2,303	(31,395)	(13,829)	(59,834)	(585,938)
Net assets at beginning of year	5,864	611,904	40,157	1,083,496	2,293,053
Net assets at end of year	$8,121	$697,247	$29,631	$1,162,702	$1,519,139

Accumulation unit activity
Units outstanding at beginning of year	4,428	151,557	30,233	340,176	265,755
Units purchased	2,006	8,087	415	23,508	8,655
Units redeemed	(233)	(17,039)	(10,786)	(35,265)	(90,996)
Units outstanding at end of year	6,201	142,605	19,862	328,419	183,414

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

28	RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	NB AMT Sus Eq, Cl S	NB AMT US Eq Index PW Strat, Cl S	PIMCO VIT All Asset, Advisor Cl	PIMCO VIT Glb Man As Alloc, Adv Cl	PIMCO VIT Tot Return, Advisor Cl
Operations
Investment income (loss) — net	$39	$31	$113,537	$143	$4,619
Net realized gain (loss) on sales of investments	74	106	45,236	20	511
Distributions from capital gains	428	1,837	—	672	17,896
Net change in unrealized appreciation or depreciation of investments	3,526	1,839	(2,107)	(105)	(27,955)
Net increase (decrease) in net assets resulting from operations	4,067	3,813	156,666	730	(4,929)

Contract transactions
Contract purchase payments	10,027	2,511	47,701	552	4,429
Net transfers(1)	—	7,165	(146,292)	—	136,831
Transfers for policy loans	—	—	(251,681)	—	(91)
Policy charges	(770)	(925)	(22,128)	(151)	(4,436)
Contract terminations:
Surrender benefits	—	(84)	(88,184)	—	(2,432)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	9,257	8,667	(460,584)	401	134,301
Net assets at beginning of year	10,578	18,843	1,123,497	5,604	296,820
Net assets at end of year	$23,902	$31,323	$819,579	$6,735	$426,192

Accumulation unit activity
Units outstanding at beginning of year	3,878	16,202	649,051	3,796	237,378
Units purchased	3,487	7,649	29,258	353	125,566
Units redeemed	(252)	(736)	(294,037)	(98)	(13,920)
Units outstanding at end of year	7,113	23,115	384,272	4,051	349,024

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT	29

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Temp Global Bond, Cl 2	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 2	VP Conserv, Cl 2	VP Man Vol Conserv, Cl 2
Operations
Investment income (loss) — net	$(875)	$14,235	$(76,900)	$(4,526)	$(769)
Net realized gain (loss) on sales of investments	(3,519)	1,078	1,966,410	68,302	905
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(6,290)	(33,552)	1,454,951	(49,557)	2,569
Net increase (decrease) in net assets resulting from operations	(10,684)	(18,239)	3,344,461	14,219	2,705

Contract transactions
Contract purchase payments	10,832	5,094	1,043,873	53,510	—
Net transfers(1)	(2,672)	19,233	536,123	5,503	25,890
Transfers for policy loans	(2,522)	(67)	(70,997)	(1,733)	—
Policy charges	(4,122)	(1,549)	(387,940)	(38,771)	(2,310)
Contract terminations:
Surrender benefits	(3,648)	(1,803)	(861,917)	(275,075)	(397)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(2,132)	20,908	259,142	(256,566)	23,183
Net assets at beginning of year	199,638	141,901	21,679,137	875,562	116,846
Net assets at end of year	$186,822	$144,570	$25,282,740	$633,215	$142,734

Accumulation unit activity
Units outstanding at beginning of year	208,876	92,263	10,139,429	579,009	91,844
Units purchased	13,529	23,468	2,332,682	183,543	28,269
Units redeemed	(16,385)	(5,726)	(1,890,635)	(345,998)	(9,347)
Units outstanding at end of year	206,020	110,005	10,581,476	416,554	110,766

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

30	RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 2	VP Mod Aggr, Cl 2
Operations
Investment income (loss) — net	$(978)	$(6,673)	$(6,931)	$(165,300)	$(196,274)
Net realized gain (loss) on sales of investments	1,491	11,195	24,408	2,499,972	3,821,854
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	8,170	231,949	146,209	37,936	1,189,108
Net increase (decrease) in net assets resulting from operations	8,683	236,471	163,686	2,372,608	4,814,688

Contract transactions
Contract purchase payments	1,119	66,256	73,314	1,335,041	2,195,886
Net transfers(1)	17,387	26,245	225,177	437,052	247,980
Transfers for policy loans	(1,154)	4,411	85	(58,985)	(1,138,746)
Policy charges	(5,803)	(19,008)	(66,709)	(920,764)	(1,002,542)
Contract terminations:
Surrender benefits	(7,845)	(3,625)	(13,703)	(1,105,367)	(1,013,957)
Death benefits	—	—	—	(16,574)	(187,897)
Increase (decrease) from contract transactions	3,704	74,279	218,164	(329,597)	(899,276)
Net assets at beginning of year	162,798	2,035,394	1,765,255	28,331,476	40,777,419
Net assets at end of year	$175,185	$2,346,144	$2,147,105	$30,374,487	$44,692,831

Accumulation unit activity
Units outstanding at beginning of year	124,236	1,439,040	1,278,695	15,046,682	20,341,791
Units purchased	14,032	64,536	217,051	3,619,663	4,434,078
Units redeemed	(10,794)	(16,476)	(59,705)	(3,502,136)	(4,637,903)
Units outstanding at end of year	127,474	1,487,100	1,436,041	15,164,209	20,137,966

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT	31

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	VP Mod Conserv, Cl 2	VP Ptnrs Core Bond, Cl 2	VP Ptnrs Core Eq, Cl 2	VP Ptnrs Intl Core Eq, Cl 2	VP Ptnrs Intl Gro, Cl 2
Operations
Investment income (loss) — net	$(14,666)	$44	$—	$754	$—
Net realized gain (loss) on sales of investments	256,831	7	1	2,144	1,842
Distributions from capital gains	—	95	—	—	11,352
Net change in unrealized appreciation or depreciation of investments	(121,157)	(194)	225	2,286	11,185
Net increase (decrease) in net assets resulting from operations	121,008	(48)	226	5,184	24,379

Contract transactions
Contract purchase payments	162,743	280	120	2,008	35,504
Net transfers(1)	250,639	586	—	(6,414)	(622)
Transfers for policy loans	17,979	—	—	—	681
Policy charges	(173,700)	(348)	—	(1,445)	(6,712)
Contract terminations:
Surrender benefits	(187,116)	—	—	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	70,545	518	120	(5,851)	28,851
Net assets at beginning of year	2,378,069	3,447	731	40,678	214,804
Net assets at end of year	$2,569,622	$3,917	$1,077	$40,011	$268,034

Accumulation unit activity
Units outstanding at beginning of year	1,395,930	2,633	279	26,824	118,814
Units purchased	581,708	691	41	1,232	19,453
Units redeemed	(552,421)	(278)	—	(4,744)	(3,892)
Units outstanding at end of year	1,425,217	3,046	320	23,312	134,375

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

32	RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	VP Ptnrs Intl Val, Cl 2	VP Ptnrs Sm Cap Gro, Cl 2	VP Ptnrs Sm Cap Val, Cl 2	WA Var Global Hi Yd Bond, Cl II
Operations
Investment income (loss) — net	$1,738	$—	$—	$423
Net realized gain (loss) on sales of investments	6	14,044	90	9
Distributions from capital gains	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	7,152	(8,712)	1,138	(375)
Net increase (decrease) in net assets resulting from operations	8,896	5,332	1,228	57

Contract transactions
Contract purchase payments	3,741	2,916	449	1,062
Net transfers(1)	2,218	(35,022)	(267)	4,971
Transfers for policy loans	—	—	—	—
Policy charges	(1,374)	(1,111)	(195)	(290)
Contract terminations:
Surrender benefits	—	—	(21)	(103)
Death benefits	—	—	—	—
Increase (decrease) from contract transactions	4,585	(33,217)	(34)	5,640
Net assets at beginning of year	76,480	61,651	5,120	4,603
Net assets at end of year	$89,961	$33,766	$6,314	$10,300

Accumulation unit activity
Units outstanding at beginning of year	58,985	23,822	2,766	3,239
Units purchased	4,128	1,058	207	4,303
Units redeemed	(963)	(12,802)	(206)	(206)
Units outstanding at end of year	62,150	12,078	2,767	7,336

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT	33

Statement of Changes in Net Assets

Year ended December 31, 2020	AB VPS Dyn Asset Alloc, Cl B	AB VPS Lg Cap Gro, Cl B	Allspg VT Opp, Cl 2	Allspg VT Sm Cap Gro, Cl 2	ALPS Alerian Engy Infr, Class III
Operations
Investment income (loss) — net	$6	$(7,066)	$(199)	$(5,353)	$6,585
Net realized gain (loss) on sales of investments	(41)	17,626	(7,061)	60,234	(34,829)
Distributions from capital gains	—	132,625	85,576	82,118	—
Net change in unrealized appreciation or depreciation of investments	12	352,437	122,962	572,275	(80,558)
Net increase (decrease) in net assets resulting from operations	(23)	495,622	201,278	709,274	(108,802)

Contract transactions
Contract purchase payments	—	132,364	57,106	96,046	27,758
Net transfers(1)	44	164,963	(172,653)	(163,178)	96,410
Transfers for policy loans	—	(2,417)	(15,295)	(16,330)	1,923
Policy charges	—	(34,063)	(29,090)	(27,910)	(3,586)
Contract terminations:
Surrender benefits	—	(16,723)	(26,866)	(10,141)	(12,539)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	44	244,124	(186,798)	(121,513)	109,966
Net assets at beginning of year	462	1,282,218	1,276,313	1,249,221	431,019
Net assets at end of year	$483	$2,021,964	$1,290,793	$1,836,982	$432,183

Accumulation unit activity(2)
Units outstanding at beginning of year	—	357,299	354,195	380,893	525,596
Units purchased	—	69,084	21,828	43,788	210,945
Units redeemed	—	(16,595)	(76,068)	(44,297)	(27,756)
Units outstanding at end of year	—	409,788	299,955	380,384	708,785

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

34	RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	AC VP Val, Cl II	BlackRock Global Alloc, Cl III	Col VP Bal, Cl 3	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 2
Operations
Investment income (loss) — net	$32,988	$3,599	$(125,625)	$3,375	$—
Net realized gain (loss) on sales of investments	524	1,413	1,060,346	(464)	3,969
Distributions from capital gains	48,953	27,619	—	—	—
Net change in unrealized appreciation or depreciation of investments	(92,185)	49,866	1,532,555	(3,228)	18,837
Net increase (decrease) in net assets resulting from operations	(9,720)	82,497	2,467,276	(317)	22,806

Contract transactions
Contract purchase payments	92,172	24,002	702,121	2,908	21,834
Net transfers(1)	(89,718)	16,153	1,009,890	—	(12,226)
Transfers for policy loans	11,828	731	(125,743)	(1,942)	(1,829)
Policy charges	(46,808)	(7,725)	(930,179)	(352)	(2,774)
Contract terminations:
Surrender benefits	(72,542)	(13,361)	(1,010,104)	—	—
Death benefits	—	—	(34,411)	—	—
Increase (decrease) from contract transactions	(105,068)	19,800	(388,426)	614	5,005
Net assets at beginning of year	2,213,638	399,671	15,642,085	18,589	92,175
Net assets at end of year	$2,098,850	$501,968	$17,720,935	$18,886	$119,986

Accumulation unit activity(2)
Units outstanding at beginning of year	1,270,817	318,989	6,989,898	29,650	45,687
Units purchased	67,446	41,608	693,346	5,020	11,009
Units redeemed	(131,993)	(26,645)	(1,056,278)	(4,071)	(7,950)
Units outstanding at end of year	1,206,270	333,952	6,626,966	30,599	48,746

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT	35

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Col VP Disciplined Core, Cl 2	Col VP Divd Opp, Cl 2	Col VP Emerg Mkts Bond, Cl 2	Col VP Emer Mkts, Cl 2	Col VP Global Strategic Inc, Cl 2
Operations
Investment income (loss) — net	$—	$—	$328	$1,415	$4,175
Net realized gain (loss) on sales of investments	2,825	475	(4)	302	(65)
Distributions from capital gains	—	—	—	40,734	—
Net change in unrealized appreciation or depreciation of investments	37,285	742	451	69,204	23
Net increase (decrease) in net assets resulting from operations	40,110	1,217	775	111,655	4,133

Contract transactions
Contract purchase payments	25,931	9,965	1,366	47,960	6,830
Net transfers(1)	5,955	(151)	135	(15,085)	—
Transfers for policy loans	(165)	—	—	(284)	(35)
Policy charges	(12,689)	(2,285)	(157)	(16,374)	(2,668)
Contract terminations:
Surrender benefits	—	—	—	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	19,032	7,529	1,344	16,217	4,127
Net assets at beginning of year	273,770	79,084	9,356	333,445	84,884
Net assets at end of year	$332,912	$87,830	$11,475	$461,317	$93,144

Accumulation unit activity(2)
Units outstanding at beginning of year	113,521	39,159	7,225	225,948	88,891
Units purchased	13,186	5,302	1,167	32,077	7,251
Units redeemed	(5,432)	(1,360)	(123)	(23,290)	(2,878)
Units outstanding at end of year	121,275	43,101	8,269	234,735	93,264

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

36	RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Col VP Govt Money Mkt, Cl 2	Col VP Hi Yield Bond, Cl 2	Col VP Inc Opp, Cl 2	Col VP Inter Bond, Cl 2	Col VP Lg Cap Gro, Cl 2
Operations
Investment income (loss) — net	$293	$14,470	$1,339	$1,375	$—
Net realized gain (loss) on sales of investments	—	(690)	(9)	327	3,209
Distributions from capital gains	155	—	—	605	—
Net change in unrealized appreciation or depreciation of investments	1	2,917	701	3,919	58,407
Net increase (decrease) in net assets resulting from operations	449	16,697	2,031	6,226	61,616

Contract transactions
Contract purchase payments	93,778	31,450	5,990	19,043	75,557
Net transfers(1)	177,633	(7,566)	781	5,667	5,263
Transfers for policy loans	(392)	(72)	—	—	(6,341)
Policy charges	(19,355)	(12,278)	(635)	(2,091)	(6,404)
Contract terminations:
Surrender benefits	—	—	—	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	251,664	11,534	6,136	22,619	68,075
Net assets at beginning of year	135,309	261,409	27,918	36,028	131,436
Net assets at end of year	$387,422	$289,640	$36,085	$64,873	$261,127

Accumulation unit activity(2)
Units outstanding at beginning of year	131,211	177,701	19,312	29,624	49,356
Units purchased	262,674	21,631	4,758	19,502	27,658
Units redeemed	(19,109)	(14,121)	(449)	(1,616)	(4,064)
Units outstanding at end of year	374,776	185,211	23,621	47,510	72,950

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT	37

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Col VP Lg Cap Index, Cl 3	Col VP Limited Duration Cr, Cl 2	Col VP Long Govt/Cr Bond, Cl 2	Col VP Mid Cap Gro, Cl 2	Col VP Overseas Core, Cl 2
Operations
Investment income (loss) — net	$(52,463)	$10,416	$156	$—	$1,491
Net realized gain (loss) on sales of investments	399,727	3,934	8	2,321	(1,048)
Distributions from capital gains	—	—	95	—	1,251
Net change in unrealized appreciation or depreciation of investments	1,327,701	13,795	323	21,139	10,455
Net increase (decrease) in net assets resulting from operations	1,674,965	28,145	582	23,460	12,149

Contract transactions
Contract purchase payments	339,129	8,434	4,483	8,909	19,562
Net transfers(1)	(263,459)	56,654	2,520	(4,504)	4,416
Transfers for policy loans	(100,926)	(31)	—	616	1,225
Policy charges	(229,675)	(8,896)	(287)	(2,723)	(4,688)
Contract terminations:
Surrender benefits	(142,330)	(27,986)	(115)	(2,648)	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(397,261)	28,175	6,601	(350)	20,515
Net assets at beginning of year	10,252,664	560,459	2,330	66,690	98,956
Net assets at end of year	$11,530,368	$616,779	$9,513	$89,800	$131,620

Accumulation unit activity(2)
Units outstanding at beginning of year	3,291,874	543,230	1,652	28,391	65,644
Units purchased	173,330	61,598	4,560	3,777	17,998
Units redeemed	(321,215)	(36,138)	(190)	(3,867)	(3,411)
Units outstanding at end of year	3,143,989	568,690	6,022	28,301	80,231

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

38	RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Col VP Select Lg Cap Val, Cl 2	Col VP Select Mid Cap Val, Cl 2	Col VP Select Sm Cap Val, Cl 2	Col VP Strategic Inc, Cl 2	Col VP US Govt Mtge, Cl 2
Operations
Investment income (loss) — net	$—	$—	$—	$4,589	$127
Net realized gain (loss) on sales of investments	41	457	1,338	(531)	22
Distributions from capital gains	—	—	—	—	19
Net change in unrealized appreciation or depreciation of investments	4,702	7,830	9,204	5,030	66
Net increase (decrease) in net assets resulting from operations	4,743	8,287	10,542	9,088	234

Contract transactions
Contract purchase payments	11,836	16,440	19,906	47,070	519
Net transfers(1)	(571)	60	(11,842)	75,456	(134)
Transfers for policy loans	2,099	1,207	(221)	—	—
Policy charges	(3,208)	(3,438)	(3,614)	(78,534)	(122)
Contract terminations:
Surrender benefits	—	—	—	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	10,156	14,269	4,229	43,992	263
Net assets at beginning of year	65,885	61,366	66,843	100,700	5,142
Net assets at end of year	$80,784	$83,922	$81,614	$153,780	$5,639

Accumulation unit activity(2)
Units outstanding at beginning of year	27,885	27,840	32,742	77,330	4,294
Units purchased	6,505	9,462	11,383	94,095	422
Units redeemed	(2,378)	(1,803)	(7,422)	(60,669)	(225)
Units outstanding at end of year	32,012	35,499	36,703	110,756	4,491

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT	39

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	CTIVP Allspg Short Dur Govt, Cl 2	CTIVP AC Div Bond, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 2	CTIVP CenterSquare Real Est, Cl 2	CTIVP Loomis Sayles Gro, Cl 2
Operations
Investment income (loss) — net	$157	$43	$90	$5,609	$—
Net realized gain (loss) on sales of investments	1	88	120	(1,123)	1,653
Distributions from capital gains	19	—	362	14,425	—
Net change in unrealized appreciation or depreciation of investments	30	30	1,169	(25,950)	13,647
Net increase (decrease) in net assets resulting from operations	207	161	1,741	(7,039)	15,300

Contract transactions
Contract purchase payments	278	504	4,498	17,684	8,303
Net transfers(1)	3,835	(1,947)	(6,534)	625	—
Transfers for policy loans	—	—	—	756	(3,018)
Policy charges	(79)	(49)	(1,053)	(5,640)	(3,447)
Contract terminations:
Surrender benefits	—	—	—	(28)	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	4,034	(1,492)	(3,089)	13,397	1,838
Net assets at beginning of year	5,578	2,007	22,397	139,331	47,459
Net assets at end of year	$9,819	$676	$21,049	$145,689	$64,597

Accumulation unit activity(2)
Units outstanding at beginning of year	5,279	1,595	18,409	86,487	16,889
Units purchased	3,782	408	3,541	13,188	2,738
Units redeemed	(73)	(1,558)	(6,072)	(4,296)	(2,159)
Units outstanding at end of year	8,988	445	15,878	95,379	17,468

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

40	RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	CTIVP MFS Val, Cl 2	CTIVP MS Adv, Cl 2	CTIVP T Rowe Price LgCap Val, Cl 2	CTIVP TCW Core Plus Bond, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 2
Operations
Investment income (loss) — net	$—	$—	$—	$459	$—
Net realized gain (loss) on sales of investments	9,995	1,082	—	17	769
Distributions from capital gains	—	—	—	360	—
Net change in unrealized appreciation or depreciation of investments	(4,011)	16,685	3,868	639	34,075
Net increase (decrease) in net assets resulting from operations	5,984	17,767	3,868	1,475	34,844

Contract transactions
Contract purchase payments	18,058	10,322	20,457	2,523	54,600
Net transfers(1)	(44,405)	16,642	6,634	12,657	6,348
Transfers for policy loans	(1,542)	(3,161)	—	—	(1,590)
Policy charges	(2,331)	(1,073)	(423)	(714)	(5,140)
Contract terminations:
Surrender benefits	—	—	—	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(30,220)	22,730	26,668	14,466	54,218
Net assets at beginning of year	177,422	18,755	26,069	7,203	253,537
Net assets at end of year	$153,186	$59,252	$56,605	$23,144	$342,599

Accumulation unit activity(2)
Units outstanding at beginning of year	78,120	7,206	13,728	6,166	103,351
Units purchased	8,857	7,199	15,632	12,643	29,180
Units redeemed	(21,705)	(1,433)	(258)	(577)	(2,982)
Units outstanding at end of year	65,272	12,972	29,102	18,232	129,549

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT	41

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	CTIVP Westfield Mid Cap Gro, Cl 2	Del Ivy VIP Asset Strategy, Cl II	DWS Alt Asset Alloc VIP, Cl B	Fid VIP Contrafund, Serv Cl 2	Fid VIP Mid Cap, Serv Cl 2
Operations
Investment income (loss) — net	$—	$1,663	$4,518	$(24,231)	$128
Net realized gain (loss) on sales of investments	3,264	(4,538)	(431)	204,548	(55,209)
Distributions from capital gains	—	1,833	—	26,985	—
Net change in unrealized appreciation or depreciation of investments	8,218	10,662	8,004	1,173,656	800,050
Net increase (decrease) in net assets resulting from operations	11,482	9,620	12,091	1,380,958	744,969

Contract transactions
Contract purchase payments	10,162	8,208	22,303	171,099	218,973
Net transfers(1)	14,334	(34,834)	1,611	(304,593)	(397,790)
Transfers for policy loans	—	—	(39)	(20,514)	(16,351)
Policy charges	(341)	(789)	(9,272)	(109,062)	(106,019)
Contract terminations:
Surrender benefits	—	(428)	—	(181,824)	(71,855)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	24,155	(27,843)	14,603	(444,894)	(373,042)
Net assets at beginning of year	24,933	141,742	206,625	4,799,891	4,711,458
Net assets at end of year	$60,570	$123,519	$233,319	$5,735,955	$5,083,385

Accumulation unit activity(2)
Units outstanding at beginning of year	10,631	123,005	185,743	1,818,512	2,874,081
Units purchased	9,820	7,286	22,449	78,508	138,034
Units redeemed	(145)	(36,145)	(9,012)	(255,139)	(347,827)
Units outstanding at end of year	20,306	94,146	199,180	1,641,881	2,664,288

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

42	RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Fid VIP Strategic Inc, Serv Cl 2	Frank Inc, Cl 2	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2	GS VIT Multi-Strategy Alt, Advisor
Operations
Investment income (loss) — net	$937	$15,225	$34,521	$19,765	$500
Net realized gain (loss) on sales of investments	93	(5,912)	(50,549)	(93,595)	(312)
Distributions from capital gains	294	242	57,386	128,895	—
Net change in unrealized appreciation or depreciation of investments	986	(3,882)	(150,666)	30,055	2,080
Net increase (decrease) in net assets resulting from operations	2,310	5,673	(109,308)	85,120	2,268

Contract transactions
Contract purchase payments	7,499	12,256	81,494	109,844	2,525
Net transfers(1)	(3,561)	55,253	(84,406)	(71,895)	(3,814)
Transfers for policy loans	(1,892)	630	(249)	(17,370)	(30)
Policy charges	(1,695)	(7,194)	(31,659)	(63,016)	(423)
Contract terminations:
Surrender benefits	—	(3,231)	(44,439)	(27,131)	(1)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	351	57,714	(79,259)	(69,568)	(1,743)
Net assets at beginning of year	29,261	245,327	1,795,702	2,440,789	39,974
Net assets at end of year	$31,922	$308,714	$1,607,135	$2,456,341	$40,499

Accumulation unit activity(2)
Units outstanding at beginning of year	22,820	204,973	733,291	699,602	41,627
Units purchased	5,936	80,113	50,397	43,809	3,461
Units redeemed	(5,523)	(32,829)	(79,100)	(60,764)	(5,462)
Units outstanding at end of year	23,233	252,257	704,588	682,647	39,626

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT	43

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Invesco VI Bal Risk Alloc, Ser II	Invesco VI Global, Ser II	Invesco VI Gbl Strat Inc, Ser II	Invesco VI Mn St Sm Cap, Ser II	Janus Henderson VIT Bal, Serv
Operations
Investment income (loss) — net	$18,452	$(1,655)	$89,172	$(636)	$603
Net realized gain (loss) on sales of investments	148	20,855	(31,039)	(5,550)	19
Distributions from capital gains	13,189	72,136	—	18,102	578
Net change in unrealized appreciation or depreciation of investments	(6,513)	407,177	(29,100)	247,236	5,528
Net increase (decrease) in net assets resulting from operations	25,276	498,513	29,033	259,152	6,728

Contract transactions
Contract purchase payments	10,329	98,161	63,303	84,479	10,785
Net transfers(1)	5,011	49,443	(168,271)	(27,000)	15,026
Transfers for policy loans	2,941	912	1,600	4,255	—
Policy charges	(1,777)	(27,978)	(62,881)	(27,827)	(855)
Contract terminations:
Surrender benefits	—	(43,227)	(57,294)	(12,078)	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	16,504	77,311	(223,543)	21,829	24,956
Net assets at beginning of year	238,579	1,762,590	2,029,702	1,285,465	14,321
Net assets at end of year	$280,359	$2,338,414	$1,835,192	$1,566,446	$46,005

Accumulation unit activity(2)
Units outstanding at beginning of year	191,924	691,476	1,284,574	518,534	11,747
Units purchased	35,629	88,685	63,155	49,475	22,064
Units redeemed	(20,314)	(45,956)	(197,938)	(47,001)	(718)
Units outstanding at end of year	207,239	734,205	1,149,791	521,008	33,093

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

44	RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Janus Henderson VIT Flex Bd, Serv	Janus Henderson VIT Res, Serv	Lazard Ret Global Dyn MA, Serv	MFS Utilities, Serv Cl	MS VIF Dis, Cl II
Operations
Investment income (loss) — net	$78	$(2,191)	$(53)	$17,041	$(8,676)
Net realized gain (loss) on sales of investments	7	15,875	(1,131)	23,606	70,285
Distributions from capital gains	—	43,140	476	26,798	144,845
Net change in unrealized appreciation or depreciation of investments	138	91,204	(1,576)	(27,236)	1,012,771
Net increase (decrease) in net assets resulting from operations	223	148,028	(2,284)	40,209	1,219,225

Contract transactions
Contract purchase payments	3,820	27,018	560	65,967	43,736
Net transfers(1)	756	(16,362)	(12,364)	(93,747)	428,797
Transfers for policy loans	—	(6,671)	(117)	(157)	(6,725)
Policy charges	(149)	(13,245)	(714)	(49,507)	(30,308)
Contract terminations:
Surrender benefits	(98)	(8,210)	(12,976)	(54,412)	(31,032)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	4,329	(17,470)	(25,611)	(131,856)	404,468
Net assets at beginning of year	1,312	481,346	68,052	1,175,143	669,360
Net assets at end of year	$5,864	$611,904	$40,157	$1,083,496	$2,293,053

Accumulation unit activity(2)
Units outstanding at beginning of year	1,018	157,468	51,600	354,932	204,275
Units purchased	3,525	12,118	5,860	48,965	78,719
Units redeemed	(115)	(18,029)	(27,227)	(63,721)	(17,239)
Units outstanding at end of year	4,428	151,557	30,233	340,176	265,755

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT	45

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	NB AMT Sus Eq, Cl S	NB AMT US Eq Index PW Strat, Cl S	PIMCO VIT All Asset, Advisor Cl	PIMCO VIT Glb Man As Alloc, Adv Cl	PIMCO VIT Tot Return, Advisor Cl
Operations
Investment income (loss) — net	$18	$106	$42,036	$374	$4,094
Net realized gain (loss) on sales of investments	717	(287)	(10,018)	1	6,503
Distributions from capital gains	196	1,185	—	96	3,425
Net change in unrealized appreciation or depreciation of investments	329	455	38,407	375	12,471
Net increase (decrease) in net assets resulting from operations	1,260	1,459	70,425	846	26,493

Contract transactions
Contract purchase payments	3,803	2,511	56,032	552	2,352
Net transfers(1)	—	9,261	(21,929)	—	29,388
Transfers for policy loans	1,396	—	(1,060)	—	(296)
Policy charges	(656)	(786)	(25,535)	(100)	(7,307)
Contract terminations:
Surrender benefits	—	(4,412)	(37,621)	(103)	(10,303)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	4,543	6,574	(30,113)	349	13,834
Net assets at beginning of year	4,775	10,810	1,083,185	4,409	256,493
Net assets at end of year	$10,578	$18,843	$1,123,497	$5,604	$296,820

Accumulation unit activity(2)
Units outstanding at beginning of year	2,089	9,792	666,593	3,410	221,396
Units purchased	2,083	11,788	42,199	471	32,429
Units redeemed	(294)	(5,378)	(59,741)	(85)	(16,447)
Units outstanding at end of year	3,878	16,202	649,051	3,796	237,378

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

46	RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Temp Global Bond, Cl 2	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 2	VP Conserv, Cl 2	VP Man Vol Conserv, Cl 2
Operations
Investment income (loss) — net	$15,887	$2,253	$(70,421)	$(5,921)	$(505)
Net realized gain (loss) on sales of investments	(11,915)	56,942	643,130	32,160	1,894
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(15,898)	7,228	2,225,717	38,629	7,480
Net increase (decrease) in net assets resulting from operations	(11,926)	66,423	2,798,426	64,868	8,869

Contract transactions
Contract purchase payments	13,987	6,758	1,397,864	68,230	—
Net transfers(1)	8,255	(141,352)	28,374	321,083	84,979
Transfers for policy loans	(3,037)	1,699	80,265	(1,971)	(36)
Policy charges	(5,021)	(1,631)	(409,668)	(46,391)	(1,614)
Contract terminations:
Surrender benefits	(3,164)	—	(47,112)	(158,556)	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	11,020	(134,526)	1,049,723	182,395	83,329
Net assets at beginning of year	200,544	210,004	17,830,988	628,299	24,648
Net assets at end of year	$199,638	$141,901	$21,679,137	$875,562	$116,846

Accumulation unit activity(2)
Units outstanding at beginning of year	200,120	189,961	9,514,060	457,148	20,988
Units purchased	80,545	7,126	1,567,468	266,816	72,202
Units redeemed	(71,789)	(104,824)	(942,099)	(144,955)	(1,346)
Units outstanding at end of year	208,876	92,263	10,139,429	579,009	91,844

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT	47

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 2	VP Mod Aggr, Cl 2
Operations
Investment income (loss) — net	$(678)	$(5,646)	$(5,597)	$(167,120)	$(195,938)
Net realized gain (loss) on sales of investments	1,550	4,748	29,800	997,730	2,182,492
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	10,823	201,141	131,882	2,281,082	2,823,309
Net increase (decrease) in net assets resulting from operations	11,695	200,243	156,085	3,111,692	4,809,863

Contract transactions
Contract purchase payments	1,119	52,320	57,211	1,295,909	2,460,285
Net transfers(1)	104,492	(4,241)	(18,224)	(1,249,869)	(374,482)
Transfers for policy loans	(750)	(21,296)	(2,275)	147,856	123,408
Policy charges	(2,065)	(17,960)	(62,116)	(925,746)	(996,767)
Contract terminations:
Surrender benefits	—	(508)	—	(613,917)	(1,162,921)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	102,796	8,315	(25,404)	(1,345,767)	49,523
Net assets at beginning of year	48,307	1,826,836	1,634,574	26,565,551	35,918,033
Net assets at end of year	$162,798	$2,035,394	$1,765,255	$28,331,476	$40,777,419

Accumulation unit activity(2)
Units outstanding at beginning of year	40,476	1,433,691	1,303,916	15,836,018	20,092,212
Units purchased	86,111	42,401	63,225	1,191,186	4,035,155
Units redeemed	(2,351)	(37,052)	(88,446)	(1,980,522)	(3,785,576)
Units outstanding at end of year	124,236	1,439,040	1,278,695	15,046,682	20,341,791

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

48	RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	VP Mod Conserv, Cl 2	VP Ptnrs Core Bond, Cl 2	VP Ptnrs Core Eq, Cl 2	VP Ptnrs Intl Core Eq, Cl 2	VP Ptnrs Intl Gro, Cl 2
Operations
Investment income (loss) — net	$(15,818)	$92	$—	$64	$141
Net realized gain (loss) on sales of investments	97,953	136	—	(73)	(662)
Distributions from capital gains	—	45	—	97	1,755
Net change in unrealized appreciation or depreciation of investments	135,165	92	106	4,043	33,729
Net increase (decrease) in net assets resulting from operations	217,300	365	106	4,131	34,963

Contract transactions
Contract purchase payments	168,679	579	125	5,549	36,078
Net transfers(1)	127,234	(1,523)	—	—	(9,682)
Transfers for policy loans	18,426	—	—	—	(2,522)
Policy charges	(162,352)	(441)	—	(1,441)	(6,700)
Contract terminations:
Surrender benefits	(68,497)	—	—	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	83,490	(1,385)	125	4,108	17,174
Net assets at beginning of year	2,077,279	4,467	500	32,439	162,667
Net assets at end of year	$2,378,069	$3,447	$731	$40,678	$214,804

Accumulation unit activity(2)
Units outstanding at beginning of year	1,356,810	3,714	221	23,735	110,040
Units purchased	262,269	471	58	4,232	23,673
Units redeemed	(223,149)	(1,552)	—	(1,143)	(14,899)
Units outstanding at end of year	1,395,930	2,633	279	26,824	118,814

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT	49

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	VP Ptnrs Intl Val, Cl 2	VP Ptnrs Sm Cap Gro, Cl 2	VP Ptnrs Sm Cap Val, Cl 2	WA Var Global Hi Yd Bond, Cl II
Operations
Investment income (loss) — net	$580	$—	$—	$159
Net realized gain (loss) on sales of investments	(4,251)	76	(19)	1
Distributions from capital gains	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	850	16,704	322	169
Net increase (decrease) in net assets resulting from operations	(2,821)	16,780	303	329

Contract transactions
Contract purchase payments	16,953	12,513	579	966
Net transfers(1)	(7,658)	3,561	(33)	—
Transfers for policy loans	—	—	—	—
Policy charges	(1,358)	(1,047)	(106)	(78)
Contract terminations:
Surrender benefits	—	—	—	—
Death benefits	—	—	—	—
Increase (decrease) from contract transactions	7,937	15,027	440	888
Net assets at beginning of year	71,364	29,844	4,377	3,386
Net assets at end of year	$76,480	$61,651	$5,120	$4,603

Accumulation unit activity(2)
Units outstanding at beginning of year	52,763	15,964	2,458	2,537
Units purchased	13,533	8,409	403	763
Units redeemed	(7,311)	(551)	(95)	(61)
Units outstanding at end of year	58,985	23,822	2,766	3,239

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

50	RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT

Notes to Financial Statements

1.  ORGANIZATION

RiverSource of New York Account 8 (the Account) was established under New York law as a segregated asset account of RiverSource Life Insurance Co. of New York (RiverSource Life of NY). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act) and exists in accordance with the rules and regulations of the New York State Department of Financial Services.

The Account is used as a funding vehicle for RiverSource® Variable Universal Life 5 (VUL 5) and RiverSource® Variable Universal Life 5 – Estate Series (VUL 5 – ES) policies issued by RiverSource Life of NY.

The Account is comprised of various divisions. Each division invests exclusively in shares of the following funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as open-end management investment companies. The name of each Fund offered through VUL 5 and VUL 5 – ES policies and the corresponding division name are provided below. There are various other divisions offered in the Account that are not available under VUL 5 and VUL 5 – ES policies. Each division is comprised of subaccounts. Individual variable life insurance policies invest in subaccounts. For each division, the financial statements are comprised of a statement of assets and liabilities as of December 31, 2021, a related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, all presented to reflect a full twelve month period. These financial statements are of the Divisions of the Account offered through VUL 5 and VUL 5 – ES.

Division	Fund
AB VPS Dyn Asset Alloc, Cl B	AB VPS Dynamic Asset Allocation Portfolio (Class B)
AB VPS Lg Cap Gro, Cl B	AB VPS Large Cap Growth Portfolio (Class B)
Allspg VT Opp, Cl 2	Allspring VT Opportunity Fund – Class 2 (previously Wells Fargo VT Opportunity Fund – Class 2)
Allspg VT Sm Cap Gro, Cl 2	Allspring VT Small Cap Growth Fund – Class 2 (previously Wells Fargo VT Small Cap Growth Fund – Class 2)
ALPS Alerian Engy Infr, Class III	ALPS/Alerian Energy Infrastructure Portfolio: Class III
AC VP Val, Cl II	American Century VP Value, Class II
BlackRock Global Alloc, Cl III	BlackRock Global Allocation V.I. Fund (Class III)
Col VP Bal, Cl 3	Columbia Variable Portfolio – Balanced Fund (Class 3)
Col VP Commodity Strategy, Cl 2	Columbia Variable Portfolio – Commodity Strategy Fund (Class 2)
Col VP Contrarian Core, Cl 2	Columbia Variable Portfolio – Contrarian Core Fund (Class 2)
Col VP Disciplined Core, Cl 2	Columbia Variable Portfolio – Disciplined Core Fund (Class 2)
Col VP Divd Opp, Cl 2	Columbia Variable Portfolio – Dividend Opportunity Fund (Class 2)
Col VP Emerg Mkts Bond, Cl 2	Columbia Variable Portfolio – Emerging Markets Bond Fund (Class 2)
Col VP Emer Mkts, Cl 2	Columbia Variable Portfolio – Emerging Markets Fund (Class 2)
Col VP Global Strategic Inc, Cl 2	Columbia Variable Portfolio – Global Strategic Income Fund (Class 2)
Col VP Govt Money Mkt, Cl 2	Columbia Variable Portfolio – Government Money Market Fund (Class 2)
Col VP Hi Yield Bond, Cl 2	Columbia Variable Portfolio – High Yield Bond Fund (Class 2)
Col VP Inc Opp, Cl 2	Columbia Variable Portfolio – Income Opportunities Fund (Class 2)
Col VP Inter Bond, Cl 2	Columbia Variable Portfolio – Intermediate Bond Fund (Class 2)
Col VP Lg Cap Gro, Cl 2	Columbia Variable Portfolio – Large Cap Growth Fund (Class 2)
Col VP Lg Cap Index, Cl 3	Columbia Variable Portfolio – Large Cap Index Fund (Class 3)
Col VP Limited Duration Cr, Cl 2	Columbia Variable Portfolio – Limited Duration Credit Fund (Class 2)
Col VP Long Govt/Cr Bond, Cl 2	Columbia Variable Portfolio – Long Government/Credit Bond Fund (Class 2)
Col VP Mid Cap Gro, Cl 2	Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2) (renamed to Columbia Variable Portfolio – Select Mid Cap Growth Fund (Class 2) effective sometime during the second quarter 2022)
Col VP Overseas Core, Cl 2	Columbia Variable Portfolio – Overseas Core Fund (Class 2)
Col VP Select Lg Cap Val, Cl 2	Columbia Variable Portfolio – Select Large Cap Value Fund (Class 2)
Col VP Select Mid Cap Val, Cl 2	Columbia Variable Portfolio – Select Mid Cap Value Fund (Class 2)
Col VP Select Sm Cap Val, Cl 2	Columbia Variable Portfolio – Select Small Cap Value Fund (Class 2)
Col VP Strategic Inc, Cl 2	Columbia Variable Portfolio – Strategic Income Fund (Class 2)
Col VP US Govt Mtge, Cl 2	Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 2)
CTIVP Allspg Short Dur Govt, Cl 2	CTIVP® – Allspring Short Duration Government Fund (Class 2)(1) (previously CTIVP® – Wells Fargo Short Duration Government Fund (Class 2))
CTIVP AC Div Bond, Cl 2	CTIVP® – American Century Diversified Bond Fund (Class 2)
CTIVP BR Gl Infl Prot Sec, Cl 2	CTIVP® – BlackRock Global Inflation-Protected Securities Fund (Class 2)
CTIVP CenterSquare Real Est, Cl 2	CTIVP® – CenterSquare Real Estate Fund (Class 2)
CTIVP Loomis Sayles Gro, Cl 2	CTIVP® – Loomis Sayles Growth Fund (Class 2) (renamed to CTIVP® – Principal Blue Chip Growth Fund (Class 2) effective sometime during the second quarter 2022)
CTIVP MFS Val, Cl 2	CTIVP® – MFS® Value Fund (Class 2)
CTIVP MS Adv, Cl 2	CTIVP® – Morgan Stanley Advantage Fund (Class 2)

RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT	51

Division	Fund
CTIVP T Rowe Price LgCap Val, Cl 2	CTIVP® – T. Rowe Price Large Cap Value Fund (Class 2)
CTIVP TCW Core Plus Bond, Cl 2	CTIVP® – TCW Core Plus Bond Fund (Class 2)
CTIVP Vty Sycamore Estb Val, Cl 2	CTIVP® – Victory Sycamore Established Value Fund (Class 2)
CTIVP Westfield Mid Cap Gro, Cl 2	CTIVP® – Westfield Mid Cap Growth Fund (Class 2)
Del Ivy VIP Asset Strategy, Cl II	Delaware Ivy VIP Asset Strategy, Class II (previously Ivy VIP Asset Strategy, Class II)
DWS Alt Asset Alloc VIP, Cl B	DWS Alternative Asset Allocation VIP, Class B
Fid VIP Contrafund, Serv Cl 2	Fidelity® VIP ContrafundSM Portfolio Service Class 2
Fid VIP Mid Cap, Serv Cl 2	Fidelity® VIP Mid Cap Portfolio Service Class 2
Fid VIP Strategic Inc, Serv Cl 2	Fidelity® VIP Strategic Income Portfolio Service Class 2
Frank Inc, Cl 2	Franklin Income VIP Fund – Class 2
Frank Mutual Shares, Cl 2	Franklin Mutual Shares VIP Fund – Class 2
Frank Sm Cap Val, Cl 2	Franklin Small Cap Value VIP Fund – Class 2
GS VIT Multi-Strategy Alt, Advisor	Goldman Sachs VIT Multi-Strategy Alternatives Portfolio – Advisor Shares
Invesco VI Bal Risk Alloc, Ser II	Invesco V.I. Balanced-Risk Allocation Fund, Series II Shares
Invesco VI Global, Ser II	Invesco V.I. Global Fund, Series II Shares (previously Invesco Oppenheimer V.I. Global Fund, Series II Shares)
Invesco VI Gbl Strat Inc, Ser II	Invesco V.I. Global Strategic Income Fund, Series II Shares (previously Invesco Oppenheimer V.I. Global Strategic Income Fund, Series II Shares)
Invesco VI Mn St Sm Cap, Ser II	Invesco V.I. Main Street Small Cap Fund®, Series II Shares (previously Invesco Oppenheimer V.I. Main Street Small Cap Fund®, Series II Shares)
Janus Henderson VIT Bal, Serv	Janus Henderson VIT Balanced Portfolio: Service Shares
Janus Henderson VIT Flex Bd, Serv	Janus Henderson VIT Flexible Bond Portfolio: Service Shares
Janus Henderson VIT Res, Serv	Janus Henderson VIT Research Portfolio: Service Shares
Lazard Ret Global Dyn MA, Serv	Lazard Retirement Global Dynamic Multi-Asset Portfolio – Service Shares
MFS Utilities, Serv Cl	MFS® Utilities Series – Service Class
MS VIF Dis, Cl II	Morgan Stanley VIF Discovery Portfolio, Class II Shares
NB AMT Sus Eq, Cl S	Neuberger Berman AMT Sustainable Equity Portfolio (Class S)
NB AMT US Eq Index PW Strat, Cl S	Neuberger Berman AMT U.S. Equity Index PutWrite Strategy Portfolio (Class S)
PIMCO VIT All Asset, Advisor Cl	PIMCO VIT All Asset Portfolio, Advisor Class
PIMCO VIT Glb Man As Alloc, Adv Cl	PIMCO VIT Global Managed Asset Allocation Portfolio, Advisor Class
PIMCO VIT Tot Return, Advisor Cl	PIMCO VIT Total Return Portfolio, Advisor Class
Temp Global Bond, Cl 2	Templeton Global Bond VIP Fund – Class 2
VanEck VIP Global Gold, Cl S	VanEck VIP Global Gold Fund (Class S Shares)
VP Aggr, Cl 2	Variable Portfolio – Aggressive Portfolio (Class 2)
VP Conserv, Cl 2	Variable Portfolio – Conservative Portfolio (Class 2)
VP Man Vol Conserv, Cl 2	Variable Portfolio – Managed Volatility Conservative Fund (Class 2)
VP Man Vol Conserv Gro, Cl 2	Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2)
VP Man Vol Gro, Cl 2	Variable Portfolio – Managed Volatility Growth Fund (Class 2)
VP Man Vol Mod Gro, Cl 2	Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2)
VP Mod, Cl 2	Variable Portfolio – Moderate Portfolio (Class 2)
VP Mod Aggr, Cl 2	Variable Portfolio – Moderately Aggressive Portfolio (Class 2)
VP Mod Conserv, Cl 2	Variable Portfolio – Moderately Conservative Portfolio (Class 2)
VP Ptnrs Core Bond, Cl 2	Variable Portfolio – Partners Core Bond Fund (Class 2)
VP Ptnrs Core Eq, Cl 2	Variable Portfolio – Partners Core Equity Fund (Class 2)
VP Ptnrs Intl Core Eq, Cl 2	Variable Portfolio – Partners International Core Equity Fund (Class 2)
VP Ptnrs Intl Gro, Cl 2	Variable Portfolio – Partners International Growth Fund (Class 2)
VP Ptnrs Intl Val, Cl 2	Variable Portfolio – Partners International Value Fund (Class 2)
VP Ptnrs Sm Cap Gro, Cl 2	Variable Portfolio – Partners Small Cap Growth Fund (Class 2)
VP Ptnrs Sm Cap Val, Cl 2	Variable Portfolio – Partners Small Cap Value Fund (Class 2)
WA Var Global Hi Yd Bond, Cl II	Western Asset Variable Global High Yield Bond Portfolio – Class II

(1)	CTIVP® – Allspring Short Duration Government Fund (Class 2) is scheduled to liquidate sometime during the second quarter of 2022.

The assets of each division of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by RiverSource Life of NY.

RiverSource Life of NY serves as issuer of the policy.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments in the Funds

Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the divisions on the ex-dividend date.

52	RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the division’s share of the Funds’ undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

The Account categorizes its fair value measurements according to a three-level hierarchy. This hierarchy prioritizes the inputs used by the Account to value investment securities. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

Level 1 – Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2 – Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3 – Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The Funds in the Accounts have been measured at fair value using the net asset value per share (or its equivalent) as a practical expedient and are therefore not categorized in the fair value hierarchy. There were no transfers between levels in the period ended December 31, 2021.

Federal Income Taxes

RiverSource Life of NY is taxed as a life insurance company. The Account is treated as part of RiverSource Life of NY for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Account to the extent the earnings are credited under the policies. Based on this, no charge is being made currently to the Account for federal income taxes. RiverSource Life of NY will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the policies.

Subsequent Events

Management has evaluated Account related events and transactions that occurred through the date the financial statements were issued. Management noted there were no items requiring adjustments or additional disclosures in the Account’s financial statements.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those estimates.

3.  VARIABLE ACCOUNT EXPENSES

For VUL 5 and VUL 5 – ES policies, RiverSource Life of NY deducts a daily mortality and expense risk fee equal, on an annual basis, to 0.00% of the average daily net assets of each subaccount.

4.  POLICY CHARGES

A monthly deduction is made for the cost of insurance and the policy fee. The cost of insurance for the policy month is determined on the monthly date by determining the net amount at risk, as of that day, and by then applying the cost of insurance rates to the net amount at risk which RiverSource Life of NY is assuming for the succeeding month. The monthly deduction will be taken from the subaccounts as specified in the application for the policy.

A policy fee is deducted each month to reimburse RiverSource Life of NY for expenses incurred in administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners of policies.

RiverSource Life of NY deducts a premium expense charge from each premium payment. It partially compensates RiverSource Life of NY for expenses associated with administering and distributing the policy, including the agents’ compensation, advertising and printing the prospectus and sales literature. It also compensates RiverSource Life of NY for paying premium taxes imposed by the state of New York on premiums received by insurance companies.

Each month RiverSource Life of NY deducts charges for any optional insurance benefits added to the policy by rider.

5.  SURRENDER CHARGES

RiverSource Life of NY may assess a surrender charge to help it recover certain expenses related to the issuance of the policy. Such charges are not treated as a separate expense of the divisions as they are ultimately deducted from surrender benefits paid by RiverSource Life of NY. Charges by RiverSource Life of NY for surrenders are not identified on an individual division basis.

RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT	53

6.  RELATED PARTY TRANSACTIONS

RiverSource Life of NY is a wholly-owned subsidiary of RiverSource Life Insurance Company, which is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial).

The following table reflects fees paid by certain affiliated funds to Ameriprise Financial and its affiliates.

Fee Agreement:	Fees Paid To:
Management Agreement	Columbia Management Investment Advisers, LLC
Shareholder Services Agreement	Columbia Management Investment Services Corp.
Plan and Agreement of Distribution	Columbia Management Investment Distributors, Inc.
Investment Advisory Agreement	Columbia Wanger Asset Management, LLC
Administrative Services Agreement	Columbia Wanger Asset Management, LLC

7.  INVESTMENT TRANSACTIONS

The divisions’ purchases of Funds’ shares, including reinvestment of dividend distributions, for the year ended December 31, 2021 were as follows:

Division	Purchases
AB VPS Dyn Asset Alloc, Cl B	$8
AB VPS Lg Cap Gro, Cl B	426,578
Allspg VT Opp, Cl 2	157,088
Allspg VT Sm Cap Gro, Cl 2	442,496
ALPS Alerian Engy Infr, Class III	45,460
AC VP Val, Cl II	180,715
BlackRock Global Alloc, Cl III	156,716
Col VP Bal, Cl 3	864,991
Col VP Commodity Strategy, Cl 2	5,576
Col VP Contrarian Core, Cl 2	20,173
Col VP Disciplined Core, Cl 2	25,975
Col VP Divd Opp, Cl 2	5,603
Col VP Emerg Mkts Bond, Cl 2	11,200
Col VP Emer Mkts, Cl 2	61,677
Col VP Global Strategic Inc, Cl 2	8,311
Col VP Govt Money Mkt, Cl 2	183,907
Col VP Hi Yield Bond, Cl 2	36,449
Col VP Inc Opp, Cl 2	8,642
Col VP Inter Bond, Cl 2	21,586
Col VP Lg Cap Gro, Cl 2	63,970
Col VP Lg Cap Index, Cl 3	872,928
Col VP Limited Duration Cr, Cl 2	208,893
Col VP Long Govt/Cr Bond, Cl 2	3,023
Col VP Mid Cap Gro, Cl 2	7,880
Col VP Overseas Core, Cl 2	33,969
Col VP Select Lg Cap Val, Cl 2	12,641
Col VP Select Mid Cap Val, Cl 2	16,219
Col VP Select Sm Cap Val, Cl 2	25,521
Col VP Strategic Inc, Cl 2	73,897
Col VP US Govt Mtge, Cl 2	1,408
CTIVP Allspg Short Dur Govt, Cl 2	1,498
CTIVP AC Div Bond, Cl 2	18,313
CTIVP BR Gl Infl Prot Sec, Cl 2	7,361
CTIVP CenterSquare Real Est, Cl 2	66,343
CTIVP Loomis Sayles Gro, Cl 2	4,431
CTIVP MFS Val, Cl 2	29,562
CTIVP MS Adv, Cl 2	38,248
CTIVP T Rowe Price LgCap Val, Cl 2	24,254
CTIVP TCW Core Plus Bond, Cl 2	5,253
CTIVP Vty Sycamore Estb Val, Cl 2	42,143
CTIVP Westfield Mid Cap Gro, Cl 2	25,160
Del Ivy VIP Asset Strategy, Cl II	14,105

Division	Purchases
DWS Alt Asset Alloc VIP, Cl B	$22,130
Fid VIP Contrafund, Serv Cl 2	1,180,639
Fid VIP Mid Cap, Serv Cl 2	1,263,003
Fid VIP Strategic Inc, Serv Cl 2	8,410
Frank Inc, Cl 2	52,413
Frank Mutual Shares, Cl 2	173,085
Frank Sm Cap Val, Cl 2	464,996
GS VIT Multi-Strategy Alt, Advisor	12,511
Invesco VI Bal Risk Alloc, Ser II	69,429
Invesco VI Global, Ser II	446,746
Invesco VI Gbl Strat Inc, Ser II	247,896
Invesco VI Mn St Sm Cap, Ser II	350,628
Janus Henderson VIT Bal, Serv	8,276
Janus Henderson VIT Flex Bd, Serv	2,863
Janus Henderson VIT Res, Serv	108,464
Lazard Ret Global Dyn MA, Serv	4,777
MFS Utilities, Serv Cl	122,205
MS VIF Dis, Cl II	1,265,661
NB AMT Sus Eq, Cl S	10,301
NB AMT US Eq Index PW Strat, Cl S	11,535
PIMCO VIT All Asset, Advisor Cl	204,781
PIMCO VIT Glb Man As Alloc, Adv Cl	1,367
PIMCO VIT Tot Return, Advisor Cl	183,143
Temp Global Bond, Cl 2	18,088
VanEck VIP Global Gold, Cl S	46,767
VP Aggr, Cl 2	4,900,589
VP Conserv, Cl 2	265,509
VP Man Vol Conserv, Cl 2	35,001
VP Man Vol Conserv Gro, Cl 2	18,285
VP Man Vol Gro, Cl 2	110,816
VP Man Vol Mod Gro, Cl 2	346,324
VP Mod, Cl 2	6,339,053
VP Mod Aggr, Cl 2	9,005,228
VP Mod Conserv, Cl 2	1,022,737
VP Ptnrs Core Bond, Cl 2	990
VP Ptnrs Core Eq, Cl 2	124
VP Ptnrs Intl Core Eq, Cl 2	9,419
VP Ptnrs Intl Gro, Cl 2	50,351
VP Ptnrs Intl Val, Cl 2	7,117
VP Ptnrs Sm Cap Gro, Cl 2	6,356
VP Ptnrs Sm Cap Val, Cl 2	312
WA Var Global Hi Yd Bond, Cl II	6,397

54	RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT

8.  FINANCIAL HIGHLIGHTS

The table below shows certain financial information regarding the divisions.

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
AB VPS Dyn Asset Alloc, Cl B
2021	—	$1.54	to	$1.34	$1	1.56%	0.00%	to	0.90%	9.28%	to	8.30%
2020	—	$1.41	to	$1.24	$0	1.45%	0.00%	to	0.90%	4.87%	to	3.92%
2019	—	$1.34	to	$1.19	$0	1.82%	0.00%	to	0.90%	15.24%	to	14.21%
2018	—	$1.16	to	$1.05	$0	1.60%	0.00%	to	0.90%	(7.35%)	to	(8.18%)
2017	—	$1.26	to	$1.14	$0	1.80%	0.00%	to	0.90%	14.32%	to	13.30%
AB VPS Lg Cap Gro, Cl B
2021	350	$5.47	to	$5.32	$2,208	—	0.00%	to	0.90%	28.65%	to	27.50%
2020	410	$4.25	to	$4.17	$2,022	—	0.00%	to	0.90%	35.15%	to	33.94%
2019	357	$3.15	to	$3.11	$1,282	—	0.00%	to	0.90%	34.37%	to	33.16%
2018	292	$2.34	to	$2.34	$780	—	0.00%	to	0.90%	2.32%	to	1.40%
2017	261	$2.29	to	$2.31	$671	—	0.00%	to	0.90%	31.67%	to	30.50%
Allspg VT Opp, Cl 2
2021	298	$3.57	to	$6.11	$1,579	0.04%	0.00%	to	0.90%	24.78%	to	23.66%
2020	300	$2.86	to	$4.94	$1,291	0.43%	0.00%	to	0.90%	21.01%	to	19.92%
2019	354	$2.37	to	$4.12	$1,276	0.28%	0.00%	to	0.90%	31.46%	to	30.29%
2018	379	$1.80	to	$3.16	$1,048	0.19%	0.00%	to	0.90%	(7.15%)	to	(7.98%)
2017	373	$1.94	to	$3.43	$1,143	0.68%	0.00%	to	0.90%	20.44%	to	19.36%
Allspg VT Sm Cap Gro, Cl 2
2021	371	$4.01	to	$8.21	$1,937	—	0.00%	to	0.90%	7.64%	to	6.68%
2020	380	$3.72	to	$7.70	$1,837	—	0.00%	to	0.90%	57.78%	to	56.37%
2019	381	$2.36	to	$4.92	$1,249	—	0.00%	to	0.90%	24.83%	to	23.71%
2018	368	$1.89	to	$3.98	$1,003	—	0.00%	to	0.90%	1.31%	to	0.40%
2017	344	$1.87	to	$3.96	$916	—	0.00%	to	0.90%	25.86%	to	24.73%
ALPS Alerian Engy Infr, Class III
2021	464	$1.05	to	$0.80	$390	1.76%	0.00%	to	0.90%	37.78%	to	36.54%
2020	709	$0.77	to	$0.59	$432	2.76%	0.00%	to	0.90%	(25.12%)	to	(25.80%)
2019	526	$1.02	to	$0.79	$431	1.51%	0.00%	to	0.90%	20.41%	to	19.33%
2018	581	$0.85	to	$0.66	$397	2.09%	0.00%	to	0.90%	(18.95%)	to	(19.68%)
2017	517	$1.05	to	$0.82	$437	1.93%	0.00%	to	0.90%	(0.84%)	to	(1.73%)
AC VP Val, Cl II
2021	1,182	$2.68	to	$4.00	$2,521	1.60%	0.00%	to	0.90%	24.28%	to	23.17%
2020	1,206	$2.16	to	$3.24	$2,099	2.17%	0.00%	to	0.90%	0.83%	to	(0.07%)
2019	1,271	$2.14	to	$3.25	$2,214	1.97%	0.00%	to	0.90%	26.92%	to	25.78%
2018	1,397	$1.69	to	$2.58	$1,970	1.49%	0.00%	to	0.90%	(9.28%)	to	(10.09%)
2017	1,481	$1.86	to	$2.87	$2,383	1.51%	0.00%	to	0.90%	8.58%	to	7.61%
BlackRock Global Alloc, Cl III
2021	336	$1.92	to	$1.51	$536	0.84%	0.00%	to	0.90%	6.42%	to	5.46%
2020	334	$1.80	to	$1.44	$502	1.40%	0.00%	to	0.90%	20.71%	to	19.63%
2019	319	$1.49	to	$1.20	$400	1.46%	0.00%	to	0.90%	17.75%	to	16.70%
2018	435	$1.27	to	$1.03	$468	0.86%	0.00%	to	0.90%	(7.58%)	to	(8.41%)
2017	471	$1.37	to	$1.12	$547	1.51%	0.00%	to	0.90%	13.71%	to	12.69%
Col VP Bal, Cl 3
2021	6,268	$2.57	to	$2.83	$19,187	—	0.00%	to	0.90%	14.74%	to	13.71%
2020	6,627	$2.24	to	$2.49	$17,721	—	0.00%	to	0.90%	17.59%	to	16.53%
2019	6,990	$1.90	to	$2.13	$15,642	—	0.00%	to	0.90%	22.78%	to	21.68%
2018	7,598	$1.55	to	$1.75	$13,906	—	0.00%	to	0.90%	(5.89%)	to	(6.74%)
2017	8,419	$1.65	to	$1.88	$16,544	—	0.00%	to	0.90%	14.52%	to	13.49%
Col VP Commodity Strategy, Cl 2
2021	38	$0.81	to	$0.81	$31	—	0.00%	to	0.00%	32.01%	to	32.01%
2020	31	$0.62	to	$0.62	$19	19.21%	0.00%	to	0.00%	(1.55%)	to	(1.55%)
2019	30	$0.63	to	$0.63	$19	0.92%	0.00%	to	0.00%	7.78%	to	7.78%
2018	21	$0.58	to	$0.58	$12	—	0.00%	to	0.00%	(14.17%)	to	(14.17%)
2017	8	$0.68	to	$0.68	$5	5.10%	0.00%	to	0.00%	1.71%	to	1.71%

RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT	55

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Contrarian Core, Cl 2
2021	52	$3.05	to	$3.05	$158	—	0.00%	to	0.00%	23.96%	to	23.96%
2020	49	$2.46	to	$2.46	$120	—	0.00%	to	0.00%	22.00%	to	22.00%
2019	46	$2.02	to	$2.02	$92	—	0.00%	to	0.00%	32.81%	to	32.81%
2018	36	$1.52	to	$1.52	$55	—	0.00%	to	0.00%	(9.14%)	to	(9.14%)
2017	28	$1.67	to	$1.67	$46	—	0.00%	to	0.00%	21.48%	to	21.48%
Col VP Disciplined Core, Cl 2
2021	124	$3.64	to	$3.64	$449	—	0.00%	to	0.00%	32.43%	to	32.43%
2020	121	$2.75	to	$2.75	$333	—	0.00%	to	0.00%	13.83%	to	13.83%
2019	114	$2.41	to	$2.41	$274	—	0.00%	to	0.00%	24.47%	to	24.47%
2018	117	$1.94	to	$1.94	$227	—	0.00%	to	0.00%	(3.85%)	to	(3.85%)
2017	96	$2.02	to	$2.02	$193	—	0.00%	to	0.00%	24.06%	to	24.06%
Col VP Divd Opp, Cl 2
2021	44	$2.57	to	$2.57	$113	—	0.00%	to	0.00%	25.89%	to	25.89%
2020	43	$2.04	to	$2.04	$88	—	0.00%	to	0.00%	0.90%	to	0.90%
2019	39	$2.02	to	$2.02	$79	—	0.00%	to	0.00%	23.76%	to	23.76%
2018	28	$1.63	to	$1.63	$46	—	0.00%	to	0.00%	(6.01%)	to	(6.01%)
2017	26	$1.74	to	$1.74	$46	—	0.00%	to	0.00%	14.12%	to	14.12%
Col VP Emerg Mkts Bond, Cl 2
2021	16	$1.35	to	$1.35	$22	3.66%	0.00%	to	0.00%	(2.45%)	to	(2.45%)
2020	8	$1.39	to	$1.39	$11	3.32%	0.00%	to	0.00%	7.16%	to	7.16%
2019	7	$1.29	to	$1.29	$9	4.78%	0.00%	to	0.00%	12.09%	to	12.09%
2018	6	$1.16	to	$1.16	$7	4.91%	0.00%	to	0.00%	(7.38%)	to	(7.38%)
2017	1	$1.25	to	$1.25	$1	4.56%	0.00%	to	0.00%	11.69%	to	11.69%
Col VP Emer Mkts, Cl 2
2021	250	$1.82	to	$1.82	$455	0.85%	0.00%	to	0.00%	(7.47%)	to	(7.47%)
2020	235	$1.97	to	$1.97	$461	0.41%	0.00%	to	0.00%	33.17%	to	33.17%
2019	226	$1.48	to	$1.48	$333	0.14%	0.00%	to	0.00%	31.27%	to	31.27%
2018	205	$1.12	to	$1.12	$230	0.26%	0.00%	to	0.00%	(21.67%)	to	(21.67%)
2017	150	$1.44	to	$1.44	$216	0.01%	0.00%	to	0.00%	46.89%	to	46.89%
Col VP Global Strategic Inc, Cl 2
2021	92	$1.01	to	$1.01	$93	3.85%	0.00%	to	0.00%	1.03%	to	1.03%
2020	93	$1.00	to	$1.00	$93	4.87%	0.00%	to	0.00%	4.59%	to	4.59%
2019	89	$0.95	to	$0.95	$85	—	0.00%	to	0.00%	10.75%	to	10.75%
2018	83	$0.86	to	$0.86	$71	3.95%	0.00%	to	0.00%	(5.51%)	to	(5.51%)
2017	78	$0.91	to	$0.91	$71	—	0.00%	to	0.00%	5.69%	to	5.69%
Col VP Govt Money Mkt, Cl 2
2021	476	$1.03	to	$1.03	$492	0.01%	0.00%	to	0.00%	0.02%	to	0.02%
2020	375	$1.03	to	$1.03	$387	0.10%	0.00%	to	0.00%	0.24%	to	0.24%
2019	131	$1.03	to	$1.03	$135	1.58%	0.00%	to	0.00%	1.64%	to	1.64%
2018	121	$1.01	to	$1.01	$123	1.45%	0.00%	to	0.00%	1.26%	to	1.26%
2017	19	$1.00	to	$1.00	$19	0.12%	0.00%	to	0.00%	0.18%	to	0.18%
Col VP Hi Yield Bond, Cl 2
2021	189	$1.64	to	$1.64	$310	4.84%	0.00%	to	0.00%	4.79%	to	4.79%
2020	185	$1.56	to	$1.56	$290	5.62%	0.00%	to	0.00%	6.31%	to	6.31%
2019	178	$1.47	to	$1.47	$261	5.79%	0.00%	to	0.00%	16.52%	to	16.52%
2018	165	$1.26	to	$1.26	$209	5.87%	0.00%	to	0.00%	(4.00%)	to	(4.00%)
2017	134	$1.32	to	$1.32	$176	5.71%	0.00%	to	0.00%	6.17%	to	6.17%
Col VP Inc Opp, Cl 2
2021	20	$1.59	to	$1.59	$31	7.51%	0.00%	to	0.00%	4.14%	to	4.14%
2020	24	$1.53	to	$1.53	$36	4.49%	0.00%	to	0.00%	5.67%	to	5.67%
2019	19	$1.45	to	$1.45	$28	4.90%	0.00%	to	0.00%	16.13%	to	16.13%
2018	13	$1.24	to	$1.24	$17	4.77%	0.00%	to	0.00%	(3.90%)	to	(3.90%)
2017	11	$1.30	to	$1.30	$14	7.51%	0.00%	to	0.00%	6.20%	to	6.20%
Col VP Inter Bond, Cl 2
2021	49	$1.36	to	$1.36	$66	3.01%	0.00%	to	0.00%	(0.58%)	to	(0.58%)
2020	48	$1.37	to	$1.37	$65	2.62%	0.00%	to	0.00%	12.28%	to	12.28%
2019	30	$1.22	to	$1.22	$36	2.96%	0.00%	to	0.00%	9.03%	to	9.03%
2018	21	$1.12	to	$1.12	$23	2.10%	0.00%	to	0.00%	0.14%	to	0.14%
2017	17	$1.11	to	$1.11	$19	2.10%	0.00%	to	0.00%	3.62%	to	3.62%

56	RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Lg Cap Gro, Cl 2
2021	85	$4.59	to	$4.59	$392	—	0.00%	to	0.00%	28.35%	to	28.35%
2020	73	$3.58	to	$3.58	$261	—	0.00%	to	0.00%	34.41%	to	34.41%
2019	49	$2.66	to	$2.66	$131	—	0.00%	to	0.00%	35.53%	to	35.53%
2018	28	$1.97	to	$1.97	$54	—	0.00%	to	0.00%	(4.14%)	to	(4.14%)
2017	14	$2.05	to	$2.05	$28	—	0.00%	to	0.00%	27.84%	to	27.84%
Col VP Lg Cap Index, Cl 3
2021	3,012	$3.78	to	$3.95	$14,197	—	0.00%	to	0.90%	28.22%	to	27.07%
2020	3,144	$2.95	to	$3.11	$11,530	—	0.00%	to	0.90%	17.90%	to	16.85%
2019	3,292	$2.50	to	$2.66	$10,253	—	0.00%	to	0.90%	30.95%	to	29.78%
2018	3,508	$1.91	to	$2.05	$8,621	—	0.00%	to	0.90%	(4.81%)	to	(5.67%)
2017	3,792	$2.00	to	$2.17	$9,690	—	0.00%	to	0.90%	21.29%	to	20.20%
Col VP Limited Duration Cr, Cl 2
2021	636	$1.20	to	$1.05	$681	1.39%	0.00%	to	0.90%	(0.84%)	to	(1.74%)
2020	569	$1.21	to	$1.06	$617	2.40%	0.00%	to	0.90%	5.57%	to	4.62%
2019	543	$1.14	to	$1.02	$560	1.99%	0.00%	to	0.90%	7.47%	to	6.50%
2018	370	$1.06	to	$0.96	$358	1.55%	0.00%	to	0.90%	(0.02%)	to	(0.92%)
2017	534	$1.06	to	$0.96	$524	2.22%	0.00%	to	0.90%	1.80%	to	0.89%
Col VP Long Govt/Cr Bond, Cl 2
2021	6	$1.53	to	$1.53	$10	1.75%	0.00%	to	0.00%	(3.47%)	to	(3.47%)
2020	6	$1.58	to	$1.58	$10	2.69%	0.00%	to	0.00%	17.07%	to	17.07%
2019	2	$1.35	to	$1.35	$2	0.33%	0.00%	to	0.00%	19.42%	to	19.42%
2018	—	$1.13	to	$1.13	$0	3.15%	0.00%	to	0.00%	(5.37%)	to	(5.37%)
2017	—	$1.19	to	$1.19	$0	3.18%	0.00%	to	0.00%	10.98%	to	10.98%
Col VP Mid Cap Gro, Cl 2
2021	30	$3.69	to	$3.69	$109	—	0.00%	to	0.00%	16.27%	to	16.27%
2020	28	$3.17	to	$3.17	$90	—	0.00%	to	0.00%	35.08%	to	35.08%
2019	28	$2.35	to	$2.35	$67	—	0.00%	to	0.00%	34.83%	to	34.83%
2018	24	$1.74	to	$1.74	$42	—	0.00%	to	0.00%	(4.98%)	to	(4.98%)
2017	14	$1.83	to	$1.83	$26	—	0.00%	to	0.00%	22.67%	to	22.67%
Col VP Overseas Core, Cl 2
2021	94	$1.80	to	$1.80	$170	1.10%	0.00%	to	0.00%	9.74%	to	9.74%
2020	80	$1.64	to	$1.64	$132	1.46%	0.00%	to	0.00%	8.83%	to	8.83%
2019	66	$1.51	to	$1.51	$99	1.81%	0.00%	to	0.00%	25.15%	to	25.15%
2018	54	$1.20	to	$1.20	$65	2.41%	0.00%	to	0.00%	(16.81%)	to	(16.81%)
2017	39	$1.45	to	$1.45	$56	1.73%	0.00%	to	0.00%	27.18%	to	27.18%
Col VP Select Lg Cap Val, Cl 2
2021	34	$3.18	to	$3.18	$107	—	0.00%	to	0.00%	25.98%	to	25.98%
2020	32	$2.52	to	$2.52	$81	—	0.00%	to	0.00%	6.81%	to	6.81%
2019	28	$2.36	to	$2.36	$66	—	0.00%	to	0.00%	26.43%	to	26.43%
2018	23	$1.87	to	$1.87	$43	—	0.00%	to	0.00%	(12.45%)	to	(12.45%)
2017	21	$2.13	to	$2.13	$45	—	0.00%	to	0.00%	20.71%	to	20.71%
Col VP Select Mid Cap Val, Cl 2
2021	39	$3.12	to	$3.12	$123	—	0.00%	to	0.00%	31.97%	to	31.97%
2020	35	$2.36	to	$2.36	$84	—	0.00%	to	0.00%	7.25%	to	7.25%
2019	28	$2.20	to	$2.20	$61	—	0.00%	to	0.00%	31.25%	to	31.25%
2018	24	$1.68	to	$1.68	$41	—	0.00%	to	0.00%	(13.51%)	to	(13.51%)
2017	18	$1.94	to	$1.94	$35	—	0.00%	to	0.00%	13.28%	to	13.28%
Col VP Select Sm Cap Val, Cl 2
2021	41	$2.90	to	$2.90	$119	—	0.00%	to	0.00%	30.62%	to	30.62%
2020	37	$2.22	to	$2.22	$82	—	0.00%	to	0.00%	8.92%	to	8.92%
2019	33	$2.04	to	$2.04	$67	—	0.00%	to	0.00%	17.44%	to	17.44%
2018	28	$1.74	to	$1.74	$49	—	0.00%	to	0.00%	(12.82%)	to	(12.82%)
2017	19	$1.99	to	$1.99	$38	—	0.00%	to	0.00%	12.07%	to	12.07%
Col VP Strategic Inc, Cl 2
2021	110	$1.41	to	$1.41	$155	5.10%	0.00%	to	0.00%	1.63%	to	1.63%
2020	111	$1.39	to	$1.39	$154	3.36%	0.00%	to	0.00%	6.62%	to	6.62%
2019	77	$1.30	to	$1.30	$101	4.15%	0.00%	to	0.00%	10.22%	to	10.22%
2018	46	$1.18	to	$1.18	$55	3.54%	0.00%	to	0.00%	(0.64%)	to	(0.64%)
2017	8	$1.19	to	$1.19	$9	2.88%	0.00%	to	0.00%	5.90%	to	5.90%

RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT	57

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP US Govt Mtge, Cl 2
2021	5	$1.24	to	$1.24	$7	1.85%	0.00%	to	0.00%	(1.20%)	to	(1.20%)
2020	4	$1.26	to	$1.26	$6	2.43%	0.00%	to	0.00%	4.85%	to	4.85%
2019	4	$1.20	to	$1.20	$5	2.55%	0.00%	to	0.00%	6.50%	to	6.50%
2018	4	$1.12	to	$1.12	$4	2.73%	0.00%	to	0.00%	1.60%	to	1.60%
2017	3	$1.11	to	$1.11	$4	2.23%	0.00%	to	0.00%	2.99%	to	2.99%
CTIVP Allspg Short Dur Govt, Cl 2
2021	10	$1.07	to	$1.07	$11	1.35%	0.00%	to	0.00%	(1.70%)	to	(1.70%)
2020	9	$1.09	to	$1.09	$10	2.11%	0.00%	to	0.00%	3.39%	to	3.39%
2019	5	$1.06	to	$1.06	$6	1.03%	0.00%	to	0.00%	3.33%	to	3.33%
2018	1	$1.02	to	$1.02	$1	0.99%	0.00%	to	0.00%	0.81%	to	0.81%
2017	0	$1.01	to	$1.01	$0	0.72%	0.00%	to	0.00%	0.45%	to	0.45%
CTIVP AC Div Bond, Cl 2
2021	14	$1.30	to	$1.30	$18	2.31%	0.00%	to	0.00%	0.29%	to	0.29%
2020	0	$1.30	to	$1.30	$1	2.73%	0.00%	to	0.00%	8.24%	to	8.24%
2019	2	$1.20	to	$1.20	$2	5.17%	0.00%	to	0.00%	9.40%	to	9.40%
2018	1	$1.10	to	$1.10	$1	2.63%	0.00%	to	0.00%	(1.31%)	to	(1.31%)
2017	0	$1.11	to	$1.11	$1	2.07%	0.00%	to	0.00%	4.65%	to	4.65%
CTIVP BR Gl Infl Prot Sec, Cl 2
2021	15	$1.38	to	$1.38	$21	0.55%	0.00%	to	0.00%	4.43%	to	4.43%
2020	16	$1.33	to	$1.33	$21	0.46%	0.00%	to	0.00%	8.97%	to	8.97%
2019	18	$1.22	to	$1.22	$22	2.99%	0.00%	to	0.00%	7.63%	to	7.63%
2018	12	$1.13	to	$1.13	$14	—	0.00%	to	0.00%	(0.71%)	to	(0.71%)
2017	8	$1.14	to	$1.14	$9	2.39%	0.00%	to	0.00%	2.46%	to	2.46%
CTIVP CenterSquare Real Est, Cl 2
2021	116	$2.16	to	$2.16	$251	1.13%	0.00%	to	0.00%	41.20%	to	41.20%
2020	95	$1.53	to	$1.53	$146	4.29%	0.00%	to	0.00%	(5.19%)	to	(5.19%)
2019	86	$1.61	to	$1.61	$139	1.64%	0.00%	to	0.00%	26.16%	to	26.16%
2018	82	$1.28	to	$1.28	$105	1.69%	0.00%	to	0.00%	(5.85%)	to	(5.85%)
2017	78	$1.36	to	$1.36	$106	1.99%	0.00%	to	0.00%	5.74%	to	5.74%
CTIVP Loomis Sayles Gro, Cl 2
2021	18	$4.37	to	$4.37	$79	—	0.00%	to	0.00%	18.28%	to	18.28%
2020	17	$3.70	to	$3.70	$65	—	0.00%	to	0.00%	31.61%	to	31.61%
2019	17	$2.81	to	$2.81	$47	—	0.00%	to	0.00%	31.43%	to	31.43%
2018	15	$2.14	to	$2.14	$31	—	0.00%	to	0.00%	(2.65%)	to	(2.65%)
2017	9	$2.20	to	$2.20	$20	—	0.00%	to	0.00%	32.69%	to	32.69%
CTIVP MFS Val, Cl 2
2021	67	$2.94	to	$2.94	$196	—	0.00%	to	0.00%	25.11%	to	25.11%
2020	65	$2.35	to	$2.35	$153	—	0.00%	to	0.00%	3.34%	to	3.34%
2019	78	$2.27	to	$2.27	$177	—	0.00%	to	0.00%	29.51%	to	29.51%
2018	67	$1.75	to	$1.75	$117	—	0.00%	to	0.00%	(10.24%)	to	(10.24%)
2017	53	$1.95	to	$1.95	$103	—	0.00%	to	0.00%	17.34%	to	17.34%
CTIVP MS Adv, Cl 2
2021	21	$4.37	to	$4.37	$90	—	0.00%	to	0.00%	(4.35%)	to	(4.35%)
2020	13	$4.57	to	$4.57	$59	—	0.00%	to	0.00%	75.49%	to	75.49%
2019	7	$2.60	to	$2.60	$19	—	0.00%	to	0.00%	26.86%	to	26.86%
2018	5	$2.05	to	$2.05	$11	—	0.00%	to	0.00%	2.62%	to	2.62%
2017	2	$2.00	to	$2.00	$3	—	0.00%	to	0.00%	32.23%	to	32.23%
CTIVP T Rowe Price LgCap Val, Cl 2
2021	40	$2.43	to	$2.43	$98	—	0.00%	to	0.00%	24.98%	to	24.98%
2020	29	$1.95	to	$1.95	$57	—	0.00%	to	0.00%	2.43%	to	2.43%
2019	14	$1.90	to	$1.90	$26	—	0.00%	to	0.00%	26.22%	to	26.22%
2018	2	$1.50	to	$1.50	$4	—	0.00%	to	0.00%	(9.52%)	to	(9.52%)
2017	1	$1.66	to	$1.66	$2	—	0.00%	to	0.00%	15.96%	to	15.96%
CTIVP TCW Core Plus Bond, Cl 2
2021	21	$1.25	to	$1.25	$26	1.16%	0.00%	to	0.00%	(1.41%)	to	(1.41%)
2020	18	$1.27	to	$1.27	$23	2.53%	0.00%	to	0.00%	8.67%	to	8.67%
2019	6	$1.17	to	$1.17	$7	2.83%	0.00%	to	0.00%	8.58%	to	8.58%
2018	8	$1.08	to	$1.08	$9	1.92%	0.00%	to	0.00%	(0.10%)	to	(0.10%)
2017	5	$1.08	to	$1.08	$6	1.05%	0.00%	to	0.00%	3.15%	to	3.15%

58	RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
CTIVP Vty Sycamore Estb Val, Cl 2
2021	128	$3.48	to	$3.48	$446	—	0.00%	to	0.00%	31.55%	to	31.55%
2020	130	$2.64	to	$2.64	$343	—	0.00%	to	0.00%	7.80%	to	7.80%
2019	103	$2.45	to	$2.45	$254	—	0.00%	to	0.00%	27.85%	to	27.85%
2018	71	$1.92	to	$1.92	$137	—	0.00%	to	0.00%	(10.20%)	to	(10.20%)
2017	43	$2.14	to	$2.14	$92	—	0.00%	to	0.00%	15.55%	to	15.55%
CTIVP Westfield Mid Cap Gro, Cl 2
2021	23	$3.47	to	$3.47	$81	—	0.00%	to	0.00%	16.41%	to	16.41%
2020	20	$2.98	to	$2.98	$61	—	0.00%	to	0.00%	27.18%	to	27.18%
2019	11	$2.35	to	$2.35	$25	—	0.00%	to	0.00%	41.80%	to	41.80%
2018	8	$1.65	to	$1.65	$14	—	0.00%	to	0.00%	(3.61%)	to	(3.61%)
2017	7	$1.72	to	$1.72	$13	—	0.00%	to	0.00%	22.65%	to	22.65%
Del Ivy VIP Asset Strategy, Cl II
2021	51	$1.58	to	$1.38	$74	1.32%	0.00%	to	0.90%	10.44%	to	9.45%
2020	94	$1.43	to	$1.26	$124	1.95%	0.00%	to	0.90%	13.88%	to	12.86%
2019	123	$1.26	to	$1.12	$142	2.46%	0.00%	to	0.90%	21.78%	to	20.69%
2018	94	$1.03	to	$0.93	$89	2.10%	0.00%	to	0.90%	(5.44%)	to	(6.29%)
2017	75	$1.09	to	$0.99	$76	1.53%	0.00%	to	0.90%	18.27%	to	17.22%
DWS Alt Asset Alloc VIP, Cl B
2021	202	$1.35	to	$1.18	$265	1.64%	0.00%	to	0.90%	12.35%	to	11.34%
2020	199	$1.20	to	$1.06	$233	2.37%	0.00%	to	0.90%	5.32%	to	4.38%
2019	186	$1.14	to	$1.02	$207	3.44%	0.00%	to	0.90%	14.35%	to	13.32%
2018	179	$1.00	to	$0.90	$174	1.73%	0.00%	to	0.90%	(9.35%)	to	(10.16%)
2017	150	$1.10	to	$1.00	$161	1.85%	0.00%	to	0.90%	7.01%	to	6.05%
Fid VIP Contrafund, Serv Cl 2
2021	1,514	$3.87	to	$3.83	$6,736	0.03%	0.00%	to	0.90%	27.51%	to	26.37%
2020	1,642	$3.04	to	$3.03	$5,736	0.08%	0.00%	to	0.90%	30.23%	to	29.07%
2019	1,819	$2.33	to	$2.35	$4,800	0.22%	0.00%	to	0.90%	31.28%	to	30.10%
2018	1,895	$1.78	to	$1.80	$3,835	0.44%	0.00%	to	0.90%	(6.64%)	to	(7.48%)
2017	1,893	$1.90	to	$1.95	$4,188	0.78%	0.00%	to	0.90%	21.59%	to	20.50%
Fid VIP Mid Cap, Serv Cl 2
2021	2,636	$3.00	to	$6.30	$6,271	0.37%	0.00%	to	0.90%	25.31%	to	24.18%
2020	2,664	$2.39	to	$5.08	$5,083	0.40%	0.00%	to	0.90%	17.87%	to	16.81%
2019	2,874	$2.03	to	$4.35	$4,711	0.66%	0.00%	to	0.90%	23.17%	to	22.07%
2018	3,181	$1.65	to	$3.56	$4,311	0.40%	0.00%	to	0.90%	(14.77%)	to	(15.54%)
2017	3,213	$1.93	to	$4.22	$5,288	0.49%	0.00%	to	0.90%	20.54%	to	19.46%
Fid VIP Strategic Inc, Serv Cl 2
2021	27	$1.42	to	$1.42	$38	2.59%	0.00%	to	0.00%	3.53%	to	3.53%
2020	23	$1.37	to	$1.37	$32	2.98%	0.00%	to	0.00%	7.16%	to	7.16%
2019	23	$1.28	to	$1.28	$29	3.71%	0.00%	to	0.00%	10.66%	to	10.66%
2018	15	$1.16	to	$1.16	$18	4.17%	0.00%	to	0.00%	(2.82%)	to	(2.82%)
2017	8	$1.19	to	$1.19	$10	4.13%	0.00%	to	0.00%	7.54%	to	7.54%
Frank Inc, Cl 2
2021	254	$1.67	to	$1.37	$361	4.67%	0.00%	to	0.90%	16.75%	to	15.71%
2020	252	$1.43	to	$1.18	$309	6.22%	0.00%	to	0.90%	0.69%	to	(0.21%)
2019	205	$1.42	to	$1.18	$245	4.95%	0.00%	to	0.90%	16.06%	to	15.02%
2018	152	$1.22	to	$1.03	$157	4.66%	0.00%	to	0.90%	(4.30%)	to	(5.17%)
2017	155	$1.28	to	$1.08	$168	4.10%	0.00%	to	0.90%	9.67%	to	8.69%
Frank Mutual Shares, Cl 2
2021	690	$2.06	to	$2.99	$1,850	2.89%	0.00%	to	0.90%	19.17%	to	18.10%
2020	705	$1.73	to	$2.53	$1,607	2.82%	0.00%	to	0.90%	(5.04%)	to	(5.89%)
2019	733	$1.82	to	$2.69	$1,796	1.82%	0.00%	to	0.90%	22.57%	to	21.47%
2018	788	$1.49	to	$2.21	$1,577	2.40%	0.00%	to	0.90%	(9.07%)	to	(9.89%)
2017	802	$1.63	to	$2.46	$1,763	2.26%	0.00%	to	0.90%	8.35%	to	7.38%

RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT	59

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Frank Sm Cap Val, Cl 2
2021	692	$2.82	to	$6.29	$3,092	1.00%	0.00%	to	0.90%	25.37%		to	24.24%
2020	683	$2.25	to	$5.06	$2,456	1.47%	0.00%	to	0.90%	5.19%		to	4.25%
2019	700	$2.14	to	$4.85	$2,441	1.05%	0.00%	to	0.90%	26.35%		to	25.22%
2018	746	$1.69	to	$3.88	$2,057	0.89%	0.00%	to	0.90%	(12.88%)		to	(13.66%)
2017	791	$1.94	to	$4.49	$2,560	0.52%	0.00%	to	0.90%	10.65%		to	9.66%
GS VIT Multi-Strategy Alt, Advisor
2021	41	$1.10	to	$1.02	$44	1.57%	0.00%	to	0.90%	4.66%		to	3.72%
2020	40	$1.05	to	$0.99	$40	1.77%	0.00%	to	0.90%	6.58%		to	5.62%
2019	42	$0.98	to	$0.94	$40	2.47%	0.00%	to	0.90%	8.60%		to	7.63%
2018	45	$0.91	to	$0.87	$40	2.17%	0.00%	to	0.90%	(7.09%)		to	(7.93%)
2017	49	$0.97	to	$0.94	$47	1.73%	0.00%	to	0.90%	5.14%		to	4.20%
Invesco VI Bal Risk Alloc, Ser II
2021	219	$1.60	to	$1.42	$322	3.01%	0.00%	to	0.90%	9.26%		to	8.28%
2020	207	$1.46	to	$1.31	$280	8.21%	0.00%	to	0.90%	9.99%		to	9.00%
2019	192	$1.33	to	$1.20	$239	—	0.00%	to	0.90%	14.88%		to	13.85%
2018	138	$1.16	to	$1.06	$151	1.26%	0.00%	to	0.90%	(6.71%)		to	(7.55%)
2017	152	$1.24	to	$1.14	$178	3.88%	0.00%	to	0.90%	9.83%		to	8.85%
Invesco VI Global, Ser II
2021	550	$3.20	to	$3.21	$2,195	—	0.00%	to	0.90%	15.17%		to	14.14%
2020	734	$2.77	to	$2.81	$2,338	0.47%	0.00%	to	0.90%	27.34%		to	26.20%
2019	691	$2.18	to	$2.23	$1,763	0.63%	0.00%	to	0.90%	31.45%		to	30.28%
2018	658	$1.66	to	$1.71	$1,307	0.74%	0.00%	to	0.90%	(13.39%)		to	(14.17%)
2017	625	$1.91	to	$1.99	$1,438	0.73%	0.00%	to	0.90%	36.32%		to	35.10%
Invesco VI Gbl Strat Inc, Ser II
2021	1,155	$1.19	to	$1.55	$1,772	4.30%	0.00%	to	0.90%	(3.56%)		to	(4.43%)
2020	1,150	$1.24	to	$1.63	$1,835	5.38%	0.00%	to	0.90%	2.99%		to	2.07%
2019	1,285	$1.20	to	$1.59	$2,030	3.31%	0.00%	to	0.90%	10.61%		to	9.61%
2018	1,252	$1.09	to	$1.45	$1,844	4.47%	0.00%	to	0.90%	(4.54%)		to	(5.40%)
2017	1,320	$1.14	to	$1.54	$2,060	2.00%	0.00%	to	0.90%	6.04%		to	5.09%
Invesco VI Mn St Sm Cap, Ser II
2021	508	$3.37	to	$3.37	$1,906	0.19%	0.00%	to	0.90%	22.26%		to	21.17%
2020	521	$2.76	to	$2.78	$1,566	0.38%	0.00%	to	0.90%	19.64%		to	18.56%
2019	519	$2.30	to	$2.35	$1,285	—	0.00%	to	0.90%	26.13%		to	25.00%
2018	526	$1.83	to	$1.88	$1,057	0.06%	0.00%	to	0.90%	(10.54%)		to	(11.34%)
2017	518	$2.04	to	$2.12	$1,185	0.64%	0.00%	to	0.90%	13.91%		to	12.89%
Janus Henderson VIT Bal, Serv
2021	38	$1.63	to	$1.63	$61	0.70%	0.00%	to	0.00%	16.91%		to	16.91%
2020	33	$1.39	to	$1.39	$46	1.84%	0.00%	to	0.00%	14.03%		to	14.03%
2019	12	$1.22	to	$1.22	$14	2.12%	0.00%	to	0.00%	22.27%		to	22.27%
2018	4	$1.00	to	$1.00	$4	1.10%	0.00%	to	0.00%	(0.29	%)(5)	to	(0.29	%)(5)
Janus Henderson VIT Flex Bd, Serv
2021	6	$1.31	to	$1.31	$8	1.72%	0.00%	to	0.00%	(1.11%)		to	(1.11%)
2020	4	$1.32	to	$1.32	$6	2.72%	0.00%	to	0.00%	10.25%		to	10.25%
2019	1	$1.20	to	$1.20	$1	2.96%	0.00%	to	0.00%	9.28%		to	9.28%
2018	1	$1.10	to	$1.10	$1	2.81%	0.00%	to	0.00%	(1.29%)		to	(1.29%)
2017	1	$1.11	to	$1.11	$2	2.60%	0.00%	to	0.00%	3.35%		to	3.35%
Janus Henderson VIT Res, Serv
2021	143	$4.12	to	$3.94	$697	0.02%	0.00%	to	0.90%	20.05%		to	18.97%
2020	152	$3.43	to	$3.31	$612	0.22%	0.00%	to	0.90%	32.58%		to	31.39%
2019	157	$2.59	to	$2.52	$481	0.30%	0.00%	to	0.90%	35.23%		to	34.01%
2018	193	$1.92	to	$1.88	$419	0.36%	0.00%	to	0.90%	(2.84%)		to	(3.71%)
2017	218	$1.97	to	$1.95	$493	0.25%	0.00%	to	0.90%	27.56%		to	26.42%
Lazard Ret Global Dyn MA, Serv
2021	20	$1.69	to	$1.43	$30	2.76%	0.00%	to	0.90%	11.94%		to	10.93%
2020	30	$1.51	to	$1.29	$40	0.53%	0.00%	to	0.90%	0.81%		to	(0.10%)
2019	52	$1.50	to	$1.29	$68	0.04%	0.00%	to	0.90%	17.79%		to	16.73%
2018	73	$1.27	to	$1.11	$83	1.44%	0.00%	to	0.90%	(6.57%)		to	(7.41%)
2017	60	$1.36	to	$1.20	$73	—	0.00%	to	0.90%	20.53%		to	19.45%

60	RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
MFS Utilities, Serv Cl
2021	328	$2.20	to	$6.17	$1,163	1.54%	0.00%	to	0.90%	13.82%	to	12.80%
2020	340	$1.94	to	$5.47	$1,083	2.17%	0.00%	to	0.90%	5.62%	to	4.67%
2019	355	$1.83	to	$5.23	$1,175	3.74%	0.00%	to	0.90%	24.80%	to	23.68%
2018	460	$1.47	to	$4.22	$1,190	0.84%	0.00%	to	0.90%	0.81%	to	(0.10%)
2017	511	$1.46	to	$4.23	$1,348	4.02%	0.00%	to	0.90%	14.49%	to	13.47%
MS VIF Dis, Cl II
2021	183	$5.87	to	$6.15	$1,519	—	0.00%	to	0.90%	(11.19%)	to	(11.99%)
2020	266	$6.61	to	$6.98	$2,293	—	0.00%	to	0.90%	152.04%	to	149.79%
2019	204	$2.62	to	$2.80	$669	—	0.00%	to	0.90%	39.97%	to	38.71%
2018	198	$1.88	to	$2.02	$442	—	0.00%	to	0.90%	10.53%	to	9.53%
2017	154	$1.70	to	$1.84	$323	—	0.00%	to	0.90%	38.60%	to	37.36%
NB AMT Sus Eq, Cl S
2021	7	$3.36	to	$3.36	$24	0.19%	0.00%	to	0.00%	23.16%	to	23.16%
2020	4	$2.73	to	$2.73	$11	0.36%	0.00%	to	0.00%	19.28%	to	19.28%
2019	2	$2.29	to	$2.29	$5	0.29%	0.00%	to	0.00%	25.58%	to	25.58%
2018	2	$1.82	to	$1.82	$4	0.15%	0.00%	to	0.00%	(5.94%)	to	(5.94%)
2017	5	$1.94	to	$1.94	$9	0.32%	0.00%	to	0.00%	18.11%	to	18.11%
NB AMT US Eq Index PW Strat, Cl S
2021	23	$1.37	to	$1.28	$31	0.36%	0.00%	to	0.90%	17.94%	to	16.89%
2020	16	$1.16	to	$1.09	$19	0.90%	0.00%	to	0.90%	8.26%	to	7.29%
2019	10	$1.07	to	$1.02	$11	0.17%	0.00%	to	0.90%	15.26%	to	14.22%
2018	9	$0.93	to	$0.89	$9	—	0.00%	to	0.90%	(6.78%)	to	(7.62%)
2017	13	$1.00	to	$0.97	$13	—	0.00%	to	0.90%	6.68%	to	5.73%
PIMCO VIT All Asset, Advisor Cl
2021	384	$1.58	to	$1.94	$820	11.21%	0.00%	to	0.90%	16.04%	to	15.00%
2020	649	$1.36	to	$1.68	$1,123	4.83%	0.00%	to	0.90%	7.91%	to	6.94%
2019	667	$1.26	to	$1.57	$1,083	2.81%	0.00%	to	0.90%	11.74%	to	10.74%
2018	719	$1.13	to	$1.42	$1,055	3.04%	0.00%	to	0.90%	(5.45%)	to	(6.30%)
2017	745	$1.19	to	$1.52	$1,183	4.52%	0.00%	to	0.90%	13.38%	to	12.36%
PIMCO VIT Glb Man As Alloc, Adv Cl
2021	4	$1.66	to	$1.66	$7	2.31%	0.00%	to	0.00%	12.60%	to	12.60%
2020	4	$1.48	to	$1.48	$6	7.85%	0.00%	to	0.00%	16.71%	to	16.71%
2019	3	$1.26	to	$1.26	$4	2.13%	0.00%	to	0.00%	16.96%	to	16.96%
2018	3	$1.08	to	$1.08	$3	1.60%	0.00%	to	0.00%	(5.61%)	to	(5.61%)
2017	3	$1.15	to	$1.15	$3	2.18%	0.00%	to	0.00%	13.99%	to	13.99%
PIMCO VIT Tot Return, Advisor Cl
2021	349	$1.29	to	$1.18	$426	1.73%	0.00%	to	0.90%	(1.37%)	to	(2.25%)
2020	237	$1.31	to	$1.21	$297	2.02%	0.00%	to	0.90%	8.54%	to	7.57%
2019	221	$1.21	to	$1.12	$256	2.86%	0.00%	to	0.90%	8.25%	to	7.28%
2018	118	$1.11	to	$1.05	$132	2.38%	0.00%	to	0.90%	(0.63%)	to	(1.53%)
2017	159	$1.12	to	$1.06	$177	1.93%	0.00%	to	0.90%	4.81%	to	3.87%
Temp Global Bond, Cl 2
2021	206	$0.98	to	$0.87	$187	—	0.00%	to	0.90%	(4.99%)	to	(5.84%)
2020	209	$1.03	to	$0.92	$200	8.55%	0.00%	to	0.90%	(5.28%)	to	(6.13%)
2019	200	$1.08	to	$0.98	$201	6.87%	0.00%	to	0.90%	2.01%	to	1.10%
2018	176	$1.06	to	$0.97	$174	—	0.00%	to	0.90%	1.94%	to	1.02%
2017	167	$1.04	to	$0.96	$163	—	0.00%	to	0.90%	1.93%	to	1.01%
VanEck VIP Global Gold, Cl S
2021	110	$1.42	to	$1.25	$145	11.22%	0.00%	to	0.90%	(14.01%)	to	(14.78%)
2020	92	$1.65	to	$1.46	$142	1.78%	0.00%	to	0.90%	38.62%	to	37.38%
2019	190	$1.19	to	$1.07	$210	—	0.00%	to	0.90%	38.75%	to	37.50%
2018	229	$0.86	to	$0.78	$183	2.92%	0.00%	to	0.90%	(15.70%)	to	(16.46%)
2017	177	$1.02	to	$0.93	$169	3.05%	0.00%	to	0.90%	11.63%	to	10.63%
VP Aggr, Cl 2
2021	10,581	$2.38	to	$2.64	$25,283	—	0.00%	to	0.90%	15.76%	to	14.72%
2020	10,139	$2.05	to	$2.30	$21,679	—	0.00%	to	0.90%	14.99%	to	13.96%
2019	9,514	$1.78	to	$2.02	$17,831	—	0.00%	to	0.90%	21.59%	to	20.50%
2018	9,422	$1.47	to	$1.67	$14,705	—	0.00%	to	0.90%	(8.58%)	to	(9.41%)
2017	8,849	$1.61	to	$1.85	$15,109	—	0.00%	to	0.90%	18.91%	to	17.85%

RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT	61

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP Conserv, Cl 2
2021	417	$1.45	to	$1.51	$633	—	0.00%	to	0.90%	2.82%	to	1.89%
2020	579	$1.41	to	$1.48	$876	—	0.00%	to	0.90%	9.30%	to	8.32%
2019	457	$1.29	to	$1.37	$628	—	0.00%	to	0.90%	10.75%	to	9.76%
2018	422	$1.16	to	$1.25	$528	—	0.00%	to	0.90%	(2.95%)	to	(3.82%)
2017	431	$1.20	to	$1.30	$562	—	0.00%	to	0.90%	7.42%	to	6.46%
VP Man Vol Conserv, Cl 2
2021	111	$1.35	to	$1.26	$143	—	0.00%	to	0.90%	2.63%	to	1.71%
2020	92	$1.31	to	$1.24	$117	—	0.00%	to	0.90%	8.12%	to	7.15%
2019	21	$1.21	to	$1.16	$25	—	0.00%	to	0.90%	11.92%	to	10.91%
2018	15	$1.09	to	$1.04	$16	—	0.00%	to	0.90%	(2.58%)	to	(3.46%)
2017	36	$1.11	to	$1.08	$39	—	0.00%	to	0.90%	7.89%	to	6.92%
VP Man Vol Conserv Gro, Cl 2
2021	127	$1.43	to	$1.34	$175	—	0.00%	to	0.90%	5.45%	to	4.51%
2020	124	$1.36	to	$1.28	$163	—	0.00%	to	0.90%	9.15%	to	8.17%
2019	40	$1.24	to	$1.18	$48	—	0.00%	to	0.90%	14.00%	to	12.97%
2018	56	$1.09	to	$1.05	$59	—	0.00%	to	0.90%	(4.30%)	to	(5.16%)
2017	11	$1.14	to	$1.10	$13	—	0.00%	to	0.90%	11.19%	to	10.20%
VP Man Vol Gro, Cl 2
2021	1,487	$1.61	to	$1.51	$2,346	—	0.00%	to	0.90%	11.89%	to	10.89%
2020	1,439	$1.44	to	$1.36	$2,035	—	0.00%	to	0.90%	11.30%	to	10.30%
2019	1,434	$1.30	to	$1.23	$1,827	—	0.00%	to	0.90%	18.26%	to	17.20%
2018	1,368	$1.10	to	$1.05	$1,478	—	0.00%	to	0.90%	(7.73%)	to	(8.56%)
2017	1,339	$1.19	to	$1.15	$1,548	—	0.00%	to	0.90%	17.48%	to	16.43%
VP Man Vol Mod Gro, Cl 2
2021	1,436	$1.53	to	$1.43	$2,147	—	0.00%	to	0.90%	8.70%	to	7.72%
2020	1,279	$1.41	to	$1.33	$1,765	—	0.00%	to	0.90%	10.37%	to	9.38%
2019	1,304	$1.28	to	$1.22	$1,635	—	0.00%	to	0.90%	16.17%	to	15.13%
2018	1,291	$1.10	to	$1.06	$1,397	—	0.00%	to	0.90%	(5.85%)	to	(6.70%)
2017	835	$1.17	to	$1.13	$965	—	0.00%	to	0.90%	14.34%	to	13.32%
VP Mod, Cl 2
2021	15,164	$1.87	to	$2.05	$30,374	—	0.00%	to	0.90%	9.00%	to	8.03%
2020	15,047	$1.72	to	$1.90	$28,331	—	0.00%	to	0.90%	12.86%	to	11.85%
2019	15,836	$1.52	to	$1.69	$26,566	—	0.00%	to	0.90%	16.13%	to	15.09%
2018	16,008	$1.31	to	$1.47	$23,208	—	0.00%	to	0.90%	(5.57%)	to	(6.42%)
2017	16,763	$1.39	to	$1.57	$25,948	—	0.00%	to	0.90%	13.22%	to	12.21%
VP Mod Aggr, Cl 2
2021	20,138	$2.11	to	$2.33	$44,693	—	0.00%	to	0.90%	12.31%	to	11.30%
2020	20,342	$1.88	to	$2.10	$40,777	—	0.00%	to	0.90%	14.03%	to	13.01%
2019	20,092	$1.65	to	$1.85	$35,918	—	0.00%	to	0.90%	18.71%	to	17.65%
2018	20,043	$1.39	to	$1.58	$30,499	—	0.00%	to	0.90%	(7.03%)	to	(7.87%)
2017	19,479	$1.49	to	$1.71	$32,059	—	0.00%	to	0.90%	16.15%	to	15.11%
VP Mod Conserv, Cl 2
2021	1,425	$1.64	to	$1.76	$2,570	—	0.00%	to	0.90%	5.74%	to	4.79%
2020	1,396	$1.56	to	$1.68	$2,378	—	0.00%	to	0.90%	11.00%	to	10.01%
2019	1,357	$1.40	to	$1.52	$2,077	—	0.00%	to	0.90%	13.51%	to	12.50%
2018	1,598	$1.23	to	$1.35	$2,168	—	0.00%	to	0.90%	(4.12%)	to	(4.99%)
2017	1,663	$1.29	to	$1.43	$2,383	—	0.00%	to	0.90%	10.01%	to	9.02%
VP Ptnrs Core Bond, Cl 2
2021	3	$1.25	to	$1.25	$4	1.19%	0.00%	to	0.00%	(1.41%)	to	(1.41%)
2020	3	$1.27	to	$1.27	$3	2.22%	0.00%	to	0.00%	7.97%	to	7.97%
2019	4	$1.18	to	$1.18	$4	2.14%	0.00%	to	0.00%	8.39%	to	8.39%
2018	2	$1.09	to	$1.09	$3	2.29%	0.00%	to	0.00%	(0.35%)	to	(0.35%)
2017	2	$1.09	to	$1.09	$2	2.36%	0.00%	to	0.00%	3.34%	to	3.34%
VP Ptnrs Core Eq, Cl 2
2021	0	$3.26	to	$3.26	$1	—	0.00%	to	0.00%	29.18%	to	29.18%
2020	0	$2.52	to	$2.52	$1	—	0.00%	to	0.00%	16.73%	to	16.73%
2019	0	$2.16	to	$2.16	$0	—	0.00%	to	0.00%	26.20%	to	26.20%
2018	0	$1.71	to	$1.71	$1	—	0.00%	to	0.00%	(8.20%)	to	(8.20%)
2017	0	$1.86	to	$1.86	$0	—	0.00%	to	0.00%	20.12%	to	20.12%

62	RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP Ptnrs Intl Core Eq, Cl 2
2021	23	$1.72	to	$1.72	$40	1.81%	0.00%	to	0.00%	13.18%	to	13.18%
2020	27	$1.52	to	$1.52	$41	0.20%	0.00%	to	0.00%	10.96%	to	10.96%
2019	24	$1.37	to	$1.37	$32	2.48%	0.00%	to	0.00%	18.41%	to	18.41%
2018	18	$1.15	to	$1.15	$21	2.02%	0.00%	to	0.00%	(16.69%)	to	(16.69%)
2017	17	$1.39	to	$1.39	$23	1.79%	0.00%	to	0.00%	22.14%	to	22.14%
VP Ptnrs Intl Gro, Cl 2
2021	134	$1.99	to	$1.99	$268	—	0.00%	to	0.00%	10.33%	to	10.33%
2020	119	$1.81	to	$1.81	$215	0.08%	0.00%	to	0.00%	22.30%	to	22.30%
2019	110	$1.48	to	$1.48	$163	0.89%	0.00%	to	0.00%	26.36%	to	26.36%
2018	88	$1.17	to	$1.17	$103	0.85%	0.00%	to	0.00%	(19.10%)	to	(19.10%)
2017	72	$1.45	to	$1.45	$105	0.53%	0.00%	to	0.00%	26.56%	to	26.56%
VP Ptnrs Intl Val, Cl 2
2021	62	$1.45	to	$1.45	$90	1.99%	0.00%	to	0.00%	11.64%	to	11.64%
2020	59	$1.30	to	$1.30	$76	0.80%	0.00%	to	0.00%	(4.14%)	to	(4.14%)
2019	53	$1.35	to	$1.35	$71	3.55%	0.00%	to	0.00%	13.20%	to	13.20%
2018	45	$1.19	to	$1.19	$54	2.73%	0.00%	to	0.00%	(17.48%)	to	(17.48%)
2017	17	$1.45	to	$1.45	$25	1.88%	0.00%	to	0.00%	25.02%	to	25.02%
VP Ptnrs Sm Cap Gro, Cl 2
2021	12	$2.80	to	$2.80	$34	—	0.00%	to	0.00%	8.02%	to	8.02%
2020	24	$2.59	to	$2.59	$62	—	0.00%	to	0.00%	38.43%	to	38.43%
2019	16	$1.87	to	$1.87	$30	—	0.00%	to	0.00%	20.95%	to	20.95%
2018	6	$1.55	to	$1.55	$9	—	0.00%	to	0.00%	(4.88%)	to	(4.88%)
2017	7	$1.62	to	$1.62	$11	—	0.00%	to	0.00%	18.49%	to	18.49%
VP Ptnrs Sm Cap Val, Cl 2
2021	3	$2.28	to	$2.28	$6	—	0.00%	to	0.00%	23.75%	to	23.75%
2020	3	$1.84	to	$1.84	$5	—	0.00%	to	0.00%	3.99%	to	3.99%
2019	2	$1.77	to	$1.77	$4	—	0.00%	to	0.00%	19.53%	to	19.53%
2018	2	$1.48	to	$1.48	$3	—	0.00%	to	0.00%	(13.72%)	to	(13.72%)
2017	2	$1.72	to	$1.72	$4	—	0.00%	to	0.00%	6.88%	to	6.88%
WA Var Global Hi Yd Bond, Cl II
2021	7	$1.40	to	$1.40	$10	5.04%	0.00%	to	0.00%	1.04%	to	1.04%
2020	3	$1.39	to	$1.39	$5	4.14%	0.00%	to	0.00%	7.12%	to	7.12%
2019	3	$1.30	to	$1.30	$3	5.57%	0.00%	to	0.00%	14.01%	to	14.01%
2018	2	$1.14	to	$1.14	$2	5.69%	0.00%	to	0.00%	(4.16%)	to	(4.16%)
2017	1	$1.19	to	$1.19	$2	6.42%	0.00%	to	0.00%	8.43%	to	8.43%

(1)	The accumulation unit values and total returns are presented as a range of values based on the life insurance policies with the lowest and highest expense ratios.
(2)

These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. These ratios are annualized for periods less than one year.

(3)

These ratios represent the annualized policy expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(4)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Although the total return is presented as a range of values based on the subaccounts representing the lowest and highest expense ratios, some individual subaccount total returns are not within the ranges presented due to the introduction of new subaccounts during the year and other market factors.

(5)	New subaccount operations commenced on April 27, 2018.

RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 / RIVERSOURCE VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT	63

REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK:

Opinion

We have audited the accompanying financial statements of RiverSource Life Insurance Co. of New York (the “Company”), which comprise the balance sheets as of December 31, 2021 and 2020, and the related statements of income, comprehensive income, shareholder’s equity and cash flows for each of the three years then ended, including the related notes (collectively referred to as the “financial statements”).

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/  PricewaterhouseCoopers LLP

Minneapolis, Minnesota

April 21, 2022

RiverSource Life Insurance Co. of New York

BALANCE SHEETS

(in thousands, except share amounts)

December 31,	2021	2020
Assets
Investments:
Available-for-Sale:
Fixed maturities, at fair value (amortized cost: 2021, $1,710,400; 2020, $1,680,340, allowance for credit losses: 2021, nil; 2020, $739)	$1,840,154	$1,873,639
Mortgage loans, at amortized cost (allowance for credit losses: 2021, $859; 2020, $2,075)	155,720	166,845
Policy loans	52,068	48,712
Other investments	512	484
Total investments	2,048,454	2,089,680
Cash and cash equivalents	370,237	262,009
Reinsurance recoverables (allowance for credit losses: 2021, $5,400; 2020, $4,800)	184,971	185,087
Other receivables	13,830	8,250
Accrued investment income	13,440	13,653
Deferred acquisition costs	175,258	162,650
Other assets	411,394	324,757
Separate account assets	5,432,261	5,122,397
Total assets	$8,649,845	$8,168,483

Liabilities and Shareholder’s Equity
Liabilities:
Policyholder account balances, future policy benefits and claims	$2,106,471	$2,169,010
Other liabilities	551,780	346,842
Separate account liabilities	5,432,261	5,122,397
Total liabilities	8,090,512	7,638,249
Shareholder’s Equity:
Common stock, $10 par value; 200,000 shares authorized, issued and outstanding	2,000	2,000
Additional paid-in capital	106,926	106,926
Retained earnings	420,377	350,273
Accumulated other comprehensive income, net of tax	30,030	71,035
Total shareholder’s equity	559,333	530,234
Total liabilities and shareholder’s equity	$8,649,845	$8,168,483

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENTS OF INCOME

(in thousands)

Years Ended December 31,	2021	2020	2019
Revenues
Premiums	$15,416	$17,699	$21,052
Net investment income	65,369	70,451	75,807
Policy and contract charges	139,659	123,702	121,572
Other revenues	27,360	24,526	23,990
Net realized investment gains (losses)	11,580	(346)	(1,035)
Total revenues	259,384	236,032	241,386

Benefits and Expenses
Benefits, claims, losses and settlement expenses	84,589	83,691	75,842
Interest credited to fixed accounts	47,165	49,171	49,390
Amortization of deferred acquisition costs	6,296	18,276	10,892
Other insurance and operating expenses	35,838	35,551	37,170
Total benefits and expenses	173,888	186,689	173,294
Pretax income (loss)	85,496	49,343	68,092
Income tax provision (benefit)	15,392	7,671	8,993
Net income	$70,104	$41,672	$59,099

See Notes to Financial Statements.

STATEMENTS OF COMPREHENSIVE INCOME

(in thousands)

Years Ended December 31,	2021	2020	2019

Net income	$70,104	$41,672	$59,099
Other comprehensive income (loss), net of tax:
Net unrealized gains (losses) on securities	(41,005)	25,508	45,957
Total other comprehensive income (loss), net of tax	(41,005)	25,508	45,957
Total comprehensive income	$29,099	$67,180	$105,056

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENTS OF SHAREHOLDER’S EQUITY

(in thousands)

	Common Stock	Additional Paid-In Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total
Balances at January 1, 2019	$2,000	$106,926	$295,481	$(430)	$403,977
Cumulative effect of adoption of premium amortization on purchased callable debt securities guidance	—	—	(150)	—	(150)
Net income	—	—	59,099	—	59,099
Other comprehensive income (loss), net of tax	—	—	—	45,957	45,957
Cash dividends to RiverSource Life Insurance Company	—	—	(43,000)	—	(43,000)

Balances at December 31, 2019	2,000	106,926	311,430	45,527	465,883
Cumulative effect of adoption of current expected credit losses guidance	—	—	(2,829)	—	(2,829)
Net income	—	—	41,672	—	41,672
Other comprehensive income (loss), net of tax	—	—	—	25,508	25,508

Balances at December 31, 2020	2,000	106,926	350,273	71,035	530,234
Net income	—	—	70,104	—	70,104
Other comprehensive income (loss), net of tax	—	—	—	(41,005)	(41,005)
Balances at December 31, 2021	$2,000	$106,926	$420,377	$30,030	$559,333

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENTS OF CASH FLOWS

(in thousands)

Years Ended December 31,	2021	2020	2019
Cash Flows from Operating Activities
Net income	$70,104	$41,672	$59,099
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation, amortization and accretion, net	2,903	1,575	952
Deferred income tax (benefit) expense	(7,895)	(10,626)	(8,503)
Contractholder and policyholder charges, non-cash	(26,825)	(26,308)	(25,518)
(Gain) Loss from equity method investments	(44)	(53)	(57)
Net realized investment (gains) losses	(11,901)	(1,350)	(22)
Impairments and provision for loan losses	321	1,696	1,054
Change in operating assets and liabilities:
Deferred acquisition costs	(8,743)	3,739	(8,170)
Policyholder account balances, future policy benefits and claims, net	(41,807)	115,496	39,172
Derivatives, net of collateral	93,328	(34,858)	(27,855)
Reinsurance recoverables	(265)	(8,659)	(9,332)
Other receivables	(5,580)	(237)	(682)
Accrued investment income	213	(593)	1,819
Current income tax, net	(19,210)	19,086	2,495
Other, net	10,712	3,676	3,257
Net cash provided by (used in) operating activities	55,311	104,256	27,709

Cash Flows from Investing Activities
Available-for-Sale securities:
Proceeds from sales	15,898	6,109	8,752
Maturities, sinking fund payments and calls	322,473	208,944	227,635
Purchases	(361,731)	(329,029)	(147,680)
Proceeds from maturities and repayments of mortgage loans	18,041	18,508	16,829
Funding of mortgage loans	(5,700)	(23,585)	(23,650)
Net proceeds from sales of other investments	47	3	—
Purchase of other investments	(9)	(9)	8
Change in policy loans, net	(3,356)	621	445
Net cash provided by (used in) investing activities	(14,337)	(118,438)	82,339

Cash Flows from Financing Activities
Policyholder account balances:
Deposits and other additions	119,937	121,283	138,744
Net transfers from (to) separate accounts	(13,581)	(239)	(2,793)
Surrenders and other benefits	(91,215)	(86,335)	(113,264)
Proceeds from line of credit with Ameriprise Financial, Inc.	5,800	6,000	2,500
Repayments to Ameriprise Financial, Inc. on line of credit	(5,800)	(6,000)	(2,500)
Cash received from purchased options with deferred premiums	53,361	—	42,423
Cash paid for purchased options with deferred premiums	(1,248)	(7,638)	(16,812)
Cash dividends to RiverSource Life Insurance Company	—	—	(43,000)
Net cash provided by (used in) financing activities	67,254	27,071	5,298
Net increase (decrease) in cash and cash equivalents	108,228	12,889	115,346
Cash and cash equivalents at beginning of period	262,009	249,120	133,774
Cash and cash equivalents at end of period	$370,237	$262,009	$249,120
Supplemental Disclosures:
Income taxes paid (received), net	$42,497	$(790)	$14,965

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

NOTES TO FINANCIAL STATEMENTS

1.  NATURE OF BUSINESS AND BASIS OF PRESENTATION

RiverSource Life Insurance Co. of New York (the “Company”) is a stock life insurance company which is domiciled and holds a Certificate of Authority in the State of New York. The Company is a wholly owned subsidiary of RiverSource Life Insurance Company (“RiverSource Life”), which is domiciled in Minnesota. RiverSource Life is a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”). The Company issues insurance and annuity products to customers in the State of New York.

The accompanying financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) which vary in certain respects from reporting practices prescribed or permitted by the New York State Department of Financial Services (“New York Department”) (the Company’s primary regulator) as described in Note 14.

The Company evaluated events or transactions that may have occurred after the balance sheet date for potential recognition or disclosure through April 21, 2022, the date the financial statements were issued. No subsequent events or transactions requiring recognition or disclosure were identified.

The Company’s principal products are variable annuities, universal life (“UL”) insurance, including indexed universal life (“IUL”) and variable universal life (“VUL”) insurance which are issued primarily to individuals. Waiver of premium and accidental death benefit riders are generally available with UL products, in addition to other benefit riders. Variable annuity contract purchasers can choose to add optional benefit riders to their contracts, such as guaranteed minimum death benefit (“GMDB”), guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum accumulation benefit (“GMAB”) riders. During 2021, the Company made the decision to discontinue new sales of substantially all of its variable annuities with living benefit guarantees at the end of 2021, with a full exit by mid-2022. As the Company continues to optimize its risk profile and shift its business mix to lower risk offerings, it has discontinued new sales of its UL insurance with secondary guarantees.

The Company also offers immediate annuities, traditional life insurance and disability income (“DI”) insurance. In 2020, the Company discontinued sales of fixed deferred annuities.

The Company’s business is sold through the advisor network of Ameriprise Financial Services, LLC (“AFS”), a subsidiary of Ameriprise Financial. RiverSource Distributors, Inc., a subsidiary of Ameriprise Financial, serves as the principal underwriter and distributor of variable annuity and life insurance products issued by the Company.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Company adopted accounting standard, Financial Instruments — Credit Losses — Measurement of Credit Losses on Financial Instruments, on January 1, 2020. The significant accounting policies for Available-for-Sale Securities, Financing Receivables, and Reinsurance were updated as a result of adopting the new accounting standard.

Amounts Based on Estimates and Assumptions

Accounting estimates are an integral part of the financial statements. In part, they are based upon assumptions concerning future events. Among the more significant are those that relate to investment securities valuation and the recognition of credit losses or impairments, deferred acquisition costs (“DAC”) and the corresponding recognition of DAC amortization, valuation of derivative instruments, future policy benefits and claims reserves and income taxes and the recognition of deferred tax assets and liabilities. These accounting estimates reflect the best judgment of management and actual results could differ.

Investments

Available-for-Sale Securities

Available-for-Sale securities are carried at fair value with unrealized gains (losses) recorded in accumulated other comprehensive income (“AOCI”), net of impacts to DAC, deferred sales inducement costs (“DSIC”), unearned revenue, benefit reserves, reinsurance recoverables and income taxes. Gains and losses are recognized on a trade date basis in the Statements of Income upon disposition of the securities.

Available-for-Sale securities are impaired when the fair value of an investment is less than its amortized cost. When an Available-for-Sale security is impaired, the Company first assesses whether or not: (i) it has the intent to sell the security (made a decision to sell) or (ii) it is more likely than not that the Company will be required to sell the security before its anticipated recovery. If either of these conditions exist, the Company recognizes an impairment by reducing the book value of the security for the difference between the investment’s amortized cost and its fair value with a corresponding charge to earnings. Subsequent increases in the fair value of Available-for-Sale securities that occur in periods after a write-down has occurred are recorded as unrealized gains in other comprehensive income (“OCI”), while subsequent decreases in fair value would continue to be recorded as reductions of book value with a charge to earnings.

For securities that do not meet the above criteria, the Company determines whether the decrease in fair value is due to a credit loss or due to other factors. The amount of impairment due to credit-related factors, if any, is recognized as an allowance for

RiverSource Life Insurance Co. of New York

credit losses with a related charge to net realized investment gains (losses). The allowance for credit losses is limited to the amount by which the security’s amortized cost basis exceeds its fair value. The amount of the impairment related to other factors is recognized in OCI.

Factors the Company considers in determining whether declines in the fair value of fixed maturity securities are due to credit-related factors include: (i) the extent to which the market value is below amortized cost; (ii) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer; and (iii) market events that could impact credit ratings, economic and business climate, litigation and government actions, and similar external business factors.

If through subsequent evaluation there is a sustained increase in cash flows expected, both the allowance and related charge to earnings may be reversed to reflect the increase in expected principal and interest payments. However, for Available-for-Sale securities that recognized an impairment prior to January 1, 2020 by reducing the book value of the security, the difference between the new amortized cost basis and the improved cash flows expected to be collected is accreted as interest income.

In order to determine the amount of the credit loss component for corporate debt securities, a best estimate of the present value of cash flows expected to be collected discounted at the security’s effective interest rate is compared to the amortized cost basis of the security. The significant inputs to cash flow projections consider potential debt restructuring terms, projected cash flows available to pay creditors and the Company’s position in the debtor’s overall capital structure. When assessing potential credit-related impairments for structured investments (e.g., residential mortgage backed securities, commercial mortgage backed securities and asset backed securities), the Company also considers credit-related factors such as overall deal structure and its position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections.

Management has elected to exclude accrued interest in its measurement of the allowance for credit losses for Available-for-Sale securities. Accrued interest on Available-for-Sale securities is recorded as earned in Accrued investment income. Available-for-Sale securities are placed on nonaccrual status when the accrued balance becomes 90 days past due or earlier based on management’s evaluation of the facts and circumstances of each security under review. All previously accrued interest is reversed through Net investment income.

Financing Receivables

Financing receivables are comprised of mortgage loans and policy loans.

Mortgage Loans

Mortgage loans are loans on commercial properties that are originated by the Company and are recorded at amortized cost less the allowance for loan losses.

Interest income is accrued as earned on the unpaid principal balances of the loans. Interest income recognized on mortgage loans is recorded in Net investment income.

Policy Loans

Policy loans do not exceed the cash surrender value at origination. As there is minimal risk of loss related to policy loans, there is no allowance for credit losses.

Interest income is accrued as earned on the unpaid principal balances of the loans. Interest income recognized on policy loans is recorded in Net investment income.

Allowance for Credit Losses

The allowance for credit losses is a valuation account that is deducted from the amortized cost basis of the financial assets to present the net amount expected to be collected over the asset’s expected life, considering past events, current conditions and reasonable and supportable forecasts of future economic conditions. Prior to January 1, 2020, the allowance for credit losses was based on an incurred loss model that did not require estimating expected credit losses over the expected life of the asset. Estimates of expected credit losses consider both historical charge-off and recovery experience as well as current economic conditions and management’s expectation of future charge-off and recovery levels. Expected losses related to risks other than credit risk are excluded from the allowance for credit losses. The allowance for credit losses is measured and recorded upon initial recognition of the loan, regardless of whether it is originated or purchased.

The allowance for credit losses for mortgage loans utilizes a probability of default and loss severity approach to estimate lifetime expected credit losses. Actual historical default and loss severity data is adjusted for current conditions and reasonable and supportable forecasts of future economic conditions to develop the probability of default and loss severity assumptions that are applied to the amortized cost basis of the loans over the expected life of each portfolio. The allowance for credit losses on mortgage loans is recorded through provisions charged to Net realized investment gains (losses) and is reduced/increased by net charge-offs/recoveries.

Management determines the adequacy of the allowance for credit losses based on the overall loan portfolio composition, recent and historical loss experience, and other pertinent factors, including when applicable, internal risk ratings, loan-to-value (“LTV”)

RiverSource Life Insurance Co. of New York

ratios and occupancy rates, along with reasonable and supportable forecasts of economic and market conditions. This evaluation is inherently subjective as it requires estimates, which may be susceptible to significant change. While the Company may attribute portions of the allowance to specific loan pools as part of the allowance estimation process, the entire allowance is available to absorb losses expected over the life of the loan portfolio.

Nonaccrual Loans

Mortgage loans are placed on nonaccrual status when either the collection of interest or principal has become 90 days past due or is otherwise considered doubtful of collection. When a loan is placed on nonaccrual status, unpaid accrued interest is reversed. Interest payments received on loans on nonaccrual status are generally applied to principal unless the remaining principal balance has been determined to be fully collectible. Management has elected to exclude accrued interest in its measurement of the allowance for credit losses for mortgage loans.

Restructured Loans

A loan is classified as a restructured loan when the Company makes certain concessionary modifications to contractual terms for borrowers experiencing financial difficulties. When the interest rate, minimum payments, and/or due dates have been modified in an attempt to make the loan more affordable to a borrower experiencing financial difficulties, the modification is considered a troubled debt restructuring. Modifications to loan terms do not automatically result in troubled debt restructurings (“TDRs”). Per the Interagency Statement on Loan Modifications and Reporting for Financial Institutions Working with Customers Affected by the Coronavirus, modifications made on a good faith basis in response to the coronavirus disease 2019 (“COVID-19”) pandemic to borrowers who were not more than 30 days past due as of December 31, 2019, such as payment deferrals, extensions of repayment terms, fee waivers, or delays in payment that are not significant to the unpaid principal value of the loan, are not considered TDRs. Generally, performance prior to the restructuring or significant events that coincide with the restructuring are considered in assessing whether the borrower can meet the new terms which may result in the loan being returned to accrual status at the time of the restructuring or after a performance period. If the borrower’s ability to meet the revised payment schedule is not reasonably assured, the loan remains on nonaccrual status.

Charge-off and Foreclosure

Charge-offs are recorded when the Company concludes that all or a portion of the mortgage loan is uncollectible. Factors used by the Company to determine whether all amounts due on mortgage loans will be collected, include but are not limited to, the financial condition of the borrower, performance of the underlying properties, collateral and/or guarantees on the loan, and the borrower’s estimated future ability to pay based on property type and geographic location.

If it is determined that foreclosure on a mortgage loan is probable and the fair value is less than the current loan balance, expected credit losses are measured as the difference between the amortized cost basis of the asset and fair value less estimated selling costs. Upon foreclosure, the mortgage loan and related allowance are reversed, and the foreclosed property is recorded as real estate owned within Other assets.

Cash and Cash Equivalents

Cash equivalents include highly liquid investments with original or remaining maturities at the time of purchase of 90 days or less.

Reinsurance

The Company cedes insurance risk to other insurers under reinsurance agreements.

Reinsurance premiums paid and benefits received are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Reinsurance premiums for traditional life, long term care (“LTC”) and DI, net of the change in any prepaid reinsurance asset, are reported as a reduction of Premiums. UL and VUL reinsurance premiums are reported as a reduction of Policy and contract charges. In addition, for UL and VUL insurance policies, the net cost of reinsurance ceded, which represents the discounted amount of the expected cash flows between the reinsurer and the Company, is classified as an asset or contra asset and amortized over the estimated life of the policies in proportion to the estimated gross profits (“EGPs”) and is subject to retrospective adjustment in a manner similar to retrospective adjustment of DAC. The assumptions used to project the expected cash flows are consistent with those used for DAC valuation for the same contracts. Changes in the net cost of reinsurance are reflected as a component of Policy and contract charges. Reinsurance recoveries are reported as components of Benefits, claims, losses and settlement expenses.

Insurance liabilities are reported before the effects of reinsurance. Policyholder account balances, future policy benefits and claims recoverable under reinsurance contracts are recorded within Reinsurance recoverables, net of the allowance for credit losses. The Company evaluates the financial condition of its reinsurers prior to entering into new reinsurance contracts and on a periodic basis during the contract term. The allowance for credit losses related to reinsurance recoverable is based on applying observable industry data including insurer ratings, default and loss severity data to the Company’s reinsurance recoverable balances. Management evaluates the results of the calculation and considers differences between the industry data and the Company’s data. Such differences include the fact that the Company has no actual history of losses and the fact that industry data

RiverSource Life Insurance Co. of New York

may contain non-life insurers. This evaluation is inherently subjective as it requires estimates, which may be susceptible to significant change given the long-term nature of these receivables. The allowance for credit losses on reinsurance recoverable is recorded through provisions charged to Benefits, claims, losses and settlement expenses.

The Company also assumes life insurance and fixed annuity risk from other insurers in limited circumstances. Reinsurance premiums received and benefits paid are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Liabilities for assumed business are recorded within Policyholder account balances, future policy benefits and claims.

See Note 9 for additional information on reinsurance.

Derivative Instruments and Hedging Activities

Freestanding derivative instruments are recorded at fair value and are reflected in Other assets or Other liabilities. The Company’s policy is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. The accounting for changes in the fair value of a derivative instrument depends on its intended use and the resulting hedge designation, if any. The Company primarily uses derivatives as economic hedges that are not designated as accounting hedges or do not qualify for hedge accounting treatment.

Derivative instruments that are entered into for hedging purposes are designated as such at the time the Company enters into the contract. For all derivative instruments that are designated for hedging activities, the Company documents all of the hedging relationships between the hedge instruments and the hedged items at the inception of the relationships. Management also documents its risk management objectives and strategies for entering into the hedge transactions. The Company assesses, at inception and on a quarterly basis, whether derivatives designated as hedges are highly effective in offsetting the fair value or cash flows of hedged items. If it is determined that a derivative is no longer highly effective as a hedge, the Company will discontinue the application of hedge accounting.

For derivative instruments that do not qualify for hedge accounting or are not designated as accounting hedges, changes in fair value are recognized in current period earnings. Changes in fair value of derivatives are presented in the Statements of Income based on the nature and use of the instrument. Changes in fair value of derivatives used as economic hedges are presented in the Statements of Income with the corresponding change in the hedged asset or liability.

The equity component of IUL obligations is considered an embedded derivative. Additionally, certain annuities contain GMAB and GMWB provisions. The GMAB and the non-life contingent benefits associated with GMWB provisions are also considered embedded derivatives.

See Note 12 for information regarding the Company’s fair value measurement of derivative instruments and Note 16 for the impact of derivatives on the Statements of Income.

Deferred Acquisition Costs

The Company incurs costs in connection with acquiring new and renewal insurance and annuity businesses. The portion of these costs which are incremental and direct to the acquisition of a new or renewal insurance policy or annuity contract are deferred. Significant costs capitalized include sales based compensation related to the acquisition of new and renewal insurance policies and annuity contracts, medical inspection costs for successful sales, and a portion of employee compensation and benefit costs based upon the amount of time spent on successful sales. Sales based compensation paid to AFS advisors and employees and third-party distributors is capitalized. Employee compensation and benefits costs which are capitalized relate primarily to sales efforts, underwriting and processing. All other costs which are not incremental direct costs of acquiring an insurance policy or annuity contract are expensed as incurred. The DAC associated with insurance policies or annuity contracts that are significantly modified or internally replaced with another contract are accounted for as contract terminations. These transactions are anticipated in establishing amortization periods and other valuation assumptions.

The Company monitors other DAC amortization assumptions, such as persistency, mortality, morbidity, interest margin, variable annuity benefit utilization and maintenance expense levels each quarter and, when assessed independently, each could impact the Company’s DAC balances.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions described previously. Unless the Company’s management identifies a significant deviation over the course of the quarterly monitoring, management reviews and updates these DAC amortization assumptions annually in the third quarter of each year.

Non-Traditional Long-Duration Products

For non-traditional long-duration products (including variable and fixed deferred annuity contracts, UL and VUL insurance products), DAC are amortized based on projections of EGPs over amortization periods equal to the approximate life of the business.

EGPs vary based on persistency rates (assumptions at which contractholders and policyholders are expected to surrender, make withdrawals from and make deposits to their contracts), mortality levels, client asset value growth rates (based on equity and

RiverSource Life Insurance Co. of New York

bond market performance), variable annuity benefit utilization and interest margins (the spread between earned rates on invested assets and rates credited to contractholder and policyholder accounts) and are management’s best estimates. Management regularly monitors financial market conditions and actual contractholder and policyholder behavior experience and compares them to its assumptions. These assumptions are updated whenever it appears that earlier estimates should be revised. When assumptions are changed, the percentage of EGPs used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in the DAC balance and an increase in DAC amortization expense, while a decrease in amortization percentage will result in an increase in the DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made. At each balance sheet date, the DAC balance is adjusted for the effect that would result from the realization of unrealized gains (losses) on securities impacting EGPs, with the related change recognized through AOCI.

The client asset value growth rates are the rates at which variable annuity and VUL insurance contract values invested in separate accounts are assumed to appreciate in the future. The rates used vary by equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to client asset value growth rates on a regular basis. The Company typically uses a five-year mean reversion process as a guideline in setting near-term equity fund growth rates based on a long-term view of financial market performance as well as recent actual performance. The suggested near-term equity fund growth rate is reviewed quarterly to ensure consistency with management’s assessment of anticipated equity market performance. DAC amortization expense recorded in a period when client asset value growth rates exceed management’s near-term estimate will typically be less than in a period when growth rates fall short of management’s near-term estimate.

Traditional Long-Duration Products

For traditional long-duration products (including traditional life and DI insurance products), DAC are generally amortized as a percentage of premiums over amortization periods equal to the premium paying period. The assumptions made in calculating the DAC balance and DAC amortization expense are consistent with those used in determining the liabilities.

For traditional life and DI insurance products, the assumptions provide for adverse deviations in experience and are revised only if management concludes experience will be so adverse that DAC are not recoverable. If management concludes that DAC are not recoverable, DAC are reduced to the amount that is recoverable based on best estimate assumptions and there is a corresponding expense recorded in the Statements of Income.

Deferred Sales Inducement Costs

Sales inducement costs consist of bonus interest credits and premium credits added to certain annuity contract and insurance policy values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC. DSIC is recorded in Other assets and amortization of DSIC is recorded in Benefits, claims, losses and settlement expenses.

Separate Account Assets and Liabilities

Separate account assets represent funds held for the benefit of and Separate account liabilities represent the obligation to the variable annuity contractholders and variable life insurance policyholders, who have a contractual right to receive the benefits of their contract or policy and bear the related investment risk. Gains and losses on separate account assets accrue directly to the contractholder or policyholder and are not reported in the Company’s Statements of Income. Separate account assets are recorded at fair value and Separate account liabilities are equal to the assets recognized.

Policyholder Account Balances, Future Policy Benefits and Claims

The Company establishes reserves to cover the benefits associated with non-traditional and traditional long-duration products. Non-traditional long-duration products include variable annuity contracts, fixed annuity contracts and UL and VUL policies. Traditional long-duration products include term life, whole life, DI and LTC insurance products.

Guarantees accounted for as insurance liabilities include GMDB, guaranteed minimum income benefit (“GMIB”) and the life contingent benefits associated with GMWB. In addition, UL and VUL policies with product features that result in profits followed by losses are accounted for as insurance liabilities.

Guarantees accounted for as embedded derivatives include GMAB and the non-life contingent benefits associated with GMWB. In addition, the portion of indexed annuities and IUL policies allocated to the indexed account is accounted for as an embedded derivative.

Changes in future policy benefits and claims are reflected in earnings in the period adjustments are made. Where applicable, benefit amounts expected to be recoverable from reinsurance companies who share in the risk are separately recorded as Reinsurance recoverables.

RiverSource Life Insurance Co. of New York

Non-Traditional Long-Duration Products

The liabilities for non-traditional long-duration products include fixed account values on variable and fixed annuities and UL and VUL policies, liabilities for guaranteed benefits associated with variable annuities and embedded derivatives for variable annuities and IUL products.

Liabilities for fixed account values on variable and fixed deferred annuities and UL and VUL policies are equal to accumulation values, which are the cumulative gross deposits and credited interest less withdrawals and various charges.

A portion of the Company’s UL and VUL policies have product features that result in profits followed by losses from the insurance component of the contract. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the contract. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges. The liability for these future losses is determined by estimating the death benefits in excess of account value and recognizing the excess over the estimated life based on expected assessments (e.g. cost of insurance charges, contractual administrative charges, similar fees and investment margin). See Note 11 for information regarding the liability for contracts with secondary guarantees.

Liabilities for IUL products are equal to the accumulation of host contract values covering guaranteed benefits and the fair value of embedded equity options.

The GMDB liability is determined by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

If elected by the contract owner and after a stipulated waiting period from contract issuance, a GMIB guarantees a minimum lifetime annuity based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates. The GMIB liability is determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated life based on expected assessments.

The liability for the life contingent benefits associated with GMWB provisions is determined by estimating the expected value of benefits that are contingent upon survival after the account value is equal to zero and recognizing the benefits over the estimated life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

In determining the liabilities for GMDB, GMIB and the life contingent benefits associated with GMWB, the Company projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency, benefit utilization and investment margins and are consistent with those used for DAC valuation for the same contracts. As with DAC, unless the Company’s management identifies a significant deviation over the course of quarterly monitoring, management reviews and updates these assumptions annually in the third quarter of each year.

See Note 11 for information regarding variable annuity guarantees.

Liabilities for fixed annuities in a benefit or payout status utilize assumptions established as of the date the payout phase is initiated. The liabilities are the present value of future estimated payments reduced for mortality (which is based on industry mortality tables with modifications based on the Company’s experience) and discounted with interest rates.

Embedded Derivatives

The fair value of embedded derivatives related to GMAB and the non-life contingent benefits associated with GMWB provisions fluctuate based on equity, interest rate and credit markets and the estimate of the Company’s nonperformance risk, which can cause these embedded derivatives to be either an asset or a liability. The fair value of embedded derivatives related to IUL fluctuate based on equity markets and interest rates and the estimate of the Company’s nonperformance risk and is a liability. See Note 12 for information regarding the fair value measurement of embedded derivatives.

Traditional Long-Duration Products

The liabilities for traditional long-duration products include liabilities for unpaid amounts on reported claims, estimates of benefits payable on claims incurred but not yet reported and estimates of benefits that will become payable on term life, whole life, DI and LTC policies as claims are incurred in the future.

Liabilities for unpaid amounts on reported life insurance claims are equal to the death benefits payable under the policies.

Liabilities for unpaid amounts on reported DI and LTC claims include any periodic or other benefit amounts due and accrued, along with estimates of the present value of obligations for continuing benefit payments. These unpaid amounts are calculated using anticipated claim continuance rates based on established industry tables, adjusted as appropriate for the Company’s experience. The discount rates used to calculate present values are based on average interest rates earned on assets supporting the liability for unpaid amounts.

RiverSource Life Insurance Co. of New York

Liabilities for estimated benefits payable on claims that have been incurred but not yet reported are based on periodic analysis of the actual time lag between when a claim occurs and when it is reported.

Liabilities for estimates of benefits that will become payable on future claims on term life, whole life and DI insurance policies are based on the net level premium and LTC policies are based on a gross premium valuation reflecting management’s current best estimate assumptions. Net level premium includes anticipated premium payments, mortality and morbidity rates, policy persistency and interest rates earned on assets supporting the liability. Gross premium valuation includes expected premium rate increases, benefit reductions, morbidity rates, policy persistency and interest rates earned on assets supporting the liability. Anticipated mortality and morbidity rates are based on established industry mortality and morbidity tables, with modifications based on the Company’s experience. Anticipated premium payments and persistency rates vary by policy form, issue age, policy duration and certain other pricing factors.

For term life, whole life, DI and LTC policies, the Company utilizes best estimate assumptions as of the date the policy is issued with provisions for the risk of adverse deviation, as appropriate. After the liabilities are initially established, management performs premium deficiency tests using current best estimate assumptions without provisions for adverse deviation annually in the third quarter of each year unless management identifies a material deviation over the course of quarterly monitoring. If the liabilities determined based on these best estimate assumptions are greater than the net reserves (i.e., GAAP reserves net of any DAC balance), the existing net reserves are adjusted by first reducing the DAC balance by the amount of the deficiency or to zero through a charge to current period earnings. If the deficiency is more than the DAC balance, then the net reserves are increased by the excess through a charge to current period earnings. If a premium deficiency is recognized, the assumptions as of the date of the loss recognition are locked in and used in subsequent periods. The assumptions for LTC insurance products are management’s best estimate as of the date of loss recognition and thus no longer provide for adverse deviations in experience.

See Note 10 for information regarding the liabilities for traditional long-duration products.

Unearned Revenue Liability

The Company’s UL and VUL policies require payment of fees or other policyholder assessments in advance for services to be provided in future periods. These charges are deferred as unearned revenue and amortized using EGPs, similar to DAC. The unearned revenue liability is recorded in Other liabilities and the amortization is recorded in Policy and contract charges.

Income Taxes

The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The taxable income of the Company and its parent, RiverSource Life, is included in the consolidated federal income tax return of Ameriprise Financial. The Company provides for income taxes on a separate return basis, except that, under an agreement between Ameriprise Financial and the Company, tax benefits are recognized for losses to the extent they can be used in the consolidated return. It is the policy of Ameriprise Financial that it will reimburse its subsidiaries for any tax benefits recorded.

The Company’s provision for income taxes represents the net amount of income taxes that the Company expects to pay or to receive from various taxing jurisdictions in connection with its operations. The Company provides for income taxes based on amounts that the Company believes it will ultimately owe taking into account the recognition and measurement for uncertain tax positions. Inherent in the provision for income taxes are estimates and judgments regarding the tax treatment of certain items.

In connection with the provision for income taxes, the financial statements reflect certain amounts related to deferred tax assets and liabilities, which result from temporary differences between the assets and liabilities measured for financial statement purposes versus the assets and liabilities measured for tax return purposes.

The Company is required to establish a valuation allowance for any portion of its deferred tax assets that management believes will not be realized. Significant judgment is required in determining if a valuation allowance should be established and the amount of such allowance if required. Factors used in making this determination include estimates relating to the performance of the business. Consideration is given to, among other things in making this determination: (i) future taxable income exclusive of reversing temporary differences and carryforwards; (ii) future reversals of existing taxable temporary differences; (iii) taxable income in prior carryback years; and (iv) tax planning strategies. Management may need to identify and implement appropriate planning strategies to ensure its ability to realize deferred tax assets and reduce the likelihood of the establishment of a valuation allowance with respect to such assets. See Note 18 for additional information on the Company’s valuation allowance.

Changes in tax rates and tax law are accounted for in the period of enactment. Deferred tax assets and liabilities are adjusted for the effect of a change in tax laws or rates and the effect is included in net income.

Revenue Recognition

Premiums on traditional life, DI and LTC insurance products and immediate annuities with a life contingent feature are net of reinsurance ceded and are recognized as revenue when due.

Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale so that the related security or

RiverSource Life Insurance Co. of New York

loan recognizes a constant rate of return on the outstanding balance throughout its term. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and updated future payment assumptions and a catch-up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.

Mortality and expense risk fees are based on a percentage of the fair value of assets held in the Company’s separate accounts and recognized when assessed. Variable annuity guaranteed benefit rider charges, cost of insurance charges on UL and VUL insurance and contract charges (net of reinsurance premiums and cost of reinsurance for UL insurance products) and surrender charges on annuities and UL and VUL insurance are recognized as revenue when assessed.

Realized gains and losses on the sale of securities are recognized using the specific identification method, on a trade date basis. Fees received under marketing support and distribution services arrangements are recognized as revenue when earned.

See Note 4 for further discussion of accounting policies on revenue from contracts with customers.

3.  RECENT ACCOUNTING PRONOUNCEMENTS

Adoption of New Accounting Standards

Income Taxes — Simplifying the Accounting for Income Taxes

In December 2019, the Financial Accounting Standards Board (“FASB”) updated the accounting standards to simplify the accounting for income taxes. The update eliminates certain exceptions to: (1) accounting principles related to intra-period tax allocation to be applied on a prospective basis, (2) deferred tax liabilities related to outside basis differences to be applied on a modified retrospective basis through a cumulative-effect adjustment to retained earnings as of the beginning of the period of adoption, and (3) year-to-date losses in interim periods to be applied on a prospective basis. The update also amends existing guidance related to situations when an entity receives: (1) a step-up in the tax basis of goodwill to be applied on a prospective basis, (2) an allocation of income tax expense when members of a consolidated tax filing group issue separate financial statements to be applied on a retrospective basis for all periods presented, (3) interim recognition of enactment of tax laws or rate changes to be applied on a prospective basis, and (4) franchise taxes and other taxes partially based on income to be applied on a retrospective basis for all periods presented or a modified retrospective basis through a cumulative-effect adjustment to retained earnings as of the beginning of the period of adoption. The standard is effective for interim and annual periods beginning after December 15, 2020, with early adoption permitted. The Company adopted the standard on January 1, 2021. The adoption of this standard had no impact on the Company’s financial condition or results of operations.

Future Adoption of New Accounting Standards

Reference Rate Reform — Expedients for Contract Modifications

In March 2020, the FASB updated the accounting standards to provide optional expedients and exceptions for applying GAAP to contracts, hedging or other transactions that are affected by reference rate reform (i.e., the elimination of the London Inter-Bank Offered Rate (“LIBOR”)). The following expedients are provided for modified contracts whose reference rate is changed: (1) receivables and debt contracts are accounted for prospectively by adjusting the effective interest rate, (2) leases are accounted for as a continuation of the existing contracts with no reassessments of the lease classification and discount rate or remeasurements of lease payments that otherwise would be required, and (3) an entity is not required to reassess its original conclusion about whether that contract contains an embedded derivative that is clearly and closely related to the economic characteristics and risks of the host contract. The amendments in this update were effective upon issuance and must be elected prior to December 31, 2022. When elected, the optional expedients for contract modifications must be applied consistently for all eligible contracts or eligible transactions. In January 2021, FASB updated the standard to allow an entity to elect to apply the treatment under the original guidance to derivative instruments that use an interest rate that for margining, discounting or contract price alignment that will be modified due to reference rate reform but did not qualify under the original guidance. The Company has not yet applied any of the optional expedients. The adoption of the standard is not expected to have an impact on the Company’s results of operations and financial condition.

Financial Services — Insurance — Targeted Improvements to the Accounting for Long-Duration Contracts

In August 2018, the FASB updated the accounting standard related to long-duration insurance contracts. The guidance revises key elements of the measurement models and disclosure requirements for long-duration insurance contracts issued by insurers and reinsurers.

The guidance establishes a significant new category of benefit features called market risk benefits that protect the contractholder from other-than-nominal capital market risk and expose the insurer to that risk. Insurers will have to measure market risk benefits at fair value. Market risk benefits include variable annuity guaranteed benefits (i.e. guaranteed minimum death, withdrawal, withdrawal for life, accumulation and income benefits). The portion of the change in fair value attributable to a change in the instrument-specific credit risk of market risk benefits in a liability position will be recorded in OCI.

RiverSource Life Insurance Co. of New York

Significant changes also relate to the measurement of the liability for future policy benefits for nonparticipating traditional long-duration insurance contracts and immediate annuities with a life contingent feature including the following:

•

Insurers will be required to review and update the cash flow assumptions used to measure the liability for future policy benefits rather than using assumptions locked in at contract inception. The review of assumptions to measure the liability for all future policy benefits will be required annually at the same time each year, or more frequently if suggested by experience. The effect of updating assumptions will be measured on a retrospective catch-up basis and presented separate from the ongoing policyholder benefit expense in the statement of operations in the period the update is made. This new unlocking process will be required for the Company’s term and whole life insurance, disability income, long term care insurance and immediate annuities with a life contingent feature.

•

The discount rate used to measure the liability for future policy benefits will be standardized. The current requirement to use a discount rate reflecting expected investment yields will change to an upper-medium grade (low credit risk) fixed income corporate instrument yield (generally interpreted as an “A” rating) reflecting the duration characteristics of the liability. Entities will be required to update the discount rate at each reporting date with the effect of discount rate changes reflected in OCI.

•

The current premium deficiency test is being replaced with a net premium ratio cap of 100%. If the net premium ratio (i.e. the ratio of the present value of total expected benefits and related expenses to the present value of total expected premiums) exceeds 100%, insurers are required to recognize a loss in the statement of operations in the period. Contracts from different issue years will no longer be permitted to be grouped to determine contracts in a loss position.

In addition, the update requires DAC and DSIC relating to all long-duration contracts and most investment contracts to be amortized on a straight-line basis over the expected life of the contract independent of profit emergence. Under the new guidance, interest will not accrue to the deferred balance and DAC and DSIC will not be subject to an impairment test.

The update requires significant additional disclosures, including disaggregated rollforwards of the liability for future policy benefits, policyholder account balances, market risk benefits, DAC and DSIC, as well as qualitative and quantitative information about expected cash flows, estimates and assumptions. The standard is effective for interim and annual periods beginning after December 15, 2022. The standard should be applied to the liability for future policy benefits and DAC and DSIC on a modified retrospective basis and applied to market risk benefits on a retrospective basis with the option to apply full retrospective transition if certain criteria are met. Early adoption is permitted. The Company is currently in the process of implementing the standard, including the implementation of controlled measurement and reporting processes. The Company expects the impact of adopting the standard to be material to its financial condition and results of operations.

4.  REVENUE FROM CONTRACTS WITH CUSTOMERS

The following table presents disaggregated revenue from contracts with customers and a reconciliation to total revenues reported on the Statements of Income:

	Years Ended December 31,
(in thousands)	2021	2020	2019
Policy and contract charges
Affiliated (from Columbia Management Investment Distributors, Inc.)	$11,402	$10,217	$9,802
Unaffiliated	936	747	752
Total	12,338	10,964	10,554
Other revenues
Administrative fees
Affiliated (from Columbia Management Investment Services, Corp.)	2,908	2,560	2,492
Unaffiliated	1,127	1,019	1,062
	4,035	3,579	3,554
Other fees
Affiliated (from Columbia Management Investment Advisers, LLC (“CMIA”) and Columbia Wanger Asset Management LLC)	22,969	20,638	20,122
Unaffiliated	282	226	215
	23,251	20,864	20,337
Total	27,286	24,443	23,891
Total revenue from contracts with customers	39,624	35,407	34,445
Revenue from other sources(1)	219,760	200,625	206,941
Total revenues	$259,384	$236,032	$241,386

(1)	Amounts primarily consist of revenue associated with insurance and annuity products or financial instruments.

RiverSource Life Insurance Co. of New York

The following discussion describes the nature, timing, and uncertainty of revenues and cash flows arising from the Company’s contracts with customers.

Policy and Contract Charges

The Company earns revenue for providing distribution-related services to affiliated and unaffiliated mutual funds that are available as underlying investments in its variable annuity and variable life insurance products. The performance obligation is satisfied at the time the mutual fund is distributed. Revenue is recognized over the time the mutual fund is held in the variable product and is generally earned based on a fixed rate applied, as a percentage, to the net asset value of the fund. The revenue is not recognized at the time of sale because it is variably constrained due to factors outside the Company’s control, including market volatility and how long the fund(s) remain in the insurance policy or annuity contract. The revenue will not be recognized until it is probable that a significant reversal will not occur. These fees are accrued and collected on a monthly basis.

Other Revenues

Administrative Fees

The Company earns revenue for providing customer support, contract servicing and administrative services for affiliated and unaffiliated mutual funds that are available as underlying instruments in its variable annuity and variable life insurance products. The transfer agent and administration revenue is earned daily based on a fixed rate applied, as a percentage, to assets under management. These performance obligations are considered a series of distinct services that are substantially the same and are satisfied each day over the contract term. These fees are accrued and collected on a monthly basis.

Other Fees

The Company earns revenue for providing affiliated and unaffiliated partners an opportunity to educate the financial advisors of its affiliate, AFS, that sell the Company’s products as well as product and marketing personnel to support the offer, sale and servicing of funds within the Company’s variable annuity and variable life insurance products. These payments allow the parties to train and support the advisors, explain the features of their products, and distribute marketing and educational materials. The affiliated revenue is earned based on a rate, updated at least annually, which is applied, as a percentage, to the market value of assets invested. The unaffiliated revenue is earned based on a fixed rate applied, as a percentage, to the market value of assets invested. These performance obligations are considered a series of distinct services that are substantially the same and are satisfied each day over the contract term. These fees are accrued and collected on a monthly basis.

Receivables

Receivables for revenue from contracts with customers are recognized when the performance obligation is satisfied and the Company has an unconditional right to the revenue. Receivables related to revenues from contracts with customers were $3.6 million and $3.3 million as of December 31, 2021 and 2020, respectively.

5.  VARIABLE INTEREST ENTITIES

The Company invests in structured investments which are considered variable interest entities (“VIEs”) for which it is not the sponsor. These structured investments typically invest in fixed income instruments and are managed by third parties and include asset backed securities and commercial and residential mortgage backed securities. The Company classifies these investments as Available-for-Sale securities. The Company has determined that it is not the primary beneficiary of these structures due to the size of the Company’s investment in the entities and position in the capital structure of these entities. The Company’s maximum exposure to loss as a result of its investment in these structured investments is limited to its amortized cost. The Company has no obligation to provide financial or other support to the structured investments beyond its investment nor has the Company provided any support to the structured investments. See Note 6 for additional information on these structured investments.

6.  INVESTMENTS

Available-for-Sale securities distributed by type were as follows:

	December 31, 2021
Description of Securities (in thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value

Fixed maturities:
Corporate debt securities	$921,350	$90,826	$(4,480)	$—	$1,007,696
Residential mortgage backed securities	337,609	3,997	(1,303)	—	340,303
Commercial mortgage backed securities	320,574	8,502	(763)	—	328,313
State and municipal obligations	108,074	30,827	(5)	—	138,896
Asset backed securities	20,894	1,910	(6)	—	22,798
Foreign government bonds and obligations	1,789	271	(22)	—	2,038
U.S. government and agency obligations	110	—	—	—	110
Total	$1,710,400	$136,333	$(6,579)	$—	$1,840,154

RiverSource Life Insurance Co. of New York

	December 31, 2020
Description of Securities (in thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value

Fixed maturities:
Corporate debt securities	$978,633	$131,349	$(349)	$(739)	$1,108,894
Residential mortgage backed securities	243,325	7,679	(7)	—	250,997
Commercial mortgage backed securities	303,212	19,344	(792)	—	321,764
State and municipal obligations	123,621	34,364	—	—	157,985
Asset backed securities	29,609	2,067	—	—	31,676
Foreign government bonds and obligations	1,829	395	(12)	—	2,212
U.S. government and agency obligations	111	—	—	—	111
Total	$1,680,340	$195,198	$(1,160)	$(739)	$1,873,639

As of December 31, 2021 and 2020, accrued interest of $12.9 million and $13.1 million, respectively, is excluded from the amortized cost basis of Available-for-Sale securities in the tables above and is recorded in Accrued investment income.

As of December 31, 2021 and 2020, investment securities with a fair value of $208.8 million and $91.4 million, respectively, were pledged to meet contractual obligations under derivative contracts, of which $144.3 million and $37.9 million, respectively, may be sold, pledged or rehypothecated by the counterparty.

As of both December 31, 2021 and 2020, fixed maturity securities comprised approximately 90% of the Company’s total investments. Rating agency designations are based on the availability of ratings from Nationally Recognized Statistical Rating Organizations (“NRSROs”), including Moody’s Investors Service (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch Ratings Ltd. (“Fitch”). The Company uses the median of available ratings from Moody’s, S&P and Fitch, or if fewer than three ratings are available, the lower rating is used. When ratings from Moody’s, S&P and Fitch are unavailable, the Company may utilize ratings from other NRSROs or rate the securities internally. As of December 31, 2021 and 2020, $34.6 million and $43.7 million, respectively, of securities were internally rated by CMIA, an affiliate of the Company, using criteria similar to those used by NRSROs.

A summary of fixed maturity securities by rating was as follows:

	December 31, 2021			December 31, 2020
Ratings (in thousands, except percentages)	Amortized Cost	Fair Value	Percent of Total Fair Value	Amortized Cost	Fair Value	Percent of Total Fair Value
AAA	$674,144	$686,258	37%	$567,469	$596,282	32%
AA	59,332	80,770	5	67,672	92,126	5
A	181,353	216,077	12	218,043	267,217	14
BBB	687,598	740,720	40	687,026	768,632	41
Below investment grade	107,973	116,329	6	140,130	149,382	8
Total fixed maturities	$1,710,400	$1,840,154	100%	$1,680,340	$1,873,639	100%

As of December 31, 2021 and 2020, approximately 46% and 38%, respectively, of securities rated AAA were GNMA, FNMA and FHLMC mortgage backed securities. No holdings of any issuer were greater than 10% of the Company’s total shareholder’s equity as of both December 31, 2021 and 2020.

The following tables summarize the fair value and gross unrealized losses on Available-for-Sale securities, aggregated by major investment type and the length of time that individual securities have been in a continuous unrealized loss position for which no allowance for credit losses has been recorded:

	December 31, 2021
	Less than 12 months			12 months or more			Total
Description of Securities (in thousands, except number of securities)	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	56	$223,974	$(3,986)	6	$7,924	$(494)	62	$231,898	$(4,480)
Residential mortgage backed securities	8	201,216	(1,303)	—	—	—	8	201,216	(1,303)
Commercial mortgage backed securities	12	74,061	(761)	1	863	(2)	13	74,924	(763)
Asset backed securities	1	4,493	(6)	—	—	—	1	4,493	(6)
State and municipal obligations	2	500	(5)	—	—	—	2	500	(5)
Foreign government bonds and obligations	—	—	—	1	86	(22)	1	86	(22)
Total	79	$504,244	$(6,061)	8	$8,873	$(518)	87	$513,117	$(6,579)

RiverSource Life Insurance Co. of New York

	December 31, 2020
	Less than 12 months			12 months or more			Total
Description of Securities (in thousands, except number of securities)	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	12	$28,018	$(266)	1	$1,591	$(83)	13	$29,609	$(349)
Residential mortgage backed securities	2	1,367	(7)	1	59	—	3	1,426	(7)
Commercial mortgage backed securities	8	36,014	(710)	3	3,184	(82)	11	39,198	(792)
Foreign government bonds and obligations	—	—	—	1	96	(12)	1	96	(12)
Total	22	$65,399	$(983)	6	$4,930	$(177)	28	$70,329	$(1,160)

As part of the Company’s ongoing monitoring process, management determined that the change in gross unrealized losses on its Available-for-Sale securities for which an allowance for credit losses has not been recognized during the year ended December 31, 2021 is primarily attributable to higher interest rates. The Company did not recognize these unrealized losses in earnings because it was determined that such losses were due to non-credit factors. The Company does not intend to sell these securities and does not believe that it is more likely than not that the Company will be required to sell these securities before the anticipated recovery of the remaining amortized cost basis. As of December 31, 2021 and 2020, approximately 77% and 72%, respectively, of the total of Available-for-Sale securities with gross unrealized losses were considered investment grade.

The following table presents a rollforward of the allowance for credit losses on Available-for-Sale securities:

(in thousands)	Corporate Debt Securities
Balance at January 1, 2020(1)	$—
Additions for which credit losses were not previously recorded	975
Additional increases (decreases) on securities that had an allowance recorded in a previous period	(236)
Balance at December 31, 2020	739
Additional increases (decreases) on securities that had an allowance recorded in a previous period	(104)
Charge-offs	(635)
Balance at December 31, 2021	$—

(1)

Prior to January 1, 2020, credit losses on Available-for-Sale securities were not recorded in an allowance but were recorded as a reduction of the book value of the security if the security was other-than-temporarily impaired.

Net realized gains and losses on Available-for-Sale securities, determined using the specific identification method, recognized in Net realized investment gains (losses) were as follows:

	Years Ended December 31,
(in thousands)	2021	2020	2019
Gross realized investment gains	$11,923	$1,461	$284
Gross realized investment losses	(9)	(111)	(262)
Credit reversals (losses)	104	(739)	(1,054)
Other impairments	(1,641)	—	—
Total	$10,377	$611	$(1,032)

Net credit reversals for the year ended December 31, 2021 primarily related to decreases in an allowance for credit losses. For the year ended December 31, 2020, credit losses primarily related to recording an allowance for credit losses on certain corporate debt securities, primarily in the oil and gas industry. Other-than-temporary impairments for the year ended December 31, 2019 related to corporate debt securities. Other impairments for the year ended December 31, 2021 were the result of intent to sell certain Available-for-Sale securities.

See Note 17 for a rollforward of net unrealized investment gains (losses) included in AOCI.

RiverSource Life Insurance Co. of New York

Available-for-Sale securities by contractual maturity as of December 31, 2021 were as follows:

(in thousands)	Amortized Cost	Fair Value
Due within one year	$108,095	$109,464
Due after one year through five years	336,859	356,233
Due after five years through 10 years	231,914	240,251
Due after 10 years	354,455	442,792
	1,031,323	1,148,740
Residential mortgage backed securities	337,609	340,303
Commercial mortgage backed securities	320,574	328,313
Asset backed securities	20,894	22,798
Total	$1,710,400	$1,840,154

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Residential mortgage backed securities, commercial mortgage backed securities and asset backed securities are not due at a single maturity date. As such, these securities were not included in the maturities distribution.

The following is a summary of Net investment income:

	Years Ended December 31,
(in thousands)	2021	2020	2019
Fixed maturities	$57,644	$60,840	$65,554
Mortgage loans	7,223	7,876	7,223
Policy loans and other investments	2,411	3,480	4,797
	67,278	72,196	77,574
Less: investment expenses	1,909	1,745	1,767
Total	$65,369	$70,451	$75,807

7.  FINANCING RECEIVABLES

Financing receivables are comprised of mortgage loans and policy loans. See Note 2 for information regarding the Company’s accounting policies related to financing receivables and the allowance for credit losses.

Allowance for Credit Losses

The following tables present a rollforward of the allowance for credit losses:

(in thousands)	Mortgage Loans
Balance at December 31, 2019(1)	$2,038
Cumulative effect of adoption of current expected credit losses guidance	(919)
Balance at January 1, 2020	1,119
Provisions	956
Balance at December 31, 2020	2,075
Provisions	(1,216)
Balance at December 31, 2021	$859

(1)	Prior to January 1, 2020, the allowance for credit losses was based on an incurred loss model that did not require estimating expected credit losses over the expected life of the asset.

(in thousands)	Mortgage Loans
Balance at January 1, 2019	$2,038
Charge-offs	—
Balance at December 31, 2019	$2,038

As of December 31, 2021 and 2020, accrued interest on mortgage loans was $501 thousand and $537 thousand, respectively, and is recorded in Accrued investment income and excluded from the amortized cost basis of mortgage loans.

Credit Quality Information

All loans were considered to be performing as of both December 31, 2021 and 2020.

Mortgage Loans

The Company reviews the credit worthiness of the borrower and the performance of the underlying properties in order to determine the risk of loss on mortgage loans. Loan-to-value ratio is the primary credit quality indicator included in this review. Based on this review, the mortgage loans are assigned an internal risk rating, which management updates when credit risk

RiverSource Life Insurance Co. of New York

changes. Mortgage loans which management has assigned its highest risk rating were nil as of both December 31, 2021 and 2020. Loans with the highest risk rating represent distressed loans which the Company has identified as impaired or expects to become delinquent or enter into foreclosure within the next six months. Total mortgage loan modifications through December 31, 2020 due to the COVID-19 pandemic consisted of 5 loans with a total unpaid balance of $7.3 million. Modifications primarily consisted of short-term forbearance and interest only payments. There were no additional modifications during the year ended December 31, 2021. As of December 31, 2021, there were no loans remaining that were modified due to COVID-19. All loans returned to their normal payment schedules. Total mortgage loans past due were nil as of both December 31, 2021 and 2020.

The tables below present the amortized cost basis of mortgage loans by year of origination and loan-to-value ratio:

(in thousands)	December 31, 2021
	2021	2020	2019	2018	2017	Prior	Total
Loan-to-Value Ratio
>100%	$—	$—	$—	$—	$—	$—	$—
80% – 100%	2,500	1,940	2,702	2,261	—	1,332	10,735
60% – 80%	1,786	5,913	2,408	3,514	4,255	1,471	19,347
40% – 60%	1,384	7,769	11,767	12,934	8,010	21,749	63,613
<40%	—	6,655	2,675	6,070	10,148	37,336	62,884
Total	$5,670	$22,277	$19,552	$24,779	$22,413	$61,888	$156,579

(in thousands)	December 31, 2020
	2020	2019	2018	2017	2016	Prior	Total
Loan-to-Value Ratio
>100%	$—	$—	$—	$—	$—	$—	$—
80% – 100%	1,903	5,264	2,328	—	2,407	—	11,902
60% – 80%	7,972	9,713	3,632	3,327	3,079	4,653	32,376
40% – 60%	7,368	4,403	16,771	10,107	3,881	13,853	56,383
<40%	5,694	880	3,002	12,461	3,529	42,693	68,259
Total	$22,937	$20,260	$25,733	$25,895	$12,896	$61,199	$168,920

Loan-to-value ratio is based on income and expense data provided by borrowers at least annually and long-term capitalization rate assumptions based on property type.

In addition, the Company reviews the concentrations of credit risk by region and property type. Concentrations of credit risk of mortgage loans by U.S. region were as follows:

	Loans		Percentage
	December 31,		December 31,
	2021	2020	2021	2020
	(in thousands)
Pacific	$45,171	$47,925	29%	28%
South Atlantic	27,124	30,108	17	18
Mountain	22,735	22,801	15	13
Middle Atlantic	17,604	21,531	11	13
East North Central	13,621	12,634	9	7
West North Central	13,224	14,579	8	9
West South Central	7,669	8,212	5	5
East South Central	5,629	5,970	4	4
New England	3,802	5,160	2	3

	156,579	168,920	100%	100%

Less: allowance for credit losses	859	2,075

Total	$155,720	$166,845

RiverSource Life Insurance Co. of New York

Concentrations of credit risk of mortgage loans by property type were as follows:

	Loans		Percentage
	December 31,		December 31,
	2021	2020	2021	2020
	(in thousands)
Retail	$45,906	$48,272	29%	29%
Apartments	44,365	49,786	28	29
Industrial	30,310	31,885	19	19
Office	18,023	19,939	12	12
Mixed use	7,883	8,302	5	5
Other	10,092	10,736	7	6

	156,579	168,920	100%	100%

Less: allowance for credit losses	859	2,075

Total	$155,720	$166,845

Policy Loans

Policy loans do not exceed the cash surrender value at origination. As there is minimal risk of loss related to policy loans, there is no allowance for credit losses.

Troubled Debt Restructurings

There were no loans accounted for as a troubled debt restructuring by the Company during the years ended December 31, 2021, 2020 and 2019. There are no commitments to lend additional funds to borrowers whose loans have been restructured.

8.  DEFERRED ACQUISITION COSTS AND DEFERRED SALES INDUCEMENT COSTS

Management updates market-related inputs on a quarterly basis and implements model changes related to the living benefit valuation. In addition, management conducts its annual review of life insurance and annuity valuation assumptions relative to current experience and management expectations including modeling changes. These aforementioned changes are collectively referred to as unlocking. The impact of unlocking to DAC for the year ended December 31, 2021 primarily reflected a favorable impact from lower surrenders on variable annuities with living benefits and spread changes on universal life products. The impact of unlocking to DAC for the year ended December 31, 2020 primarily reflected updates to interest rate assumptions, partially offset by a favorable impact from lower surrenders on annuity contracts with a withdrawal benefit. The impact of unlocking to DAC for the year ended December 31, 2019 primarily reflected updated mortality assumptions on UL and VUL insurance products and lower surrender rate assumptions on variable annuities, partially offset by an unfavorable impact from updates to assumptions on utilization of guaranteed withdrawal benefits.

The balances of and changes in DAC were as follows:

(in thousands)	2021	2020	2019
Balance at January 1	$162,650	$174,062	$177,196
Capitalization of acquisition costs	15,039	14,537	19,062
Amortization	(12,277)	(13,599)	(10,536)
Amortization, impact of valuation assumptions review	5,981	(4,677)	(356)
Impact of change in net unrealized (gains) losses on securities	3,865	(7,673)	(11,304)
Balance at December 31	$175,258	$162,650	$174,062

The balances of and changes in DSIC, which is included in Other assets, were as follows:

(in thousands)	2021	2020	2019
Balance at January 1	$8,596	$10,096	$12,066
Capitalization of sales inducement costs	52	59	60
Amortization	(934)	(730)	(896)
Amortization, impact of valuation assumptions review	102	(902)	95
Impact of change in net unrealized (gains) losses on securities	282	73	(1,229)
Balance at December 31	$8,098	$8,596	$10,096

9.  REINSURANCE

The Company reinsures a portion of the insurance risks associated with its traditional life, DI and LTC insurance products through reinsurance agreements with unaffiliated reinsurance companies. Reinsurance contracts do not relieve the Company from its primary obligation to policyholders.

RiverSource Life Insurance Co. of New York

The Company generally reinsures 90% of the death benefit liability for new term life insurance policies beginning in 2002 and new individual UL and VUL insurance policies beginning in 2003. Policies issued prior to these dates are not subject to these same reinsurance levels.

However, for IUL policies issued after September 1, 2013 and VUL policies issued after January 1, 2014, the Company generally reinsures 50% of the death benefit liability.

The maximum amount of life insurance risk the Company will retain is $10 million on a single life and $10 million on any flexible premium survivorship life policy; however, reinsurance agreements are in place such that retaining more than $1.5 million of insurance risk on a single life or a flexible premium survivorship life policy is very unusual. Risk on UL and VUL policies is reinsured on a yearly renewable term basis. Risk on most term life policies starting in 2002 is reinsured on a coinsurance basis, a type of reinsurance in which the reinsurer participates proportionally in all material risks and premiums associated with a policy.

The Company also has life insurance risk previously assumed under reinsurance arrangements with an unaffiliated insurance company.

As of December 31, 2002, the Company discontinued underwriting LTC insurance. For existing LTC policies, the Company has continued ceding 50% of the risk on a coinsurance basis to Genworth Life Insurance Company of New York (“Genworth”) and retains the remaining risk. This reinsurance arrangement applies for 1996 and later issues only. Under these agreements, the Company has the right, but never the obligation, to recapture some, or all, of the risk ceded to Genworth.

Generally, the Company retains at most $5,000 per month of risk per life on DI policies sold on policy forms introduced in 2010 and reinsures the remainder of the risk on a coinsurance basis with unaffiliated reinsurance companies. The Company retains all risk for new claims on DI contracts sold on other policy forms introduced prior to 2010. The Company also retains all risk on accidental death benefit claims and substantially all risk associated with waiver of premium provisions.

As of December 31, 2021 and 2020, traditional life and UL insurance policies in force were $11.5 billion and $11.4 billion, respectively, of which $8.1 billion as of both December 31, 2021 and 2020 were reinsured at the respective year ends.

The effect of reinsurance on premiums for traditional long-duration products was as follows:

	Years Ended December 31,
(in thousands)	2021	2020	2019
Direct premiums	$26,456	$29,441	$32,695
Reinsurance ceded	(11,040)	(11,742)	(11,643)
Net premiums	$15,416	$17,699	$21,052

Policy and contract charges are presented on the Statements of Income net of $9.3 million, $8.5 million and $7.9 million of reinsurance ceded for non-traditional long-duration products for the years ended December 31, 2021, 2020 and 2019, respectively.

The amount of claims recovered through reinsurance on all contracts was $16.0 million, $22.7 million and $18.4 million for the years ended December 31, 2021, 2020 and 2019, respectively.

Reinsurance recoverables include $143.4 million and $141.6 million related to LTC risk ceded to Genworth as of December 31, 2021 and 2020, respectively.

Policyholder account balances, future policy benefits and claims include $1.4 million and $1.5 million related to previously assumed reinsurance arrangements as of December 31, 2021 and 2020, respectively.

RiverSource Life Insurance Co. of New York

10.  POLICYHOLDER ACCOUNT BALANCES, FUTURE POLICY BENEFITS AND CLAIMS AND SEPARATE ACCOUNT LIABILITIES

Policyholder account balances, future policy benefits and claims consisted of the following:

	December 31,
(in thousands)	2021	2020
Policyholder account balances
Fixed annuities(1)	$779,580	$801,476
Variable annuity fixed sub-accounts	268,266	268,830
UL/VUL insurance	193,239	190,878
IUL insurance	143,396	124,665
Other life insurance	28,265	29,870
Total policyholder account balances	1,412,746	1,415,719
Future policy benefits
Variable annuity GMWB	97,348	136,924
Variable annuity GMAB(2)	(2,705)	(542)
Other annuity liabilities	8,896	11,561
Fixed annuity life contingent liabilities	74,672	80,411
Life and DI insurance	66,569	70,504
LTC insurance	355,747	357,716
UL/VUL and other life insurance additional liabilities	84,319	81,079
Total future policy benefits	684,846	737,653
Policy claims and other policyholders’ funds	8,879	15,638
Total policyholder account balances, future policy benefits and claims	$2,106,471	$2,169,010

(1)	Includes fixed deferred annuities and non-life contingent fixed payout annuities.
(2)	Includes the fair value of GMAB embedded derivatives that was a net asset as of both December 31, 2021 and 2020 reported as a contra liability.

Fixed Annuities

Fixed annuities include both deferred and payout contracts. In 2020, the Company discontinued sales of fixed deferred annuities.

Deferred contracts offer a guaranteed minimum rate of interest and security of the principal invested. Payout contracts guarantee a fixed income payment for life or the term of the contract. Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates, ranging from 2.23% to 9.38% as of December 31, 2021, depending on year of issue, with an average rate of approximately 3.7%. The Company generally invests the proceeds from the annuity contracts in fixed rate securities.

Variable Annuities

Purchasers of variable annuities can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for variable annuity contracts are held in separate accounts where the assets are held for the exclusive benefit of those contractholders.

Most of the variable annuity contracts currently issued by the Company contain one or more guaranteed benefits, including GMWB, GMAB and GMDB provisions. The Company previously offered contracts with GMIB provisions. See Note 2 and Note 11 for additional information regarding the Company’s variable annuity guarantees. The Company does not currently hedge its risk under the GMDB and GMIB provisions. See Note 12 and Note 16 for additional information regarding the Company’s derivative instruments used to hedge risks related to GMWB and GMAB provisions.

Insurance Liabilities

UL/VUL is the largest group of insurance policies written by the Company. Purchasers of UL accumulate cash value that increases by a fixed interest rate. Purchasers of VUL can select from a variety of investment options and can elect to allocate a portion to a fixed account or a separate account. A vast majority of the premiums received for VUL policies are held in separate accounts where the assets are held for the exclusive benefit of those policyholders.

IUL is a UL policy that includes an indexed account. The rate of credited interest above the minimum guarantee for funds allocated to the indexed account is linked to the performance of the specific index for the indexed account (subject to stated account parameters, which include a cap and floor, or a spread and floor). The Company offers an S&P 500® Index account option and a blended multi-index account option comprised of the S&P 500 Index, the MSCI® EAFE Index and the MSCI EM Index. Both options offer two crediting durations, one-year and two-year. The policyholder may allocate all or a portion of the policy value to a fixed or any available indexed account. The portion of the policy allocated to the indexed account is accounted for as an embedded derivative at fair value. The Company hedges the interest credited rate including equity and interest rate risk related to the indexed account with derivative instruments. See Note 16 for additional information regarding the Company’s derivative instruments used to hedge the risk related to IUL.

RiverSource Life Insurance Co. of New York

The Company also offers term life insurance as well as DI products. The Company no longer offers standalone LTC products and whole life insurance but has in force policies from prior years.

Insurance liabilities include accumulation values, incurred but not reported claims, obligations for anticipated future claims and unpaid reported claims.

The liability for estimates of benefits that will become payable on future claims on term life, whole life and DI policies is based on the net level premium and LTC policies is based on a gross premium valuation reflecting management’s current best estimate assumptions. Both include the anticipated interest rates earned on assets supporting the liability. Anticipated interest rates for term and whole life ranged from 2.3% to 10% as of December 31, 2021. Anticipated interest rates for DI policies ranged from 3.0% to 7.5% as of December 31, 2021 and for LTC policies ranged from 5.0% to 5.7% as of December 31, 2021.

The liability for unpaid reported claims on DI and LTC policies includes an estimate of the present value of obligations for continuing benefit payments. The discount rates used to calculate present values are based on average interest rates earned on assets supporting the liability for unpaid amounts and were 4.5% and 6.0% for DI and LTC claims, respectively, as of December 31, 2021.

Portions of the Company’s UL and VUL policies have product features that result in profits followed by losses from the insurance component of the policy. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the policy. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

Separate Account Liabilities

Separate account liabilities consisted of the following:

	December 31,
(in thousands)	2021	2020
Variable annuity	$4,897,176	$4,647,548
VUL insurance	534,001	473,946
Other insurance	1,084	903
Total	$5,432,261	$5,122,397

11.  VARIABLE ANNUITY AND INSURANCE GUARANTEES

Most of the variable annuity contracts issued by the Company contain one or more guaranteed benefits, including GMWB, GMAB and GMDB provisions. The Company previously offered contracts containing GMIB provisions. See Note 2 and Note 10 for additional information regarding the Company’s variable annuity guarantees.

The GMDB provisions provide a specified minimum return upon death of the contractholder. The death benefit payable is the greater of (i) the contract value less any purchase payment credits subject to recapture less a pro-rata portion of any rider fees, or (ii) the GMDB provisions specified in the contract. The Company has the following primary GMDB provisions:

•	Return of premium — provides purchase payments minus adjusted partial surrenders.

•

Reset — provides that the value resets to the account value every sixth contract anniversary minus adjusted partial surrenders. This provision was often provided in combination with the return of premium provision and is no longer offered.

•	Ratchet — provides that the value ratchets up to the maximum account value at specified anniversary intervals, plus subsequent purchase payments less adjusted partial surrenders.

The variable annuity contracts with GMWB riders typically have account values that are based on an underlying portfolio of mutual funds, the values of which fluctuate based on fund performance. At contract issue, the guaranteed amount is equal to the amount deposited but the guarantee may be increased annually to the account value (a “step-up”) in the case of favorable market performance or by a benefit credit if the contract includes this provision.

The Company has GMWB riders in force, which contain one or more of the following provisions:

•	Withdrawals at a specified rate per year until the amount withdrawn is equal to the guaranteed amount.

•	Withdrawals at a specified rate per year for the life of the contractholder (“GMWB for life”).

•	Withdrawals at a specified rate per year for joint contractholders while either is alive.

•	Withdrawals based on performance of the contract.

•	Withdrawals based on the age withdrawals begin.

•	Credits are applied annually for a specified number of years to increase the guaranteed amount as long as withdrawals have not been taken.

RiverSource Life Insurance Co. of New York

Variable annuity contractholders age 79 or younger at contract issue can also obtain a principal-back guarantee by purchasing the optional GMAB rider for an additional charge. The GMAB rider guarantees that, regardless of market performance at the end of the 10-year waiting period, the contract value will be no less than the original investment or a specified percentage of the highest anniversary value, adjusted for withdrawals. If the contract value is less than the guarantee at the end of the 10-year period, a lump sum will be added to the contract value to make the contract value equal to the guarantee value.

Certain UL policies provide secondary guarantee benefits. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

The following table provides information related to variable annuity guarantees for which the Company has established additional liabilities:

	December 31, 2021				December 31, 2020
Variable Annuity Guarantees by Benefit Type(1) (in thousands, except age)	Total Contract Value	Contract Value in Separate Accounts	Net Amount at Risk	Weighted Average Attained Age	Total Contract Value	Contract Value in Separate Accounts	Net Amount at Risk	Weighted Average Attained Age
GMDB:
Return of premium	$3,981,649	$3,893,764	$212	68	$3,763,679	$3,673,185	$210	68
Five/six-year reset	472,012	306,636	337	68	455,790	292,486	382	68
One-year ratchet	526,810	514,172	704	71	506,958	494,418	292	70
Five-year ratchet	157,344	153,695	72	69	161,472	157,507	56	68
Total — GMDB	$5,137,815	$4,868,267	$1,325	68	$4,887,899	$4,617,596	$940	68
GMIB	$14,253	$12,895	$57	72	$12,653	$11,311	$88	71
GMWB:
GMWB	$119,783	$119,419	$27	75	$124,413	$124,059	$2	74
GMWB for life	2,999,127	2,996,699	333	69	2,860,105	2,854,447	182	69
Total — GMWB	$3,118,910	$3,116,118	$360	69	$2,984,518	$2,978,506	$184	69
GMAB	$196,030	$196,030	$5	61	$218,850	$218,515	$—	61

(1)

Individual variable annuity contracts may have more than one guarantee and therefore may be included in more than one benefit type. Variable annuity contracts for which the death benefit equals the account value are not shown in this table.

The net amount at risk for GMDB and GMAB is defined as the current guaranteed benefit amount in excess of the current contract value. The net amount at risk for GMIB is defined as the greater of the present value of the minimum guaranteed annuity payments less the current contract value or zero. The net amount at risk for GMWB is defined as the greater of the present value of the minimum guaranteed withdrawal payments less the current contract value or zero.

The following table provides information related to insurance guarantees for which the Company has established additional liabilities:

	December 31, 2021		December 31, 2020
(in thousands, except age)	Net Amount at Risk	Weighted Average Attained Age	Net Amount at Risk	Weighted Average Attained Age
UL secondary guarantees	$470,385	68	$471,997	67

The net amount at risk for UL secondary guarantees is defined as the current guaranteed death benefit amount in excess of the current policyholder account balance.

Changes in additional liabilities (contra liabilities) for variable annuity and insurance guarantees were as follows:

(in thousands)	GMDB	GMIB	GMWB(1)	GMAB(1)	UL
Balance at January 1, 2019	$816	$306	$25,740	$(1,895)	$44,685
Incurred claims	(174)	(99)	27,864	(2,092)	10,317
Paid claims	(72)	—	—	—	(3,522)
Balance at December 31, 2019	570	207	53,604	(3,987)	51,480
Incurred claims	806	(9)	83,320	3,445	15,959
Paid claims	(447)	—	—	—	(5,364)
Balance at December 31, 2020	929	198	136,924	(542)	62,075
Incurred claims	680	(10)	(39,577)	(2,163)	10,183
Paid claims	(2)	—	—	—	(2,490)
Balance at December 31, 2021	$1,607	$188	$97,347	$(2,705)	$69,768

(1)	The incurred claims for GMWB and GMAB include the change in the fair value of the liabilities (contra liabilities) less paid claims.

The liabilities for guaranteed benefits are supported by general account assets.

RiverSource Life Insurance Co. of New York

The following table summarizes the distribution of separate account balances by asset type for variable annuity contracts providing guaranteed benefits:

	December 31,
(in thousands)	2021	2020
Mutual funds:
Equity	$2,889,953	$2,666,142
Bond	1,486,601	1,544,298
Other	502,889	419,740
Total mutual funds	$4,879,443	$4,630,180

No gains or losses were recognized on assets transferred to separate accounts for the years ended December 31, 2021, 2020 and 2019.

12.  FAIR VALUES OF ASSETS AND LIABILITIES

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit price. The exit price assumes the asset or liability is not exchanged subject to a forced liquidation or distressed sale.

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

Level 1	Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2	Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3	Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The following tables present the balances of assets and liabilities measured at fair value on a recurring basis:

	December 31, 2021
(in thousands)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale securities:
Corporate debt securities	$—	$961,862	$45,834	$1,007,696
Residential mortgage backed securities	—	340,303	—	340,303
Commercial mortgage backed securities	—	328,313	—	328,313
State and municipal obligations	—	138,896	—	138,896
Asset backed securities	—	22,798	—	22,798
Foreign government bonds and obligations	—	2,038	—	2,038
U.S. government and agency obligations	110	—	—	110
Total Available-for-Sale securities	110	1,794,210	45,834	1,840,154
Cash equivalents	—	370,121	—	370,121
Other assets:
Interest rate derivative contracts	—	75,145	—	75,145
Equity derivative contracts	1,459	252,365	—	253,824
Foreign exchange derivative contracts	—	547	—	547
Total other assets	1,459	328,057	—	329,516
Separate account assets at net asset value (“NAV”)				5,432,261	(1)
Total assets at fair value	$1,569	$2,492,388	$45,834	$7,972,052

Liabilities
Policyholder account balances, future policy benefits and claims:
IUL embedded derivatives	$—	$—	$51,617	$51,617
GMWB and GMAB embedded derivatives	—	—	71,065	71,065	(2)
Total policyholder account balances, future policy benefits and claims	—	—	122,682	122,682	(3)
Other liabilities:
Interest rate derivative contracts	—	36,683	—	36,683
Equity derivative contracts	4	194,211	—	194,215
Foreign exchange derivative contracts	52	—	—	52
Total other liabilities	56	230,894	—	230,950
Total liabilities at fair value	$56	$230,894	$122,682	$353,632

RiverSource Life Insurance Co. of New York

	December 31, 2020
(in thousands)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale securities:
Corporate debt securities	$—	$1,044,410	$64,484	$1,108,894
Residential mortgage backed securities	—	250,997	—	250,997
Commercial mortgage backed securities	—	321,764	—	321,764
State and municipal obligations	—	157,985	—	157,985
Asset backed securities	—	31,676	—	31,676
Foreign government bonds and obligations	—	2,212	—	2,212
U.S. government and agency obligations	111	—	—	111
Total Available-for-Sale securities	111	1,809,044	64,484	1,873,639
Cash equivalents	—	261,893	—	261,893
Other assets:
Interest rate derivative contracts	—	88,052	—	88,052
Equity derivative contracts	872	163,462	—	164,334
Foreign exchange derivative contracts	7	723	—	730
Total other assets	879	252,237	—	253,116
Separate account assets at NAV				5,122,397	(1)
Total assets at fair value	$990	$2,323,174	$64,484	$7,511,045

Liabilities
Policyholder account balances, future policy benefits and claims:
IUL embedded derivatives	$—	$—	$52,327	$52,327
GMWB and GMAB embedded derivatives	—	—	116,490	116,490	(4)
Total policyholder account balances, future policy benefits and claims	—	—	168,817	168,817	(5)
Other liabilities:
Interest rate derivative contracts	—	50,738	—	50,738
Equity derivative contracts	2,369	51,002	—	53,371
Foreign exchange derivative contracts	2	—	—	2
Total other liabilities	2,371	101,740	—	104,111
Total liabilities at fair value	$2,371	$101,740	$168,817	$272,928

(1)

Amounts are comprised of certain financial instruments that are measured at fair value using the NAV per share (or its equivalent) as a practical expedient and have not been classified in the fair value hierarchy.

(2)

The fair value of the GMWB and GMAB embedded derivatives included $81.1 million of individual contracts in a liability position and $10.0 million of individual contracts in an asset position (recorded as a contra liability) as of December 31, 2021.

(3)	The Company’s adjustment for nonperformance risk resulted in a $34.0 million cumulative decrease to the embedded derivatives as of December 31, 2021.
(4)

The fair value of the GMWB and GMAB embedded derivatives included $121.7 million of individual contracts in a liability position and $5.2 million of individual contracts in an asset position (recorded as a contra liability) as of December 31, 2020.

(5)	The Company’s adjustment for nonperformance risk resulted in a $40.2 million cumulative decrease to the embedded derivatives as of December 31, 2020.

RiverSource Life Insurance Co. of New York

The following tables provide a summary of changes in Level 3 assets and liabilities measured at fair value on a recurring basis:

	Available-for- Sale Securities		Policyholder Account Balances, Future Policy Benefits and Claims
(in thousands)	Corporate Debt Securities		IUL Embedded Derivatives		GMWB and GMAB Embedded Derivatives		Total
Balance at January 1, 2021	$64,484		$(52,327)		$(116,490)		$(168,817)
Total gains (losses) included in:
Net income	(66	)(1)	(4,136	)(2)	73,798	(3)	69,662
Other comprehensive income (loss)	(1,237)		—		—		—
Issues	—		(299)		(21,012)		(21,311)
Settlements	(9,341)		5,145		(7,361)		(2,216)
Transfers into Level 3	33,041		—		—		—
Transfers out of Level 3	(41,047)		—		—		—
Balance at December 31, 2021	$45,834		$(51,617)		$(71,065)		$(122,682)
Changes in unrealized gains (losses) in net income relating to assets and liabilities held at December 31, 2021	$(61	)(1)	$(4,136	)(2)	$71,262	(3)	$67,126
Changes in unrealized gains (losses) in other comprehensive income (loss) relating to assets and liabilities held at December 31, 2021	$(962)		$—		$—		$—

	Available-for- Sale Securities		Policyholder Account Balances, Future Policy Benefits and Claims
(in thousands)	Corporate Debt Securities		IUL Embedded Derivatives		GMWB and GMAB Embedded Derivatives		Total
Balance at January 1, 2020	$64,484		$(47,214)		$(32,326)		$(79,540)
Total gains (losses) included in:
Net income	(71	)(1)	(4,566	)(2)	(59,884	)(3)	(64,450)
Other comprehensive income (loss)	1,503		—		—		—
Purchases	5,441		—		—		—
Issues	—		(4,896)		(20,634)		(25,530)
Settlements	(6,873)		4,349		(3,646)		703
Balance at December 31, 2020	$64,484		$(52,327)		$(116,490)		$(168,817)
Changes in unrealized gains (losses) in net income relating to assets and liabilities held at December 31, 2020	$(71	)(1)	$(4,566	)(2)	$(62,930	)(3)	$(67,496)
Changes in unrealized gains (losses) in other comprehensive income (loss) relating to assets and liabilities held at December 31, 2020	$1,504		$—		$—		$—

	Available-for-Sale Securities				Policyholder Account Balances, Future Policy Benefits and Claims
(in thousands)	Corporate Debt Securities	Residential Mortgage Backed Securities	Total		IUL Embedded Derivatives		GMWB and GMAB Embedded Derivatives		Total
Balance at January 1, 2019	$108,823	$50	$108,873		$(31,504)		$(9,642)		$(41,146)
Total gains (losses) included in:
Net income	(34)	—	(34	)(1)	(10,734	)(2)	(1,908	)(3)	(12,642)
Other comprehensive income (loss)	3,017	8	3,025		—		—		—
Purchases	—	2,000	2,000		—		—		—
Issues	—	—	—		(9,000)		(20,553)		(29,553)
Settlements	(47,322)	(188)	(47,510)		4,024		(223)		3,801
Transfers out of Level 3	—	(1,870)	(1,870)		—		—		—
Balance at December 31, 2019	$64,484	$—	$64,484		$(47,214)		$(32,326)		$(79,540)
Changes in unrealized gains (losses) in net income relating to assets and liabilities held at December 31, 2019	$(15)	$—	$(15	)(1)	$(10,734	)(2)	$(1,726	)(3)	$(12,460)

(1)	Included in Net investment income.
(2)	Included in Interest credited to fixed accounts.
(3)	Included in Benefits, claims, losses and settlement expenses.

RiverSource Life Insurance Co. of New York

The increase (decrease) to pretax income of the Company’s adjustment for nonperformance risk on the fair value of its embedded derivatives was $(4.2) million, $11.3 million and $(8.9) million, net of DAC, DSIC, unearned revenue amortization and the reinsurance accrual, for the years ended December 31, 2021, 2020 and 2019, respectively.

Securities transferred from Level 3 primarily represent securities with fair values that are obtained from a third-party pricing service with observable inputs or fair values that were included in an observable transaction with a market participant. Securities transferred to Level 3 represent securities with fair values that are now based on a single non-binding broker quote.

The following tables provide a summary of the significant unobservable inputs used in the fair value measurements developed by the Company or reasonably available to the Company of Level 3 assets and liabilities:

	December 31, 2021
	Fair Value	Valuation Technique	Unobservable Input	Range			Weighted Average
	(in thousands)
Corporate debt securities (private placements)	$45,816	Discounted cash flow	Yield/spread to U.S. Treasuries(1)	0.8%	–	1.9%	1.3%
IUL embedded derivatives	$51,617	Discounted cash flow	Nonperformance risk(2)	65 bps			65	bps
GMWB and GMAB embedded derivatives	$71,065	Discounted cash flow	Utilization of guaranteed withdrawals(3)(4)	0.0%	–	48.0%	10.9%
			Surrender rate(5)	0.1%	–	55.7%	3.6%
			Market volatility(6)(7)	4.3%	–	16.8%	10.8%
			Nonperformance risk(2)	65 bps			65	bps

	December 31, 2020
	Fair Value	Valuation Technique	Unobservable Input	Range			Weighted Average
	(in thousands)
Corporate debt securities (private placements)	$64,467	Discounted cash flow	Yield/spread to U.S. Treasuries(1)	1.0%	–	3.3%	1.5%
IUL embedded derivatives	$52,327	Discounted cash flow	Nonperformance risk(2)	65 bps			65	bps
GMWB and GMAB embedded derivatives	$116,490	Discounted cash flow	Utilization of guaranteed withdrawals(3)(4)	0.0%	–	48.0%	11.0%
			Surrender rate(5)	0.1%	–	73.5%	3.7%
			Market volatility(6)(7)	4.3%	–	17.1%	11.0%
			Nonperformance risk(2)	65 bps			65	bps

(1)

The weighted average for the spread to U.S. Treasuries for corporate debt securities (private placements) is weighted based on the security’s market value as a percentage of the aggregate market value of the securities.

(2)	The nonperformance risk is the spread added to the observable interest rates used in the valuation of the embedded derivatives.
(3)	The utilization of guaranteed withdrawals represents the percentage of contractholders that will begin withdrawing in any given year.
(4)

The weighted average utilization rate represents the average assumption for the current year, weighting each policy evenly. The calculation excludes policies that have already started taking withdrawals.

(5)

The weighted average surrender rate is weighted based on the benefit base of each contract and represents the average assumption in the current year including the effect of a dynamic surrender formula.

(6)	Market volatility represents the implied volatility of fund of funds and managed volatility funds.
(7)	The weighted average market volatility represents the average volatility across all contracts, weighted by the size of the guaranteed benefit.

Level 3 measurements not included in the table above are obtained from non-binding broker quotes where unobservable inputs utilized in the fair value calculation are not reasonably available to the Company.

Uncertainty of Fair Value Measurements

Significant increases (decreases) in the yield/spread to U.S. Treasuries used in the fair value measurement of Level 3 corporate debt securities in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in nonperformance risk used in the fair value measurement of the IUL embedded derivatives in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in utilization and volatility used in the fair value measurement of the GMWB and GMAB embedded derivatives in isolation would have resulted in a significantly higher (lower) liability value.

Significant increases (decreases) in nonperformance risk and surrender rate used in the fair value measurement of the GMWB and GMAB embedded derivatives in isolation would have resulted in a significantly lower (higher) liability value. Utilization of guaranteed withdrawals and surrender rates vary with the type of rider, the duration of the policy, the age of the contractholder, the distribution channel and whether the value of the guaranteed benefit exceeds the contract accumulation value.

Determination of Fair Value

The Company uses valuation techniques consistent with the market and income approaches to measure the fair value of its assets and liabilities. The Company’s market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. The Company’s income approach uses valuation techniques to convert

RiverSource Life Insurance Co. of New York

future projected cash flows to a single discounted present value amount. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

Assets

Available-for-Sale Securities

When available, the fair value of securities is based on quoted prices in active markets. If quoted prices are not available, fair values are obtained from third-party pricing services, non-binding broker quotes, or other model-based valuation techniques.

Level 1 securities primarily include U.S. Treasuries.

Level 2 securities primarily include corporate bonds, residential mortgage backed securities, commercial mortgage backed securities, state and municipal obligations, asset backed securities and foreign government securities. The fair value of these Level 2 securities is based on a market approach with prices obtained from third-party pricing services. Observable inputs used to value these securities can include, but are not limited to, reported trades, benchmark yields, issuer spreads and non-binding broker quotes. The fair value of securities included in an observable transaction with a market participant are also considered Level 2 when the market is not active.

Level 3 securities primarily include certain corporate bonds. The fair value of corporate bonds classified as Level 3 is typically based on a single non-binding broker quote. The underlying inputs used for some of the non-binding broker quotes are not readily available to the Company. The Company’s privately placed corporate bonds are typically based on a single non-binding broker quote.

In consideration of the above, management is responsible for the fair values recorded on the financial statements. Prices received from third-party pricing services are subjected to exception reporting that identifies investments with significant daily price movements as well as no movements. The Company reviews the exception reporting and resolves the exceptions through reaffirmation of the price or recording an appropriate fair value estimate. The Company also performs subsequent transaction testing. The Company performs annual due diligence of third-party pricing services. The Company’s due diligence procedures include assessing the vendor’s valuation qualifications, control environment, analysis of asset-class specific valuation methodologies, and understanding of sources of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. The Company also considers the results of its exception reporting controls and any resulting price challenges that arise.

Cash Equivalents

Cash equivalents include time deposits and other highly liquid investments with original or remaining maturities at the time of purchase of 90 days or less. The Company’s cash equivalents are classified as Level 2 and measured at amortized cost, which is a reasonable estimate of fair value because of the short time between the purchase of the instrument and its expected realization.

Other Assets

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active over-the-counter (“OTC”) markets is generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The counterparties’ nonperformance risk associated with uncollateralized derivative assets was immaterial as of December 31, 2021 and 2020. See Note 15 and Note 16 for further information on the credit risk of derivative instruments and related collateral.

Separate Account Assets

The fair value of assets held by separate accounts is determined by the NAV of the funds in which those separate accounts are invested. The NAV is used as a practical expedient for fair value and represents the exit price for the separate account. Separate account assets are excluded from classification in the fair value hierarchy.

Liabilities

Policyholder Account Balances, Future Policy Benefits and Claims

There is no active market for the transfer of the Company’s embedded derivatives attributable to the provisions of certain variable annuity riders and IUL products.

The Company values the embedded derivatives attributable to the provisions of certain variable annuity riders using internal valuation models. These models calculate fair value as the present value of future expected benefit payments less the present value of future expected rider fees attributable to the embedded derivative feature. The projected cash flows used by these models include observable capital market assumptions and incorporate significant unobservable inputs related to implied volatility as

RiverSource Life Insurance Co. of New York

well as contractholder behavior assumptions that include margins for risk, all of which the Company believes a market participant would expect. The fair value also reflects a current estimate of the Company’s nonperformance risk specific to these embedded derivatives. Given the significant unobservable inputs to this valuation, these measurements are classified as Level 3. The embedded derivatives attributable to these provisions are recorded in Policyholder account balances, future policy benefits and claims.

The Company uses discounted cash flow models to determine the fair value of the embedded derivatives associated with the provisions of its IUL products. The fair value of the IUL embedded derivatives includes significant observable interest rates, volatilities and equity index levels and the significant unobservable estimate of the Company’s nonperformance risk. Given the significance of the nonperformance risk assumption to the fair value, the IUL embedded derivatives are classified as Level 3.

The embedded derivatives attributable to these provisions are recorded in Policyholder account balances, future policy benefits and claims.

Other Liabilities

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active OTC markets is generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The Company’s nonperformance risk associated with uncollateralized derivative liabilities was immaterial as of December 31, 2021 and 2020. See Note 15 and Note 16 for further information on the credit risk of derivative instruments and related collateral.

Fair Value on a Nonrecurring Basis

During the years ended December 31, 2021 and 2020, there were no material assets or liabilities measured at fair value on a nonrecurring basis.

Assets and Liabilities Not Reported at Fair Value

The following tables provide the carrying value and the estimated fair value of financial instruments that are not reported at fair value:

	December 31, 2021
	Carrying Value	Fair Value
(in thousands)		Level 1	Level 2	Level 3	Total
Financial Assets
Mortgage loans, net	$155,720	$—	$—	$162,999	$162,999
Policy loans	52,068	—	52,068	—	52,068

Financial Liabilities
Policyholder account balances, future policy benefits and claims	$782,398	$—	$—	$914,709	$914,709
Separate account liabilities – investment contracts	4,124	—	4,124	—	4,124

	December 31, 2020
	Carrying Value	Fair Value
(in thousands)		Level 1	Level 2	Level 3	Total
Financial Assets
Mortgage loans, net	$166,845	$—	$—	$175,982	$175,982
Policy loans	48,712	—	48,712	—	48,712

Financial Liabilities
Policyholder account balances, future policy benefits and claims	$804,299	$—	$—	$982,120	$982,120
Separate account liabilities – investment contracts	4,057	—	4,057	—	4,057

See Note 7 for additional information on mortgage loans and policy loans.

Policyholder account balances, future policy benefits and claims includes fixed annuities in deferral status, non-life contingent fixed annuities in payout status and the fixed portion of a small number of variable annuity contracts classified as investment contracts. See Note 10 for additional information on these liabilities. Separate account liabilities are related to certain annuity products that are classified as investment contracts.

RiverSource Life Insurance Co. of New York

13.  RELATED PARTY TRANSACTIONS

Revenues

See Note 4 for information about revenues from contracts with customers earned by the Company from related party transactions with affiliates.

Expenses

Charges by Ameriprise Financial and affiliated companies to the Company for use of joint facilities, technology support, marketing services and other services aggregated $23.1 million, $24.1 million and $26.3 million for the years ended December 31, 2021, 2020 and 2019, respectively. Certain of these costs are included in DAC. Expenses allocated to the Company may not be reflective of expenses that would have been incurred by the Company on a stand-alone basis.

Income Taxes

The Company’s taxable income and its parent, RiverSource Life, is included in the consolidated federal income tax return of Ameriprise Financial. The net amount due to Ameriprise Financial for federal income taxes was $698 thousand and $19.0 million as of December 31, 2021 and 2020, respectively.

Lines of Credit

The Company, as the borrower, has a revolving credit agreement with Ameriprise Financial as the lender. The aggregate amount outstanding under the line of credit may not exceed the lesser of $25 million or 3% of the Company’s statutory admitted assets (excluding separate accounts) as of the prior year end. The interest rate for any borrowing is established by reference to LIBOR for U.S. dollar deposits with maturities comparable to the relevant interest period. Amounts borrowed may be repaid at any time with no prepayment penalty. There were no amounts outstanding on this line of credit as of both December 31, 2021 and 2020.

Dividends or Distributions

During 2021, 2020 and 2019, the Company paid cash dividends or distributions of nil, nil and $43.0 million, respectively, to RiverSource Life. For dividend or other distributions from the Company, advance notification was provided to the New York Department prior to payments. See Note 14 for additional information.

14.  STATUTORY ACCOUNTING PRINCIPLES AND REQUIREMENTS

The National Association of Insurance Commissioners (“NAIC”) defines Risk-Based Capital (“RBC”) requirements for insurance companies. The RBC requirements are used by the NAIC and state insurance regulators to identify companies that merit regulatory actions designed to protect policyholders. These requirements apply to the Company. The Company has met its minimum RBC requirements.

Insurance companies are required to prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of their respective states of domicile, which vary materially from GAAP. Prescribed statutory accounting practices include publications of the NAIC, as well as state laws, regulations and general administrative rules. The State of New York has adopted the NAIC Accounting Practices and Procedures Manual as its prescribed basis of statutory accounting principles. In addition, New York has prescribed certain reserve requirements that differ from those required under NAIC statutory accounting principles. As of December 31, 2021 and 2020, application of these New York prescribed practices which deviate from the NAIC requirements resulted in a decrease to the Company’s statutory surplus of $149.2 million and $128.9 million, respectively. The Company’s RBC would not have triggered a regulatory event without the application of these prescribed practices.

The more significant differences between NAIC statutory accounting principles and GAAP include charging policy acquisition costs to expense as incurred, establishing annuity and insurance reserves using different actuarial methods and assumptions, valuing investments on a different basis and excluding certain assets from the balance sheet by charging them directly to surplus, such as a portion of the net deferred income tax assets.

State insurance statutes generally require insurance companies to provide notice to state regulators prior to payment of dividends or distributions and those dividends or distributions exceeding prescribed limitations are subject to potential disapproval. For the Company, dividends or distributions in a calendar year which exceed the greater of (i) 10% of statutory surplus as of the immediately preceding year-end, or (ii) statutory net gain from operations for the immediately preceding calendar year, not to exceed 30% of statutory surplus as of the immediately preceding year-end would require pre-notification to the New York Department and are subject to potential disapproval. Statutory net gain (loss) from operations was $63.6 million, $13.8 million and $(2.9) million for the years ended December 31, 2021, 2020 and 2019, respectively.

RiverSource Life Insurance Co. of New York

Comparisons of net income and shareholder’s equity, as shown in the accompanying GAAP financial statements, to that determined using statutory accounting principles prescribed by the State of New York (“SAP”) were as follows:

	Years Ended December 31,
(in thousands)	2021	2020	2019
Net Income
Net income, per accompanying GAAP financial statements	$70,104	$41,672	$59,099
Net income (loss), SAP basis(1)	6,125	(46,207)	(82,785)
Difference	$63,979	$87,879	$141,884

	December 31,
(in thousands)	2021	2020
Shareholder’s Equity
Shareholder’s equity, per accompanying GAAP financial statements	$559,333	$530,234
Capital and surplus, SAP basis(2)	309,105	305,353
Difference	$250,228	$224,881

(1)

Results may be significantly impacted by changes in reserves for variable annuity guaranteed benefits, however, these impacts may be substantially offset by unrealized gains (losses) on derivatives which are not included in statutory income but are recorded directly to surplus.

(2)	Includes unassigned surplus of $200.2 million and $196.4 million as of December 31, 2021 and 2020, respectively.

As of December 31, 2021 and 2020, bonds carried at $110 thousand and $111 thousand, respectively, were on deposit with the State of New York as required by law.

15.  OFFSETTING ASSETS AND LIABILITIES

Certain financial instruments and derivative instruments are eligible for offset in the Balance Sheets. The Company’s derivative instruments are subject to master netting and collateral arrangements and qualify for offset. A master netting arrangement with a counterparty creates a right of offset for amounts due to and from that same counterparty that is enforceable in the event of a default or bankruptcy. The Company’s policy is to recognize amounts subject to master netting arrangements on a gross basis in the Balance Sheets.

The following tables present the gross and net information about the Company’s assets subject to master netting arrangements:

	December 31, 2021
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Balance Sheets	Amounts of Assets Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets			Net Amount
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$323,686	$—	$323,686	$(56,063)	$(266,282)	$—	$1,341
OTC cleared	5,189	—	5,189	(2,555)	—	—	2,634
Exchange-traded	641	—	641	(56)	—	—	585
Total derivatives	$329,516	$—	$329,516	$(58,674)	$(266,282)	$—	$4,560

	December 31, 2020
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Balance Sheets	Amounts of Assets Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets			Net Amount
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$249,810	$—	$249,810	$(61,916)	$(183,931)	$—	$3,963
OTC cleared	3,175	—	3,175	(1,109)	—	—	2,066
Exchange-traded	131	—	131	(131)	—	—	—
Total derivatives	$253,116	$—	$253,116	$(63,156)	$(183,931)	$—	$6,029

(1)	Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar arrangements that management elects not to offset on the Balance Sheets.

RiverSource Life Insurance Co. of New York

The following tables present the gross and net information about the Company’s liabilities subject to master netting arrangements:

	December 31, 2021
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Balance Sheets	Amounts of Liabilities Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets			Net Amount
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$228,339	$—	$228,339	$(56,063)	$(36,429)	$(135,700)	$147
OTC cleared	2,555	—	2,555	(2,555)	—	—	—
Exchange-traded	56	—	56	(56)	—	—	—
Total derivatives	$230,950	$—	$230,950	$(58,674)	$(36,429)	$(135,700)	$147

	December 31, 2020
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Balance Sheets	Amounts of Liabilities Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets			Net Amount
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$100,631	$—	$100,631	$(61,916)	$(1,220)	$(37,258)	$237
OTC cleared	1,109	—	1,109	(1,109)	—	—	—
Exchange-traded	2,371	—	2,371	(131)	—	—	2,240
Total derivatives	$104,111	$—	$104,111	$(63,156)	$(1,220)	$(37,258)	$2,477

(1)	Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar arrangements that management elects not to offset on the Balance Sheets.

In the tables above, the amount of assets or liabilities presented are offset first by financial instruments that have the right of offset under master netting or similar arrangements, then any remaining amount is reduced by the amount of cash and securities collateral. The actual collateral may be greater than amounts presented in the tables.

When the fair value of collateral accepted by the Company is less than the amount due to the Company, there is a risk of loss if the counterparty fails to perform or provide additional collateral. To mitigate this risk, the Company monitors collateral values regularly and requires additional collateral when necessary. When the value of collateral pledged by the Company declines, it may be required to post additional collateral.

Freestanding derivative instruments are reflected in Other assets and Other liabilities. Cash collateral pledged by the Company is reflected in Other assets and cash collateral accepted by the Company is reflected in Other liabilities. See Note 16 for additional disclosures related to the Company’s derivative instruments.

16.  DERIVATIVES AND HEDGING ACTIVITIES

Derivative instruments enable the Company to manage its exposure to various market risks. The value of such instruments is derived from an underlying variable or multiple variables, including equity and interest rate indices or prices. The Company primarily enters into derivative agreements for risk management purposes related to the Company’s products and operations.

Certain of the Company’s freestanding derivative instruments are subject to master netting arrangements. The Company’s policy on the recognition of derivatives on the Balance Sheets is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. See Note 15 for additional information regarding the estimated fair value of the Company’s freestanding derivatives after considering the effect of master netting arrangements and collateral.

RiverSource Life Insurance Co. of New York

Generally, the Company uses derivatives as economic hedges and accounting hedges. The following table presents the notional value and gross fair value of derivative instruments, including embedded derivatives:

	December 31, 2021			December 31, 2020
	Notional	Gross Fair Value		Notional	Gross Fair Value
(in thousands)		Assets(1)	Liabilities(2)(3)		Assets(1)	Liabilities(2)(3)
Derivatives not designated as hedging instruments
Interest rate contracts	$3,340,500	$75,145	$36,683	$3,404,600	$88,052	$50,738
Equity contracts	1,922,156	253,824	194,215	1,428,409	164,334	53,371
Foreign exchange contracts	54,825	547	52	41,993	730	2
Total non-designated hedges	5,317,481	329,516	230,950	4,875,002	253,116	104,111
Embedded derivatives
GMWB and GMAB(4)	N/A	—	71,065	N/A	—	116,490
IUL	N/A	—	51,617	N/A	—	52,327
Total embedded derivatives	N/A	—	122,682	N/A	—	168,817
Total derivatives	$5,317,481	$329,516	$353,632	$4,875,002	$253,116	$272,928

N/A Not applicable

(1)	The fair value of freestanding derivative assets is included in Other assets.
(2)

The fair value of freestanding derivative liabilities is included in Other liabilities. The fair value of GMWB and GMAB and IUL embedded derivatives is included in Policyholder account balances, future policy benefits and claims.

(3)

The fair value of the Company’s derivative liabilities after considering the effects of master netting arrangements, cash collateral held by the same counterparty and the fair value of net embedded derivatives was $258.5 million and $208.6 million as of December 31, 2021 and 2020, respectively. See Note 15 for additional information related to master netting arrangements and cash collateral.

(4)

The fair value of the GMWB and GMAB embedded derivatives as of December 31, 2021 included $81.1 million of individual contracts in a liability position and $10.0 million of individual contracts in an asset position. The fair value of the GMWB and GMAB embedded derivatives as of December 31, 2020 included $121.7 million of individual contracts in a liability position and $5.2 million of individual contracts in an asset position.

See Note 12 for additional information regarding the Company’s fair value measurement of derivative instruments.

As of both December 31, 2021 and 2020, investment securities with a fair value of nil were received as collateral to meet contractual obligations under derivative contracts, of which nil may be sold, pledged or rehypothecated by the Company. As of both December 31, 2021 and 2020, the Company had sold, pledged, or rehypothecated none of these securities. In addition, as of both December 31, 2021 and 2020, non-cash collateral accepted was held in separate custodial accounts and was not included in the Company’s Balance Sheets.

The following table presents a summary of the impact of derivatives not designated as hedging instruments, including embedded derivatives, on the Statements of Income:

(in thousands)	Interest Credited to Fixed Accounts	Benefits, Claims, Losses and Settlement Expenses
Year ended December 31, 2021
Interest rate contracts	$—	$(49,439)
Equity contracts	4,552	(38,592)
Foreign exchange contracts	—	477
GMWB and GMAB embedded derivatives	—	45,425
IUL embedded derivatives	1,009	—
Total gain (loss)	$5,561	$(42,129)
Year ended December 31, 2020
Interest rate contracts	$—	$90,348
Equity contracts	2,991	(32,970)
Foreign exchange contracts	—	(231)
GMWB and GMAB embedded derivatives	—	(84,164)
IUL embedded derivatives	(217)	—
Total gain (loss)	$2,774	$(27,017)
Year ended December 31, 2019
Interest rate contracts	$—	$59,242
Equity contracts	5,524	(67,523)
Foreign exchange contracts	—	76
GMWB and GMAB embedded derivatives	—	(22,684)
IUL embedded derivatives	(6,710)	—
Total gain (loss)	$(1,186)	$(30,889)

RiverSource Life Insurance Co. of New York

The Company holds derivative instruments that either do not qualify or are not designated for hedge accounting treatment. These derivative instruments are used as economic hedges of equity, interest rate, credit and foreign currency exchange rate risk related to various products and transactions of the Company.

Certain annuity contracts contain GMWB or GMAB provisions, which guarantee the right to make limited partial withdrawals each contract year regardless of the volatility inherent in the underlying investments or guarantee a minimum accumulation value of consideration received at the beginning of the contract period, after a specified holding period, respectively. The GMAB and non-life contingent GMWB provisions are considered embedded derivatives, which are bifurcated from their host contracts for valuation purposes and reported on the Balance Sheets at fair value with changes in fair value reported in earnings. The Company economically hedges the exposure related to GMAB and non-life contingent GMWB provisions primarily using options, swaptions, swaps and futures.

The deferred premium associated with certain of the above options and swaptions is paid or received semi-annually over the life of the contract or at maturity. The following is a summary of the payments the Company is scheduled to make and receive for these options and swaptions as of December 31, 2021:

(in thousands)	Premiums Payable	Premiums Receivable
2022	$1,034	$—
2023	560	—
2024	319	—
2025	160	—
2026	23,700	—
Total	$25,773	$—

Actual timing and payment amounts may differ due to future settlements, modifications or exercises of the contracts prior to the full premium being paid or received.

IUL products have returns tied to the performance of equity markets. As a result of fluctuations in equity markets, the obligation incurred by the Company related to IUL products will positively or negatively impact earnings over the life of these products. The equity component of the IUL product obligations are considered embedded derivatives, which are bifurcated from their host contracts for valuation purposes and reported on the Balance Sheets at fair value with changes in fair value reported in earnings. As a means of economically hedging its obligations under the provisions of this product, the Company enters into equity and index options and futures contracts.

Credit Risk

Credit risk associated with the Company’s derivatives is the risk that a derivative counterparty will not perform in accordance with the terms of the applicable derivative contract. To mitigate such risk, the Company has established guidelines and oversight of credit risk through a comprehensive enterprise risk management program that includes members of senior management. Key components of this program are to require preapproval of counterparties and the use of master netting and collateral arrangements whenever practical. See Note 15 for additional information on the Company’s credit exposure related to derivative assets.

Certain of the Company’s derivative contracts contain provisions that adjust the level of collateral the Company is required to post based on the Company’s financial strength rating (or based on the debt rating of RiverSource Life’s parent, Ameriprise Financial). Additionally, certain of the Company’s derivative contracts contain provisions that allow the counterparty to terminate the contract if the Company does not maintain a specific financial strength rating or Ameriprise Financial’s debt does not maintain a specific credit rating (generally an investment grade rating). If these termination provisions were to be triggered, the Company’s counterparty could require immediate settlement of any net liability position. As of December 31, 2021 and 2020, the aggregate fair value of derivative contracts in a net liability position containing such credit contingent provisions was $165.6 million and $35.1 million, respectively. The aggregate fair value of assets posted as collateral for such instruments as of December 31, 2021 and 2020 was $165.6 million and $35.0 million, respectively. If the credit contingent provisions of derivative contracts in a net liability position as of December 31, 2021 and 2020 were triggered, the aggregate fair value of additional assets that would be required to be posted as collateral or needed to settle the instruments immediately would have been nil and $111 thousand, respectively.

17.  SHAREHOLDER’S EQUITY

Other comprehensive income (loss) related to net unrealized gains (losses) on securities includes three components: (i) unrealized gains (losses) that arose from changes in the market value of securities that were held during the period; (ii) (gains) losses that were previously unrealized, but have been recognized in current period net income due to sales of Available-for-Sale securities and due to the reclassification of noncredit other-than-temporary impairment losses to credit losses; and (iii) other adjustments primarily consisting of changes in insurance and annuity asset and liability balances, such as DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet dates.

RiverSource Life Insurance Co. of New York

The following table presents the amounts related to each component of unrealized gains (losses) on securities in OCI and AOCI:

(in thousands)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Balance of AOCI at January 1, 2019			$(430)
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	$102,606	$(21,546)	81,060
Reclassification of net (gains) losses on securities included in net income(2)	22	(5)	17
Impact of DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables	(44,455)	9,335	(35,120)
Total other comprehensive income (loss)	58,173	(12,216)	45,957
Balance of AOCI at December 31, 2019			45,527
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	59,055	(12,401)	46,654
Reclassification of net (gains) losses on securities included in net income(2)	(611)	128	(483)
Impact of DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables	(26,156)	5,493	(20,663)
Total other comprehensive income (loss)	32,288	(6,780)	25,508
Balance of AOCI at December 31, 2020			71,035
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	(53,907)	11,321	(42,586)
Reclassification of net (gains) losses on securities included in net income(2)	(10,377)	2,179	(8,198)
Impact of DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables	12,379	(2,600)	9,779
Total other comprehensive income (loss)	$(51,905)	$10,900	(41,005)
Balance of AOCI at December 31, 2021			$30,030

(1)	Includes impairments on Available-for-Sale securities related to factors other than credit that were recognized in OCI during the period.
(2)	Reclassification amounts are recorded in Net realized investment gains (losses).

18.  INCOME TAXES

The components of income tax provision were as follows:

	Years Ended December 31,
(in thousands)	2021	2020	2019
Current income tax
Federal	$22,663	$18,213	$17,365
State and local	624	84	131
Total current income tax	23,287	18,297	17,496
Deferred federal income tax	(7,895)	(10,626)	(8,503)
Total income tax provision	$15,392	$7,671	$8,993

The principal reasons that the aggregate income tax provision is different from that computed by using the U.S. statutory rate of 21% were as follows:

	Years Ended December 31,
	2021	2020	2019
Tax at U.S. statutory rate	21.0%	21.0%	21.0%
Changes in taxes resulting from:
Dividends received deduction	(2.3)	(4.4)	(3.3)
Foreign tax credit, net of addback	(1.2)	—	(4.2)
Other	0.5	(1.0)	(0.3)
Income tax provision	18.0%	15.6%	13.2%

The increase in the effective tax rate for the year ended December 31, 2021 compared to 2020 was primarily due to higher pre-tax income relative to tax preferred items. The increase in the effective tax rate for the year ended December 31, 2020 compared to 2019 was primarily due to decreased foreign tax credits, net of addback.

RiverSource Life Insurance Co. of New York

Deferred income tax assets and liabilities result from temporary differences between the assets and liabilities measured for GAAP reporting versus income tax return purposes. Deferred income tax assets and liabilities are measured at the statutory rate of 21% as of both December 31, 2021 and 2020. The significant components of the Company’s deferred income tax assets and liabilities, which are included net within Other assets or Other liabilities, were as follows:

	December 31,
(in thousands)	2021	2020
Deferred income tax assets
Liabilities for policyholder account balances, future policy benefits and claims	$57,902	$66,993
Investment related	10,691	—
Other	49	46
Gross deferred income tax assets	68,642	67,039
Deferred income tax liabilities
Deferred acquisition costs	29,289	27,725
Net unrealized gains on Available-for Sale securities	10,165	21,064
Investment related	—	7,689
Deferred sales inducement costs	1,815	1,978
Other	91	96
Gross deferred income tax liabilities	41,360	58,552
Net deferred income tax assets	$27,282	$8,487

Based on analysis of the Company’s tax position, management believes it is more likely than not that the results of future operations and implementation of tax planning strategies will generate sufficient taxable income to enable the Company to utilize all of its deferred tax assets. Accordingly, no valuation allowance has been established as of both December 31, 2021 and 2020.

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits was as follows:

(in thousands)	2021	2020	2019
Balance at January 1	$372	$397	$573
Reductions based on tax positions related to the current year	(26)	(25)	(26)
Additions for tax positions of prior years	—	—	358
Audit settlements	—	—	(508)
Balance at December 31	$346	$372	$397

If recognized, approximately $218 thousand, $218 thousand and $65 thousand, net of federal tax benefits, of unrecognized tax benefits as of December 31, 2021, 2020 and 2019, respectively, would affect the effective tax rate.

It is reasonably possible that the total amount of unrecognized tax benefits will change in the next 12 months. The Company estimates that the total amount of gross unrecognized tax benefits may decrease by $346 thousand in the next 12 months due to Internal Revenue Service (“IRS”) settlements.

The Company recognizes interest and penalties related to unrecognized tax benefits as a component of the income tax provision. The Company recognized a net increase of $11 thousand, $15 thousand and $16 thousand in interest and penalties for the years ended December 31, 2021, 2020 and 2019, respectively. As of December 31, 2021 and 2020, the Company had a payable of $74 thousand and $63 thousand, respectively, related to accrued interest and penalties.

The Company files income tax returns as part of its inclusion in the consolidated federal income tax return of Ameriprise Financial in the U.S. federal jurisdiction and various state jurisdictions. The federal statute of limitations are closed on years through 2015, except for one issue for 2014 and 2015 which was claimed on amended returns. The IRS is currently auditing Ameriprise Financial’s U.S. income tax returns for 2016 through 2020. Ameriprise Financial’s or its subsidiaries’, including the Company’s, state income tax returns are currently under examination by various jurisdictions for years ranging from 2015 through 2019.

19.  COMMITMENTS, GUARANTEES AND CONTINGENCIES

Commitments

As of December 31, 2021 and 2020, the Company’s funding commitments for mortgage loan commitments was $3.4 million and nil, respectively.

Guarantees

The Company’s annuity and life products all have minimum interest rate guarantees in their fixed accounts. As of December 31, 2021, these guarantees range from 1% to 5%.

RiverSource Life Insurance Co. of New York

Contingencies

The Company and its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions, concerning matters arising in connection with conduct of its activities. These include proceedings specific to the Company as well as proceedings generally applicable to business practices in the industries in which it operates. The Company can also be subject to legal proceedings arising out of its general business activities, such as its investments, contracts, and employment relationships. Uncertain economic conditions, heightened and sustained volatility in the financial markets and significant financial reform legislation may increase the likelihood that clients and other persons or regulators may present or threaten legal claims or that regulators increase the scope or frequency of examinations of the Company or the insurance industry generally.

As with other insurance companies, the level of regulatory activity and inquiry concerning the Company’s businesses remains elevated. From time to time, the Company and its affiliates, including AFS and RiverSource Distributors, Inc. receive requests for information from, and/or are subject to examinations or claims by various state, federal and other domestic authorities. The Company and its affiliates typically have numerous pending matters, which includes information requests, exams or inquiries regarding their business activities and practices and other subjects, including from time to time: sales and distribution of various products, including the Company’s life insurance and variable annuity products; supervision of associated persons, including AFS financial advisors and RiverSource Distributors, Inc.’s wholesalers; administration of insurance and annuity claims; security of client information; and transaction monitoring systems and controls. The Company and its affiliates have cooperated and will continue to cooperate with the applicable regulators.

These legal proceedings are subject to uncertainties and, as such, it is inherently difficult to determine whether any loss is probable or even reasonably possible, or to reasonably estimate the amount of any loss. The Company cannot predict with certainty if, how or when any such proceedings will be initiated or resolved. Matters frequently need to be more developed before a loss or range of loss can be reasonably estimated for any proceeding. An adverse outcome in one or more proceedings could eventually result in adverse judgments, settlements, fines, penalties or other sanctions, in addition to further claims, examinations or adverse publicity that could have a material adverse effect on the Company’s financial condition, results of operations or liquidity.

In accordance with applicable accounting standards, the Company establishes an accrued liability for contingent litigation and regulatory matters when those matters present loss contingencies that are both probable and can be reasonably estimated. The Company discloses the nature of the contingency when management believes there is at least a reasonable possibility that the outcome may be material to the Company’s financial statements and, where feasible, an estimate of the possible loss. In such cases, there still may be an exposure to loss in excess of any amounts reasonably estimated and accrued. When a loss contingency is not both probable and reasonably estimable, the Company does not establish an accrued liability, but continues to monitor, in conjunction with any outside counsel handling a matter, further developments that would make such loss contingency both probable and reasonably estimable. Once the Company establishes an accrued liability with respect to a loss contingency, the Company continues to monitor the matter for further developments that could affect the amount of the accrued liability that has been previously established, and any appropriate adjustments are made each quarter.

Guaranty Fund Assessments

The Company is required by law to be a member of the guaranty fund association in the State of New York. In the event of insolvency of one or more unaffiliated insurance companies, the Company could be adversely affected by the requirement to pay assessments to the guaranty fund association.

The Company projects its cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations and the amount of its premiums written relative to the industry-wide premium in the State of New York. The Company accrues the estimated cost of future guaranty fund assessments when it is considered probable that an assessment will be imposed, the event obligating the Company to pay the assessment has occurred and the amount of the assessment can be reasonably estimated.

As of both December 31, 2021 and 2020, the Company had no accrual established for estimated future guaranty fund assessments.